Page #       62

Form 2

                       CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNITED STATES FIDELITY AND GUARANTY COMPANY AND ITS AFFILIATED FIRE AND CASUALTY INSURERS

                       SCHEDULE P - ANALYSIS OF LOSSES AND LOSS EXPENSES


                       Notes to Schedule P
 (1) The Parts of Schedule P:
     Part 1 - detailed information on losses and loss expenses.
     Part 2 - history of incurred losses and allocated expenses.
     Part 3 - history of loss and allocated expense payments.
     Part 4 - history of bulk and incurred-but-not reported reserves. Schedule P Interrogatories

 (2) Lines of business A through M and R are groupings of the lines of business used on Page 14, the state page.

 (3) Reinsurance A, B, C, and D (lines N to Q) are:
     Reinsurance A = nonproportional property (1988 and subsequent) Reinsurance B = nonproportional liability (1988 and subsequent) Reinsurance C = financial lines (1988 and subsequent)
     Reinsurance D = old Schedule O line 30 (1987 and prior)

 (4) The Instructions to Schedule P contain directions necessary for filling out Schedule P.

                                 SCHEDULE P - PART 1 - SUMMARY

                                                                                         (000 omitted)
 -----------------------------------------------------------------------------------------------------------------------------------
|              |             Premiums Earned             |                                     Loss and Loss Expense Payments
|      1       |-----------------------------------------|--------------------------------------------------------------------------
|    Years     |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |      9
|   in Which   |             |             |             |                             |        Expense Payments     |
|Premiums Were |             |             |             |-----------------------------|-----------------------------|   Salvage
|  Earned and  |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |     and
| Losses Were  |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              | Subrogation
|   Incurred   |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |   Received
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|              |             |             |             |              |              |              |              |
| 1.  Prior ...|   X X X X   |    X X X X  |    X X X X  |       88,456 |       11,846 |       15,230 |          396 |        5,562
| 2.  1984.....|   2,345,677 |     164,417 |   2,181,260 |    1,910,090 |       59,288 |      164,316 |       12,931 |      103,505
| 3.  1985.....|   3,142,333 |     416,447 |   2,725,886 |    2,564,659 |      433,930 |      197,503 |       18,834 |      106,298
| 4.  1986.....|   3,844,761 |     469,224 |   3,375,537 |    2,276,633 |      304,671 |      182,836 |       12,496 |       95,805
| 5.  1987.....|   4,131,013 |     563,250 |   3,567,763 |    2,268,058 |      393,898 |      167,696 |       16,642 |       84,270
| 6.  1988.....|   4,332,667 |     758,689 |   3,573,978 |    2,302,872 |      477,278 |      160,459 |       14,390 |       84,677
| 7.  1989.....|   4,327,680 |     986,791 |   3,340,889 |    2,490,945 |      609,626 |      148,300 |       13,391 |       77,975
| 8.  1990.....|   4,261,322 |     927,403 |   3,333,919 |    2,197,900 |      547,619 |      139,781 |       14,060 |       87,585
| 9.  1991.....|   3,682,715 |     699,588 |   2,983,127 |    1,669,604 |      323,157 |       88,196 |        6,976 |       53,249
|10.  1992.....|   3,156,709 |     696,137 |   2,460,572 |    1,424,277 |      457,679 |       41,524 |        9,981 |       33,957
|11.  1993.....|   2,959,792 |     883,225 |   2,076,567 |      629,787 |      152,727 |       13,129 |          700 |       13,629
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|12.  Totals ..|   X X X X   |    X X X X  |    X X X X  |   19,823,281 |    3,771,719 |    1,318,970 |      120,796 |      746,514
 -----------------------------------------------------------------------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

 -----------------------------------------------------------
|              Loss and Loss Expense Payments                                             |              |
|      1       ------------------------------|      12      |
|    Years     |      10      |      11      |              |
|   in Which   |              |              |  Number of   |
|Premiums Were | Unallocated  |    Total     |    Claims    |
|  Earned and  |     Loss     |   Net Paid   |  Reported -  |
| Losses Were  |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred   |   Payments   |  - 8 + 10)   |   Assumed    |
|--------------|--------------|--------------|--------------|
|              |              |              |              |
| 1.  Prior ...|        4,404 |       95,847 |   X X X X    |
| 2.  1984.....|      107,137 |    2,109,325 |   X X X X    |
| 3.  1985.....|      111,555 |    2,420,953 |   X X X X    |
| 4.  1986.....|      119,033 |    2,261,337 |   X X X X    |
| 5.  1987.....|      113,586 |    2,138,801 |   X X X X    |
| 6.  1988.....|      118,254 |    2,089,917 |   X X X X    |
| 7.  1989.....|      125,838 |    2,142,066 |   X X X X    |
| 8.  1990.....|      132,232 |    1,908,233 |   X X X X    |
| 9.  1991.....|      132,993 |    1,560,660 |   X X X X    |
|10.  1992.....|      111,262 |    1,109,403 |   X X X X    |
|11.  1993.....|       61,074 |      550,563 |   X X X X    |
|--------------|--------------|--------------|--------------|
|12.  Totals ..|    1,137,368 |   18,387,104 |   X X X X    |
 -----------------------------------------------------------



 -----------------------------------------------------------------------------------------------------------------------------------
|              |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid
|              |--------------------------------------------------------|-----------------------------------------------------------
|              |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk + IBNR
|              |---------------------------|----------------------------|-----------------------------|-----------------------------
|              |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20
|              |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |
|              | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|              |             |             |             |              |              |              |              |
| 1.  Prior ...|     476,516 |     170,978 |     187,774 |          697 |            0 |            0 |      100,931 |        4,968
| 2.  1984.....|      76,590 |       5,910 |     174,924 |      125,492 |            0 |            0 |       17,898 |          287
| 3.  1985.....|      94,424 |      31,568 |      76,573 |        3,306 |            0 |            0 |       24,406 |          275
| 4.  1986.....|      86,983 |      12,870 |      81,320 |        2,839 |            0 |            0 |       30,954 |          806
| 5.  1987.....|     109,950 |      20,047 |     105,374 |        3,872 |            0 |            0 |       41,697 |        1,080
| 6.  1988.....|     249,660 |     107,302 |     109,314 |        3,042 |            0 |            0 |       52,123 |        1,292
| 7.  1989.....|     314,904 |     128,605 |     162,082 |        6,636 |            0 |            0 |       70,631 |        2,353
| 8.  1990.....|     392,205 |     156,307 |     215,620 |       19,064 |            0 |            0 |      101,089 |        4,281
| 9.  1991.....|     357,926 |      75,132 |     303,381 |       63,962 |            0 |            0 |      118,988 |        5,285
|10.  1992.....|     462,572 |     140,152 |     374,963 |       87,424 |            0 |            0 |      124,149 |        6,030
|11.  1993.....|     529,030 |     166,991 |     610,231 |      184,223 |            0 |            0 |      141,378 |       11,948
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|12.  Totals ..|   3,150,759 |   1,015,862 |   2,401,556 |      500,557 |            0 |            0 |      824,245 |       38,605
 -----------------------------------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------------------
|              |              |              |              |             |
|              |      21      |      22      |      23      |     24      |
|              |              |              |              |  Number of  |
|              |   Salvage    | Unallocated  |    Total     |   Claims    |
|              |     and      |     Loss     |  Net Losses  |Outstanding -|
|              | Subrogation  |   Expenses   | and Expenses |   Direct    |
|              | Anticipated  |    Unpaid    |    Unpaid    | and Assumed |
|--------------|--------------|--------------|--------------|-------------|
|              |              |              |              |             |
| 1.  Prior ...|       (8,534)|       16,604 |      605,181 |   X X X X   |
| 2.  1984.....|       (8,841)|        4,572 |      142,295 |   X X X X   |
| 3.  1985.....|       (5,445)|        5,737 |      165,993 |   X X X X   |
| 4.  1986.....|       (6,080)|        6,352 |      189,094 |   X X X X   |
| 5.  1987.....|       (7,877)|        7,796 |      239,818 |   X X X X   |
| 6.  1988.....|      (11,014)|       10,741 |      310,201 |   X X X X   |
| 7.  1989.....|      (14,021)|       14,821 |      424,844 |   X X X X   |
| 8.  1990.....|      (16,718)|       20,994 |      550,256 |   X X X X   |
| 9.  1991.....|      (18,167)|       26,030 |      661,946 |   X X X X   |
|10.  1992.....|      (18,175)|       34,124 |      762,202 |   X X X X   |
|11.  1993.....|      (23,781)|       49,471 |      966,948 |   X X X X   |
|--------------|--------------|--------------|--------------|-------------|
|12.  Totals ..|     (138,653)|      197,241 |    5,018,777 |   X X X X   |
 -------------------------------------------------------------------------



 -----------------------------------------------------------------------------------------------------------------------------------
|              |            Total Losses and             |      Loss and Loss Expense Percentage      |      Discount for Time
|              |         Loss Expenses Incurred          |         (Incurred/Premiums Earned)         |       Value of Money
|              |-----------------------------------------|--------------------------------------------|-----------------------------
|              |     25      |     26      |     27      |      28      |      29      |      30      |      31      |      32
|              |   Direct    |             |             |    Direct    |              |              |              |     Loss
|              | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |   Expense
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|              |             |             |             |              |              |              |              |
| 1.  Prior ...|    X X X X  |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |          861 |        3,502
| 2.  1984.....|   2,455,528 |     203,908 |   2,251,620 |        104.7 |        124.0 |        103.2 |          866 |        1,377
| 3.  1985.....|   3,074,857 |     487,912 |   2,586,945 |         97.9 |        117.2 |         94.9 |        1,564 |        1,714
| 4.  1986.....|   2,784,112 |     333,682 |   2,450,430 |         72.4 |         71.1 |         72.6 |        2,199 |        1,738
| 5.  1987.....|   2,814,158 |     435,539 |   2,378,619 |         68.1 |         77.3 |         66.7 |        2,692 |        2,016
| 6.  1988.....|   3,003,423 |     603,304 |   2,400,118 |         69.3 |         79.5 |         67.2 |        3,834 |        2,399
| 7.  1989.....|   3,327,520 |     760,611 |   2,566,910 |         76.9 |         77.1 |         76.8 |        5,295 |        3,022
| 8.  1990.....|   3,199,821 |     741,332 |   2,458,489 |         75.1 |         79.9 |         73.7 |        5,987 |        3,154
| 9.  1991.....|   2,697,117 |     474,511 |   2,222,606 |         73.2 |         67.8 |         74.5 |        5,056 |        3,072
|10.  1992.....|   2,572,872 |     701,267 |   1,871,605 |         81.5 |        100.7 |         76.1 |        4,282 |        3,131
|11.  1993.....|   2,034,100 |     516,589 |   1,517,511 |         68.7 |         58.5 |         73.1 |            0 |            0
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|12.  Totals ..|   X X X X   |   X X X X   |   X X X X   |    X X X X   |    X X X X   |    X X X X   |       32,636 |       25,125
 -----------------------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

 -----------------------------------------------------------
|              |              |  Net Balance Sheet Reserves |
|              |      33      |        After Discount       |
|              |Inter-Company |-----------------------------|
|              |   Pooling    |      34      |      35      |
|              |Participation |    Losses    |Loss Expenses |
|              |  Percentage  |    Unpaid    |    Unpaid    |
|--------------|--------------|--------------|--------------|
|              |              |              |              |
| 1.  Prior ...|    X X X X   |      491,754 |      109,064 |
| 2.  1984.....|          0.0 |      119,246 |       20,806 |
| 3.  1985.....|          0.0 |      134,560 |       28,155 |
| 4.  1986.....|          0.0 |      150,395 |       34,762 |
| 5.  1987.....|          0.0 |      188,713 |       46,397 |
| 6.  1988.....|          0.0 |      244,795 |       59,173 |
| 7.  1989.....|          0.0 |      336,450 |       80,077 |
| 8.  1990.....|          0.0 |      426,467 |      114,648 |
| 9.  1991.....|          0.0 |      517,156 |      136,661 |
|10.  1992.....|          0.0 |      605,677 |      149,112 |
|11.  1993.....|          0.0 |      788,048 |      178,901 |
|--------------|--------------|--------------|--------------|
|12.  Totals ..|    X X X X   |    4,003,260 |      957,756 |
 -----------------------------------------------------------


 Page      63

Form 2

                       CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNITED STATES FIDELITY AND GUARANTY COMPANY AND ITS AFFILIATED FIRE AND CASUALTY INSURERS


                                SCHEDULE P - PART 2 - SUMMARY


 ------------------------------------------------------------------------------------------------------------------------
|         1         |                       Incurred Losses and Allocated Expenses Reported At Year End (000 omitted)
|   Years in Which  |----------------------------------------------------------------------------------------------------
|    Losses Were    |      2        |      3      |      4      |      5      |      6      |      7      |      8      |
|     Incurred      |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|-------------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|
|                   |               |             |             |             |             |             |             |
|                   |               |             |             |             |             |             |             |
|  1.   Prior ......|   1,545,889 * |   1,710,404 |   1,768,641 |   1,867,332 |   1,991,169 |   2,095,578 |   2,166,262 |
|  2.   1984........|   1,762,739   |   1,888,468 |   1,935,699 |   1,971,381 |   2,018,840 |   2,047,837 |   2,061,716 |
|  3.   1985........|    X X X X    |   2,128,948 |   2,229,789 |   2,253,074 |   2,325,580 |   2,380,464 |   2,415,002 |
|  4.   1986........|    X X X X    |   X X X X   |   2,380,670 |   2,320,255 |   2,295,049 |   2,246,813 |   2,266,851 |
|  5.   1987........|    X X X X    |   X X X X   |   X X X X   |   2,415,688 |   2,281,257 |   2,198,839 |   2,228,024 |
|  6.   1988........|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   2,305,379 |   2,245,300 |   2,322,481 |
|  7.   1989........|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   2,462,371 |   2,411,021 |
|  8.   1990........|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   2,385,841 |
|  9.   1991........|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|------------------------------------------------------------------------------------------------------------------------
| 12.    Totals .........................................................................................................
 ------------------------------------------------------------------------------------------------------------------------
  *Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
 **Current year less first or second prior year, showing (redundant) or adverse.

 ----------------------------------------------------------------------------------------
|         1                                                   |       Development**       |
|   Years in Which  ------------------------------------------|---------------------------|
|    Losses Were     |     9      |     10      |     11      |     12      |     13      |
|     Incurred       |   1991     |    1992     |    1993     |  One Year   |  Two Year   |
|--------------------|------------|-------------|-------------|-------------|-------------|
|                    |            |             |             |             |             |
|                    |            |             |             |             |             |
|  1.   Prior ...... |  2,290,507 |   2,365,601 |   2,511,406 |     145,805 |     220,899 |
|  2.   1984........ |  2,084,627 |   2,103,491 |   2,139,911 |      36,420 |      55,284 |
|  3.   1985........ |  2,434,176 |   2,441,724 |   2,469,653 |      27,929 |      35,477 |
|  4.   1986........ |  2,283,007 |   2,303,983 |   2,325,045 |      21,062 |      42,038 |
|  5.   1987........ |  2,204,680 |   2,229,385 |   2,257,237 |      27,852 |      52,557 |
|  6.   1988........ |  2,218,077 |   2,255,781 |   2,271,123 |      15,342 |      53,046 |
|  7.   1989........ |  2,439,506 |   2,402,185 |   2,426,250 |      24,065 |     (13,256)|
|  8.   1990........ |  2,370,039 |   2,340,530 |   2,305,263 |     (35,267)|     (64,776)|
|  9.   1991........ |  2,249,276 |   2,174,594 |   2,063,583 |    (111,011)|    (185,693)|
| 10.   1992........ |  X X X X   |   1,831,554 |   1,726,219 |    (105,335)|   X X X X   |
| 11.   1993........ |  X X X X   |   X X X X   |   1,406,965 |   X X X X   |   X X X X   |
|------------------------------------------------------------ |-------------|-------------|
| 12.    Totals ............................................. |      46,862 |     195,576 |
 ----------------------------------------------------------------------------------------



                                SCHEDULE P - PART 3 - SUMMARY


 ------------------------------------------------------------------------------------------------------------------------
|                   |
|         1         |                       Cumulative Paid Losses and Allocated Expenses At Year End (000 omitted)
|   Years in Which  |----------------------------------------------------------------------------------------------------
|    Losses Were    |      2        |      3      |      4      |      5      |      6      |      7      |      8      |
|     Incurred      |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|                   |               |             |             |             |             |             |             |
|-------------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|
|                   |               |             |             |             |             |             |             |
|  1.   Prior ......|     000       |     497,504 |     865,653 |   1,150,128 |   1,347,860 |   1,509,841 |   1,647,861 |
|  2.   1984........|     744,388   |   1,241,764 |   1,484,362 |   1,649,653 |   1,760,746 |   1,847,814 |   1,925,147 |
|  3.   1985........|   X X X X     |     877,117 |   1,477,411 |   1,772,308 |   1,966,184 |   2,105,231 |   2,197,999 |
|  4.   1986........|   X X X X     |   X X X X   |     823,675 |   1,342,052 |   1,633,087 |   1,829,361 |   1,964,805 |
|  5.   1987........|   X X X X     |   X X X X   |   X X X X   |     623,238 |   1,087,547 |   1,349,137 |   1,725,565 |
|  6.   1988........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |     729,935 |   1,260,773 |   1,543,332 |
|  7.   1989........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     770,924 |   1,361,936 |
|  8.   1990........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     751,137 |
|  9.   1991........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 ------------------------------------------------------------------------------------------------------------------------
 Note: Net of salvage and subrogation received.

 ----------------------------------------------------------------------------------------
|                                                             |     12      |     13      |
|         1                                                   |  Number of  |  Number of  |
|   Years in Which  ------------------------------------------|   Claims    |   Claims    |
|    Losses Were    |      9      |     10      |     11      | Closed With |   Closed    |
|     Incurred      |    1991     |    1992     |    1993     |    Loss     |Without Loss |
|                   |             |             |             |   Payment   |   Payment   |
|-------------------|-------------|-------------|-------------|-------------|-------------|
|                   |             |             |             |             |             |
|  1.   Prior ......|   1,746,029 |   1,831,386 |   1,922,829 |   X X X X   |   X X X X   |
|  2.   1984........|   1,963,982 |   1,987,803 |   2,002,188 |   X X X X   |   X X X X   |
|  3.   1985........|   2,252,315 |   2,279,081 |   2,309,398 |   X X X X   |   X X X X   |
|  4.   1986........|   2,053,589 |   2,110,387 |   2,142,303 |   X X X X   |   X X X X   |
|  5.   1987........|   1,892,354 |   1,971,535 |   2,025,215 |   X X X X   |   X X X X   |
|  6.   1988........|   1,756,160 |   1,896,074 |   1,971,662 |   X X X X   |   X X X X   |
|  7.   1989........|   1,687,467 |   1,885,933 |   2,016,227 |   X X X X   |   X X X X   |
|  8.   1990........|   1,301,579 |   1,578,159 |   1,776,001 |   X X X X   |   X X X X   |
|  9.   1991........|     726,068 |   1,175,879 |   1,427,667 |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X   |     612,444 |     998,141 |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X   |   X X X X   |     489,488 |   X X X X   |   X X X X   |
 ----------------------------------------------------------------------------------------


          SCHEDULE P - PART 4 - SUMMARY


   ----------------------------------------------------------------------------------------------------------
  |         1          |Bulk and Incurred But Not Reported Reserves on Losses and Allocated Expenses at Year-End
                         (000 omitted)
  |   Years in Which   | ------------------------------------------------------------------------------------
  |      Losses        |       2      |      3      |      4      |      5      |      6      |      7      |
  |   Were Incurred    |     1984     |    1985     |    1986     |    1987     |    1988     |    1989     |
  |--------------------|--------------|-------------|-------------|-------------|-------------|-------------|
  |                    |              |             |             |             |             |             |
  |  1.     Prior .....|      529,378 |     388,421 |     220,904 |     136,995 |     113,706 |     107,174 |
  |  2.     1984.......|      510,719 |     285,217 |     171,810 |      96,193 |      69,065 |      57,767 |
  |  3.     1985.......|   X X X X    |     703,475 |     351,758 |     179,756 |     121,181 |      94,278 |
  |  4.     1986.......|   X X X X    |   X X X X   |   1,020,474 |     594,826 |     364,055 |     197,289 |
  |  5.     1987.......|   X X X X    |   X X X X   |   X X X X   |   1,127,701 |     627,775 |     371,146 |
  |  6.     1988.......|   X X X X    |   X X X X   |   X X X X   |   X X X X   |   1,020,671 |     570,817 |
  |  7.     1989.......|   X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   1,075,501 |
  |  8.     1990.......|   X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
  |  9.     1991.......|   X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
  | 10.     1992.......|   X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
  | 11.     1993.......|   X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
   ----------------------------------------------------------------------------------------------------------


    ------------- -------------------------------------------------------
  |         1                                                                   |
  |    Years in Which    -------------------------------------------------------|
  |      Losses        |       8      |      9      |     10      |     11      |
  |   Were Incurred    |     1990     |    1991     |    1992     |    1993     |
  |--------------------| -------------|-------------|-------------|-------------|
  |                    |              |             |             |             |
  |  1.     Prior .....|      105,992 |     162,922 |     192,500 |     283,039 |
  |  2.     1984.......|       49,337 |      40,565 |      49,530 |      67,043 |
  |  3.     1985.......|       83,588 |      78,376 |      83,806 |      97,400 |
  |  4.     1986.......|      140,031 |     100,097 |      94,655 |     108,629 |
  |  5.     1987.......|      278,832 |     142,554 |     139,982 |     142,119 |
  |  6.     1988.......|      454,541 |     213,819 |     187,986 |     157,103 |
  |  7.     1989.......|      601,064 |     412,463 |     271,885 |     223,724 |
  |  8.     1990.......|    1,026,590 |     626,343 |     438,738 |     293,364 |
  |  9.     1991.......|    X X X X   |     919,318 |     612,846 |     353,122 |
  | 10.     1992.......|    X X X X   |   X X X X   |     722,765 |     405,658 |
  | 11.     1993.......|    X X X X   |   X X X X   |   X X X X   |     555,438 |
   -------------------- -------------------------------------------------------

         Page:     Page 72

Form 2

                       CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNITED STATES FIDELITY AND GUARANTY COMPANY AND ITS AFFILIATED FIRE AND CASUALTY INSURERS


               SCHEDULE P - PART 1H - SECTION 1 - OTHER LIABILITY - OCCURRENCE


                                                                                 (000 omitted)
 -----------------------------------------------------------------------------------------------------------------------------------
|       1      |             Premiums Earned             |                                    Loss and Loss Expense Payments
|              |-----------------------------------------|--------------------------------------------------------------------------
|    Years     |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |      9
|   in Which   |             |             |             |                             |        Expense Payments     |
|Premiums Were |             |             |             |-----------------------------|-----------------------------|   Salvage
|  Earned and  |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |     and
| Losses Were  |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              | Subrogation
|   Incurred   |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |   Received
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|              |             |             |             |              |              |              |              |
|              |             |             |             |              |              |              |              |
| 1.  Prior ...|   X X X X   |    X X X X  |    X X X X  |       27,210 |           45 |       10,331 |          127 |          109
| 2.  1984.....|     175,304 |       7,816 |     167,488 |      144,967 |        7,724 |       41,526 |          502 |        3,740
| 3.  1985.....|     269,235 |      21,900 |     247,335 |      179,941 |       18,268 |       45,268 |          814 |        5,094
| 4.  1986.....|     435,955 |      15,114 |     420,841 |      164,102 |        8,714 |       40,392 |          689 |        4,895
| 5.  1987.....|     624,510 |     133,069 |     491,441 |      235,127 |       80,878 |       37,919 |        1,646 |        3,989
| 6.  1988.....|     526,043 |     132,411 |     393,632 |      152,710 |       63,572 |       26,752 |        1,111 |        3,645
| 7.  1989.....|     290,819 |      66,258 |     224,561 |       94,542 |       44,321 |       15,915 |          617 |        2,519
| 8.  1990.....|     261,224 |      55,253 |     205,971 |       96,804 |       42,268 |       12,925 |        1,515 |          622
| 9.  1991.....|     177,601 |      27,428 |     150,173 |       28,936 |        7,271 |        6,142 |          300 |          430
|10.  1992.....|     116,299 |      14,033 |     102,266 |        7,965 |          657 |        1,263 |           98 |          156
|11.  1993.....|      99,208 |      13,121 |      86,087 |        3,011 |          199 |          338 |           28 |           71
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|12.  Totals ..|   X X X X   |    X X X X  |    X X X X  |    1,135,315 |      273,917 |      238,771 |        7,447 |       25,270
 -----------------------------------------------------------------------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
        Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


 ------------------------------------------------------------
|       1                                     |              |
|               ------------------------------|              |
|    Years      |      10      |      11      |      12      |
|   in Which    |              |              |  Number of   |
|Premiums Were  | Unallocated  |    Total     |    Claims    |
|  Earned and   |     Loss     |   Net Paid   |  Reported -  |
| Losses Were   |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred    |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------- |--------------|--------------|--------------|
|               |              |              |              |
|               |              |              |              |
| 1.  Prior ... |          443 |       37,812 |    X X X X   |
| 2.  1984..... |       10,947 |      189,214 |       39,465 |
| 3.  1985..... |       12,132 |      218,259 |       39,885 |
| 4.  1986..... |       11,781 |      206,872 |       32,170 |
| 5.  1987..... |       11,439 |      201,961 |       28,421 |
| 6.  1988..... |        8,166 |      122,945 |       21,382 |
| 7.  1989..... |        5,564 |       71,083 |       14,750 |
| 8.  1990..... |        5,657 |       71,603 |       15,617 |
| 9.  1991..... |        4,475 |       31,982 |       10,963 |
|10.  1992..... |        3,648 |       12,121 |        6,102 |
|11.  1993..... |        1,671 |        4,793 |        3,433 |
|-------------- |--------------|--------------|--------------|
|12.  Totals .. |       75,923 |    1,168,645 |    X X X X   |
 ------------------------------------------------------------




|--------------|--------------------------------------------------------------------------------------------------------------------
|              |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid
|              |--------------------------------------------------------|-----------------------------------------------------------
|              |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk + IBNR
|              |---------------------------|----------------------------|-----------------------------|-----------------------------
|              |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20
|              |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |
|              | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|              |             |             |             |              |              |              |              |
|              |             |             |             |              |              |              |              |
| 1.  Prior ...|      56,583 |      18,137 |      60,438 |          508 |            0 |            0 |       50,932 |        4,417
| 2.  1984.....|       5,982 |         253 |      18,846 |          307 |            0 |            0 |        8,442 |          105
| 3.  1985.....|       8,244 |       2,417 |      18,923 |          309 |            0 |            0 |       12,833 |          116
| 4.  1986.....|       9,482 |         586 |      20,043 |          239 |            0 |            0 |       16,096 |           77
| 5.  1987.....|      12,273 |         347 |      24,209 |          278 |            0 |            0 |       18,269 |          119
| 6.  1988.....|      15,315 |         313 |      20,869 |          370 |            0 |            0 |       16,538 |          156
| 7.  1989.....|      17,262 |         504 |      26,624 |          614 |            0 |            0 |       15,251 |          253
| 8.  1990.....|      15,597 |         922 |      38,466 |        2,106 |            0 |            0 |       19,472 |          824
| 9.  1991.....|      20,567 |       3,287 |      42,053 |        4,411 |            0 |            0 |       20,219 |        2,668
|10.  1992.....|      13,934 |       1,475 |      37,349 |        3,192 |            0 |            0 |       14,882 |        2,306
|11.  1993.....|       7,103 |         479 |      39,360 |        3,827 |            0 |            0 |       14,199 |        1,808
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|12.  Totals ..|     182,342 |      28,720 |     347,180 |       16,161 |            0 |            0 |      207,133 |       12,849
 -----------------------------------------------------------------------------------------------------------------------------------

|-------------- ---------------------------------------------------------------
|               |              |              |              |
|               |      21      |      22      |      23      |       24
|               |              |              |              |
|               |   Salvage    | Unallocated  |    Total     |  Number of Claims
|               |     and      |     Loss     |  Net Losses  |    Outstanding-
|               | Subrogation  |   Expenses   | and Expenses |     Direct and
|               | Anticipated  |    Unpaid    |    Unpaid    |      Assumed
|-------------- |--------------|--------------|--------------------------------
|               |              |              |              |
|               |              |              |              |
| 1.  Prior ... |         (949)|        4,649 |      149,540 |         581
| 2.  1984..... |         (442)|        1,175 |       33,780 |         132
| 3.  1985..... |         (600)|        1,859 |       39,017 |         163
| 4.  1986..... |         (686)|        1,997 |       46,716 |         220
| 5.  1987..... |         (779)|        2,666 |       56,673 |         243
| 6.  1988..... |         (740)|        2,135 |       54,018 |         265
| 7.  1989..... |         (561)|        2,721 |       60,487 |         387
| 8.  1990..... |         (539)|        2,810 |       72,493 |         581
| 9.  1991..... |         (394)|        3,499 |       75,972 |         674
|10.  1992..... |         (311)|        2,713 |       61,905 |         613
|11.  1993..... |         (273)|        2,693 |       57,241 |         794
|-------------- |--------------|--------------|--------------|---------------
|12.  Totals .. |       (6,274)|       28,917 |      707,842 |       4,653
 ----------------------------------------------------------------------------





 -----------------------------------------------------------------------------------------------------------------------------------
|              |             Total Losses and            |       Loss and Loss Expense Percentage     |      Discount for Time
|              |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |       Value of Money
|              |-----------------------------------------|--------------------------------------------|-----------------------------
|              |     25      |     26      |     27      |      28      |      29      |      30      |      31      |      32
|              |             |             |             |              |              |              |              |
|              |   Direct    |             |             |    Direct    |              |              |              |     Loss
|              | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |   Expense
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|              |             |             |             |              |              |              |              |
|              |             |             |             |              |              |              |              |
| 1.  Prior ...|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |            0
| 2.  1984.....|     231,885 |       8,891 |     222,994 |        132.3 |        113.8 |        133.1 |            0 |            0
| 3.  1985.....|     279,200 |      21,924 |     257,276 |        103.7 |        100.1 |        104.0 |            0 |            0
| 4.  1986.....|     263,893 |      10,305 |     253,588 |         60.5 |         68.2 |         60.3 |            0 |            0
| 5.  1987.....|     341,902 |      83,268 |     258,634 |         54.7 |         62.6 |         52.6 |            0 |            0
| 6.  1988.....|     242,485 |      65,522 |     176,963 |         46.1 |         49.5 |         45.0 |            0 |            0
| 7.  1989.....|     177,879 |      46,309 |     131,570 |         61.2 |         69.9 |         58.6 |            0 |            0
| 8.  1990.....|     191,731 |      47,635 |     144,096 |         73.4 |         86.2 |         70.0 |            0 |            0
| 9.  1991.....|     125,891 |      17,937 |     107,954 |         70.9 |         65.4 |         71.9 |            0 |            0
|10.  1992.....|      81,754 |       7,728 |      74,026 |         70.3 |         55.1 |         72.4 |            0 |            0
|11.  1993.....|      68,375 |       6,341 |      62,034 |         68.9 |         48.3 |         72.1 |            0 |            0
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|12.  Totals ..|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |            0
 -----------------------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

 ----------------------------------------------------------- -
|              |              |   Net Balance Sheet Reserves||
|              |      33      |         After Discount      ||
|              |              |-----------------------------||
|              |Inter-Company |      34      |      35      ||
|              |   Pooling    |              |     Loss     ||
|              |Participation |    Losses    |   Expenses   ||
|              |  Percentage  |    Unpaid    |    Unpaid    ||
|--------------|--------------|--------------|--------------||
|              |              |              |              ||
|              |              |              |              ||
| 1.  Prior ...|    X X X X   |       98,376 |       51,164 ||
| 2.  1984.....|          0.0 |       24,268 |        9,512 ||
| 3.  1985.....|          0.0 |       24,441 |       14,576 ||
| 4.  1986.....|          0.0 |       28,700 |       18,016 ||
| 5.  1987.....|          0.0 |       35,857 |       20,816 ||
| 6.  1988.....|          0.0 |       35,501 |       18,517 ||
| 7.  1989.....|          0.0 |       42,768 |       17,719 ||
| 8.  1990.....|          0.0 |       51,035 |       21,458 ||
| 9.  1991.....|          0.0 |       54,922 |       21,050 ||
|10.  1992.....|          0.0 |       46,616 |       15,289 ||
|11.  1993.....|          0.0 |       42,157 |       15,084 ||
|--------------|--------------|--------------|--------------||
|12.  Totals ..|    X X X X   |      484,641 |      223,201 ||
 ----------------------------------------------------------- -


         Page:     Page 64

Form 2

                       CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNITED STATES FIDELITY AND GUARANTY COMPANY AND ITS AFFILIATED FIRE AND CASUALTY INSURERS




                         SCHEDULE P - PART 1A - HOMEOWNERS/FARMOWNERS


                         (000 omitted)
 -----------------------------------------------------------------------------------------------------------------------------------
|       1      |             Premiums Earned             |                                    Loss and Loss Expense Payments
|              |-----------------------------------------|--------------------------------------------------------------------------
|    Years     |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |      9
|   in Which   |             |             |             |                             |        Expense Payments     |
|Premiums Were |             |             |             |-----------------------------|-----------------------------|   Salvage
|  Earned and  |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |     and
| Losses Were  |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              | Subrogation
|   Incurred   |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |   Received
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|              |             |             |             |              |              |              |              |
|              |             |             |             |              |              |              |              |
| 1.  Prior ...|   X X X X   |    X X X X  |    X X X X  |          242 |            7 |           33 |            0 |            3
| 2.  1984.....|     197,142 |       8,077 |     189,065 |      132,126 |        4,910 |        3,215 |           93 |        1,864
| 3.  1985.....|     227,650 |      16,606 |     211,044 |      181,514 |       22,379 |        4,548 |          (97)|        1,584
| 4.  1986.....|     246,295 |      15,410 |     230,885 |      139,606 |        4,909 |        3,920 |         (103)|        2,171
| 5.  1987.....|     244,766 |       5,446 |     239,320 |      121,125 |          443 |        3,688 |           62 |        1,496
| 6.  1988.....|     228,322 |       4,738 |     223,584 |      120,323 |           11 |        3,817 |           66 |        2,345
| 7.  1989.....|     221,373 |       4,005 |     217,368 |      153,990 |        8,744 |        4,134 |          274 |        2,114
| 8.  1990.....|     221,970 |       6,038 |     215,932 |      131,131 |          (49)|        4,653 |           51 |        1,531
| 9.  1991.....|     223,033 |       5,060 |     217,973 |      154,331 |          320 |        3,307 |          104 |        1,546
|10.  1992.....|     205,577 |       9,150 |     196,427 |      239,504 |       71,457 |        2,129 |        2,699 |          872
|11.  1993.....|     174,684 |      19,202 |     155,482 |       77,702 |        3,973 |          592 |           20 |          185
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|12.  Totals ..|   X X X X   |    X X X X  |    X X X X  |    1,451,594 |      117,104 |       34,036 |        3,169 |       15,711
 -----------------------------------------------------------------------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
        Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

 ------------------------------------------------------------
|       1      |                              |              |
|              |------------------------------|              |
|    Years     |       10      |      11      |      12      |
|   in Which   |               |              |  Number of   |
|Premiums Were |  Unallocated  |    Total     |    Claims    |
|  Earned and  |      Loss     |   Net Paid   |  Reported -  |
| Losses Were  |    Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred   |    Payments   |  - 8 + 10)   |   Assumed    |
|--------------| --------------|--------------|--------------|
|              |               |              |              |
|              |               |              |              |
| 1.  Prior ...|             7 |          275 |    X X X X   |
| 2.  1984.....|        10,646 |      140,984 |       70,014 |
| 3.  1985.....|        11,817 |      175,597 |       84,679 |
| 4.  1986.....|        15,282 |      154,002 |       67,406 |
| 5.  1987.....|        13,880 |      138,188 |       62,510 |
| 6.  1988.....|        12,635 |      136,698 |       59,141 |
| 7.  1989.....|        15,916 |      165,022 |       75,010 |
| 8.  1990.....|        16,734 |      152,516 |       66,704 |
| 9.  1991.....|        18,149 |      175,363 |       74,221 |
|10.  1992.....|        18,407 |      185,884 |       64,711 |
|11.  1993.....|        13,669 |       87,970 |       51,745 |
|--------------| --------------|--------------|--------------|
|12.  Totals ..|       147,142 |    1,512,499 |    X X X X   |
 ------------------------------------------------------------



 -----------------------------------------------------------------------------------------------------------------------------------
|              |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid
|              |--------------------------------------------------------|-----------------------------------------------------------
|              |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk + IBNR
|              |---------------------------|----------------------------|-----------------------------|-----------------------------
|              |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20
|              |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |
|              | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|              |             |             |             |              |              |              |              |
|              |             |             |             |              |              |              |              |
| 1.  Prior ...|          79 |          12 |          (3)|            0 |            0 |            0 |           11 |            0
| 2.  1984.....|          53 |           0 |          34 |            0 |            0 |            0 |           14 |            0
| 3.  1985.....|         498 |           0 |          81 |            1 |            0 |            0 |           79 |            0
| 4.  1986.....|         814 |           0 |         427 |            1 |            0 |            0 |           90 |            0
| 5.  1987.....|       1,275 |           0 |       1,135 |            1 |            0 |            0 |           73 |            0
| 6.  1988.....|         968 |           0 |         602 |            3 |            0 |            0 |          118 |            0
| 7.  1989.....|       1,927 |           1 |         675 |           57 |            0 |            0 |          301 |            0
| 8.  1990.....|       3,188 |           0 |         523 |            3 |            0 |            0 |          564 |            0
| 9.  1991.....|       5,571 |           8 |       1,204 |            1 |            0 |            0 |        1,030 |            1
|10.  1992.....|      10,378 |         752 |       2,089 |            4 |            0 |            0 |        2,103 |          122
|11.  1993.....|      25,888 |       2,586 |       9,103 |        1,110 |            0 |            0 |        5,759 |          549
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|12.  Totals ..|      50,639 |       3,359 |      15,870 |        1,181 |            0 |            0 |       10,142 |          672
 -----------------------------------------------------------------------------------------------------------------------------------


 ------------------------------------------------------------------------------
|              |              |              |              |
|              |      21      |      22      |      23      |      24
|              |              |              |              |
|              |   Salvage    | Unallocated  |    Total     |  Number of
|              |     and      |     Loss     |  Net Losses  |   Claims
|              | Subrogation  |   Expenses   | and Expenses | Outstanding-
|              | Anticipated  |    Unpaid    |    Unpaid    | Direct and Assumed
|--------------|--------------|--------------|--------------|-----------------
|              |              |              |              |
|              |              |              |              |
| 1.  Prior ...|           (3)|            4 |           79 |          10
| 2.  1984.....|           (3)|            6 |          107 |           7
| 3.  1985.....|          (13)|           26 |          683 |           5
| 4.  1986.....|          (35)|           32 |        1,362 |          12
| 5.  1987.....|          (63)|           28 |        2,510 |          17
| 6.  1988.....|         (197)|           44 |        1,729 |          27
| 7.  1989.....|         (341)|          107 |        2,952 |          73
| 8.  1990.....|         (515)|          204 |        4,476 |         138
| 9.  1991.....|         (679)|          375 |        8,170 |         273
|10.  1992.....|         (947)|          765 |       14,457 |         671
|11.  1993.....|       (1,108)|        2,262 |       38,767 |       4,769
|--------------|--------------|--------------|--------------|-------------
|12.  Totals ..|       (3,904)|        3,853 |       75,292 |       6,002
 ------------------------------------------------------------------------


 -----------------------------------------------------------------------------------------------------------------------------------
|              |             Total Losses and            |       Loss and Loss Expense Percentage     |      Discount for Time
|              |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |       Value of Money
|              |-----------------------------------------|--------------------------------------------|-----------------------------
|              |     25      |     26      |     27      |      28      |      29      |      30      |      31      |      32
|              |             |             |             |              |              |              |              |
|              |   Direct    |             |             |    Direct    |              |              |              |     Loss
|              | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |   Expense
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|              |             |             |             |              |              |              |              |
|              |             |             |             |              |              |              |              |
| 1.  Prior ...|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |            0
| 2.  1984.....|     146,094 |       5,003 |     141,091 |         74.1 |         61.9 |         74.6 |            0 |            0
| 3.  1985.....|     198,563 |      22,283 |     176,280 |         87.2 |        134.2 |         83.5 |            0 |            0
| 4.  1986.....|     160,171 |       4,807 |     155,364 |         65.0 |         31.2 |         67.3 |            0 |            0
| 5.  1987.....|     141,204 |         506 |     140,698 |         57.7 |          9.3 |         58.8 |            0 |            0
| 6.  1988.....|     138,507 |          80 |     138,427 |         60.7 |          1.7 |         61.9 |            0 |            0
| 7.  1989.....|     177,050 |       9,076 |     167,974 |         80.0 |        226.6 |         77.3 |            0 |            0
| 8.  1990.....|     156,997 |           5 |     156,992 |         70.7 |          0.1 |         72.7 |            0 |            0
| 9.  1991.....|     183,967 |         434 |     183,533 |         82.5 |          8.6 |         84.2 |            0 |            0
|10.  1992.....|     275,375 |      75,034 |     200,341 |        134.0 |        820.0 |        102.0 |            0 |            0
|11.  1993.....|     134,975 |       8,238 |     126,737 |         77.3 |         42.9 |         81.5 |            0 |            0
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|12.  Totals ..|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |            0
 -----------------------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)


 ----------------------------------------------------------- -
|              |              |   Net Balance Sheet Reserves||
|              |      33      |         After Discount      ||
|              |              |-----------------------------||
|              |Inter-Company |      34      |      35      ||
|              |   Pooling    |              |     Loss     ||
|              |Participation |    Losses    |   Expenses   ||
|              |  Percentage  |    Unpaid    |    Unpaid    ||
|--------------|--------------|--------------|--------------||
|              |              |              |              ||
|              |              |              |              ||
| 1.  Prior ...|    X X X X   |           64 |           15 ||
| 2.  1984.....|          0.0 |           87 |           20 ||
| 3.  1985.....|          0.0 |          578 |          105 ||
| 4.  1986.....|          0.0 |        1,240 |          122 ||
| 5.  1987.....|          0.0 |        2,409 |          101 ||
| 6.  1988.....|          0.0 |        1,567 |          162 ||
| 7.  1989.....|          0.0 |        2,544 |          408 ||
| 8.  1990.....|          0.0 |        3,708 |          768 ||
| 9.  1991.....|          0.0 |        6,766 |        1,404 ||
|10.  1992.....|          0.0 |       11,711 |        2,746 ||
|11.  1993.....|          0.0 |       31,295 |        7,472 ||
|--------------|--------------|--------------|--------------||
|12.  Totals ..|    X X X X   |       61,969 |       13,323 ||
 ----------------------------------------------------------- -

         Page:     Page 65

Form 2

                       CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993
                       OF THE UNITED STATES FIDELITY AND GUARANTY COMPANY AND ITS AFFILIATED FIRE AND CASUALTY INSURERS



                SCHEDULE P - PART 1B - PRIVATE PASSENGER AUTO
                LIABILITY/MEDICAL


                (000 omitted)
 -----------------------------------------------------------------------------------------------------------------------------------
|       1      |             Premiums Earned             |                                    Loss and Loss Expense Payments
|              |-----------------------------------------|--------------------------------------------------------------------------
|    Years     |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |      9
|   in Which   |             |             |             |                             |        Expense Payments     |
|Premiums Were |             |             |             |-----------------------------|-----------------------------|   Salvage
|  Earned and  |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |     and
| Losses Were  |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              | Subrogation
|   Incurred   |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |   Received
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|              |             |             |             |              |              |              |              |
| 1.  Prior ...|   X X X X   |    X X X X  |    X X X X  |        2,277 |          164 |          213 |            5 |           34
| 2.  1984.....|     326,959 |      15,563 |     311,396 |      310,886 |       22,057 |       14,851 |          509 |        4,911
| 3.  1985.....|     362,303 |      27,468 |     334,835 |      338,950 |       25,688 |       17,384 |          577 |        5,238
| 4.  1986.....|     375,875 |      28,452 |     347,423 |      330,062 |       28,022 |       17,105 |          902 |        5,558
| 5.  1987.....|     384,704 |      37,207 |     347,497 |      326,444 |       38,003 |       15,093 |        1,120 |        4,875
| 6.  1988.....|     398,017 |      55,787 |     342,230 |      325,457 |       47,927 |       15,854 |        1,524 |        4,992
| 7.  1989.....|     416,775 |      61,260 |     355,515 |      335,141 |       49,736 |       15,078 |        1,799 |        4,793
| 8.  1990.....|     440,104 |      57,837 |     382,267 |      307,900 |       42,902 |       14,195 |        1,464 |        4,959
| 9.  1991.....|     450,711 |      26,970 |     423,741 |      268,969 |       14,884 |       13,787 |          543 |        4,916
|10.  1992.....|     366,643 |       8,381 |     358,262 |      153,045 |        2,936 |        6,640 |           53 |        2,934
|11.  1993.....|     337,348 |       5,911 |     331,437 |       70,451 |        1,013 |        2,588 |            5 |          875
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|12.  Totals ..|   X X X X   |    X X X X  |    X X X X  |    2,769,582 |      273,332 |      132,788 |        8,501 |       44,085
 -----------------------------------------------------------------------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
        Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

 ---------------------------------------------------------
|       1                                    |           |
|              ------------------------------|           |
|    Years     |      10      |      11      |      12   |
|   in Which   |              |              |  Number of|
|Premiums Were | Unallocated  |    Total     |    Claims |
|  Earned and  |     Loss     |   Net Paid   | Reported -|
| Losses Were  |   Expense    |  (5 - 6 + 7  | Direct and|
|   Incurred   |   Payments   |  - 8 + 10)   |   Assumed |
|--------------|--------------|--------------|-----------|
|              |              |              |           |
|              |              |              |           |
| 1.  Prior ...|           58 |        2,379 |  X X X X  |
| 2.  1984.....|       16,631 |      319,802 |   155,413 |
| 3.  1985.....|       16,828 |      346,897 |   158,046 |
| 4.  1986.....|       17,453 |      335,696 |   147,533 |
| 5.  1987.....|       15,608 |      318,022 |   133,514 |
| 6.  1988.....|       12,937 |      304,797 |   126,115 |
| 7.  1989.....|       14,562 |      313,246 |   122,987 |
| 8.  1990.....|       17,796 |      295,525 |   114,546 |
| 9.  1991.....|       22,185 |      289,514 |   102,718 |
|10.  1992.....|       24,407 |      181,103 |    79,504 |
|11.  1993.....|       15,408 |       87,429 |    57,551 |
|--------------|--------------|--------------|-----------|
|12.  Totals ..|      173,873 |    2,794,410 | X X X X   |
 ---------------------------------------------------------


 -----------------------------------------------------------------------------------------------------------------------------------
|              |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid
|              |--------------------------------------------------------|-----------------------------------------------------------
|              |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk + IBNR
|              |---------------------------|----------------------------|-----------------------------|-----------------------------
|              |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20
|              |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |
|              | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|              |             |             |             |              |              |              |              |
|              |             |             |             |              |              |              |              |
| 1.  Prior ...|      19,686 |       8,453 |       5,528 |           12 |            0 |            0 |          954 |            2
| 2.  1984.....|       8,725 |       2,037 |         156 |           11 |            0 |            0 |          285 |           38
| 3.  1985.....|       2,148 |       1,394 |       3,805 |           35 |            0 |            0 |          248 |            4
| 4.  1986.....|       1,974 |         412 |       3,813 |           45 |            0 |            0 |          401 |            7
| 5.  1987.....|       2,791 |         130 |       4,311 |           67 |            0 |            0 |          631 |           18
| 6.  1988.....|       4,848 |         355 |       7,474 |          154 |            0 |            0 |        1,186 |           46
| 7.  1989.....|      12,323 |       1,447 |       3,693 |          315 |            0 |            0 |        2,273 |          191
| 8.  1990.....|      25,313 |       2,012 |       8,355 |          530 |            0 |            0 |        4,352 |          265
| 9.  1991.....|      44,228 |       1,469 |      20,518 |          544 |            0 |            0 |        8,709 |          221
|10.  1992.....|      60,621 |         645 |      38,005 |          332 |            0 |            0 |       10,773 |          102
|11.  1993.....|      85,368 |         818 |      70,121 |          695 |            0 |            0 |       10,006 |          146
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|12.  Totals ..|     268,025 |      19,172 |     165,779 |        2,740 |            0 |            0 |       39,818 |        1,040
 -----------------------------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------
|              |              |              |              |
|              |      21      |      22      |      23      |      24
|              |              |              |              |   Number of
|              |   Salvage    | Unallocated  |    Total     |   Claims
|              |     and      |     Loss     |  Net Losses  | Outstanding-
|              | Subrogation  |   Expenses   | and Expenses |  Direct and
|              | Anticipated  |    Unpaid    |    Unpaid    |   Assumed
|--------------|--------------|--------------|--------------|----------------
|              |              |              |              |
|              |              |              |              |
| 1.  Prior ...|         (114)|          332 |       18,033 |          152
| 2.  1984.....|          (81)|          252 |        7,332 |                    61
| 3.  1985.....|          (89)|          160 |        4,928 |                    63
| 4.  1986.....|         (135)|          205 |        5,929 |                   63
| 5.  1987.....|         (175)|          259 |        7,777 |            101
| 6.  1988.....|         (246)|          443 |       13,396 |          217
| 7.  1989.....|         (419)|          746 |       17,082 |          524
| 8.  1990.....|         (715)|        1,561 |       36,774 |        1,112
| 9.  1991.....|       (1,777)|        3,007 |       74,228 |        2,574
|10.  1992.....|       (2,211)|        4,697 |      113,017 |        4,428
|11.  1993.....|       (2,371)|        8,032 |      171,868 |       13,804
|--------------|--------------|--------------|--------------|----------------
|12.  Totals ..|       (8,333)|       19,694 |      470,364 |       23,099
 ----------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------------
|              |             Total Losses and            |       Loss and Loss Expense Percentage     |      Discount for Time
|              |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |       Value of Money
|              |-----------------------------------------|--------------------------------------------|-----------------------------
|              |     25      |     26      |     27      |      28      |      29      |      30      |      31      |      32
|              |             |             |             |              |              |              |              |
|              |   Direct    |             |             |    Direct    |              |              |              |     Loss
|              | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |   Expense
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|              |             |             |             |              |              |              |              |
|              |             |             |             |              |              |              |              |
| 1.  Prior ...|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |            0
| 2.  1984.....|     351,786 |      24,652 |     327,134 |        107.6 |        158.4 |        105.1 |            0 |            0
| 3.  1985.....|     379,523 |      27,698 |     351,825 |        104.8 |        100.8 |        105.1 |            0 |            0
| 4.  1986.....|     371,013 |      29,388 |     341,625 |         98.7 |        103.3 |         98.3 |            0 |            0
| 5.  1987.....|     365,137 |      39,338 |     325,799 |         94.9 |        105.7 |         93.8 |            0 |            0
| 6.  1988.....|     368,199 |      50,006 |     318,193 |         92.5 |         89.6 |         93.0 |            0 |            0
| 7.  1989.....|     383,816 |      53,488 |     330,328 |         92.1 |         87.3 |         92.9 |            0 |            0
| 8.  1990.....|     379,472 |      47,173 |     332,299 |         86.2 |         81.6 |         86.9 |            0 |            0
| 9.  1991.....|     381,403 |      17,661 |     363,742 |         84.6 |         65.5 |         85.8 |            0 |            0
|10.  1992.....|     298,188 |       4,068 |     294,120 |         81.3 |         48.5 |         82.1 |            0 |            0
|11.  1993.....|     261,974 |       2,677 |     259,297 |         77.7 |         45.3 |         78.2 |            0 |            0
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|12.  Totals ..|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |            0
 -----------------------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

 ------------------------------------------------------------
|              |              |   Net Balance Sheet Reserves||
|              |      33      |         After Discount      ||
|              |              |-----------------------------||
|              |Inter-Company |      34      |      35      ||
|              |   Pooling    |              |     Loss     ||
|              |Participation |    Losses    |   Expenses   ||
|              |  Percentage  |    Unpaid    |    Unpaid    ||
|--------------|--------------|--------------|--------------||
|              |              |              |              ||
|              |              |              |              ||
| 1.  Prior ...|    X X X X   |       16,749 |        1,284 ||
| 2.  1984.....|          0.0 |        6,833 |          499 ||
| 3.  1985.....|          0.0 |        4,524 |          404 ||
| 4.  1986.....|          0.0 |        5,330 |          599 ||
| 5.  1987.....|          0.0 |        6,905 |          872 ||
| 6.  1988.....|          0.0 |       11,813 |        1,583 ||
| 7.  1989.....|          0.0 |       14,254 |        2,828 ||
| 8.  1990.....|          0.0 |       31,126 |        5,648 ||
| 9.  1991.....|          0.0 |       62,733 |       11,495 ||
|10.  1992.....|          0.0 |       97,649 |       15,368 ||
|11.  1993.....|          0.0 |      153,976 |       17,892 ||
|--------------|--------------|--------------|--------------||
|12.  Totals ..|    X X X X   |      411,892 |       58,472 ||
 ------------------------------------------------------------


         Page:     Page 66

Form 2

                       CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNITED STATES FIDELITY AND GUARANTY COMPANY AND ITS AFFILIATED FIRE AND CASUALTY INSURERS




                SCHEDULE P - PART 1C - COMMERCIAL AUTO/TRUCK
                LIABILITY/MEDICAL


                (000 omitted)
 -----------------------------------------------------------------------------------------------------------------------------------
|       1      |             Premiums Earned             |                                    Loss and Loss Expense Payments
|              |-----------------------------------------|--------------------------------------------------------------------------
|    Years     |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |      9
|   in Which   |             |             |             |                             |        Expense Payments     |
|Premiums Were |             |             |             |-----------------------------|-----------------------------|   Salvage
|  Earned and  |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |     and
| Losses Were  |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              | Subrogation
|   Incurred   |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |   Received
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|              |             |             |             |              |              |              |              |
|              |             |             |             |              |              |              |              |
                                                                                                                        >
| 1.  Prior ...|   X X X X   |    X X X X  |    X X X X  |          799 |            0 |          531 |            1 |           78
| 2.  1984.....|     214,370 |       4,216 |     210,154 |      255,161 |        9,156 |       17,293 |          238 |        3,236
| 3.  1985.....|     347,749 |      43,409 |     304,340 |      352,474 |       46,101 |       24,141 |          279 |        4,079
| 4.  1986.....|     451,376 |      29,279 |     422,097 |      304,080 |       21,600 |       22,656 |          349 |        3,885
| 5.  1987.....|     504,537 |      27,137 |     477,400 |      295,736 |       26,176 |       24,873 |        1,640 |        3,008
| 6.  1988.....|     461,136 |      39,794 |     421,342 |      282,427 |       33,526 |       22,333 |        2,247 |        4,157
| 7.  1989.....|     424,657 |      43,290 |     381,367 |      266,392 |       35,515 |       19,860 |        2,665 |        2,672
| 8.  1990.....|     419,676 |      42,803 |     376,873 |      227,132 |       31,061 |       16,975 |        1,840 |        3,084
| 9.  1991.....|     384,380 |      39,874 |     344,506 |      154,932 |       14,814 |       10,979 |          867 |        2,074
|10.  1992.....|     319,764 |      39,044 |     280,720 |       78,996 |       10,498 |        4,837 |          479 |        1,460
|11.  1993.....|     259,903 |      30,644 |     229,259 |       28,309 |        4,340 |        1,616 |           84 |          640
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|12.  Totals ..|   X X X X   |    X X X X  |    X X X X  |    2,246,438 |      232,787 |      166,094 |       10,689 |       28,373
 -----------------------------------------------------------------------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
        Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

 ------------------------------------------------------------
|       1                                    |              ||
|              ------------------------------|              ||
|    Years     |      10      |      11      |      12      ||
|   in Which   |              |              |  Number of   ||
|Premiums Were | Unallocated  |    Total     |    Claims    ||
|  Earned and  |     Loss     |   Net Paid   |  Reported -  ||
| Losses Were  |   Expense    |  (5 - 6 + 7  |  Direct and  ||
|   Incurred   |   Payments   |  - 8 + 10)   |   Assumed    ||
|--------------|--------------|--------------|--------------||
|              |              |              |              ||
|              |              |              |              ||
| 1.  Prior ...|           49 |        1,378 |    X X X X   ||
| 2.  1984.....|       13,504 |      276,564 |       85,950 ||
| 3.  1985.....|       15,906 |      346,141 |       92,808 ||
| 4.  1986.....|       13,339 |      318,126 |       79,778 ||
| 5.  1987.....|       12,675 |      305,468 |       73,845 ||
| 6.  1988.....|       13,175 |      282,162 |       66,825 ||
| 7.  1989.....|       12,471 |      260,543 |       61,408 ||
| 8.  1990.....|       12,967 |      224,173 |       56,417 ||
| 9.  1991.....|       12,078 |      162,308 |       46,525 ||
|10.  1992.....|       12,289 |       85,145 |       39,753 ||
|11.  1993.....|        8,009 |       33,510 |       29,398 ||
|--------------|--------------|--------------|--------------||
|12.  Totals ..|      126,462 |    2,295,518 |    X X X X   ||
 ------------------------------------------------------------


 -----------------------------------------------------------------------------------------------------------------------------------
|              |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid
|              |--------------------------------------------------------|-----------------------------------------------------------
|              |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk + IBNR
|              |---------------------------|----------------------------|-----------------------------|-----------------------------
|              |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20
|              |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |
|              | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|              |             |             |             |              |              |              |              |
|              |             |             |             |              |              |              |              |
| 1.  Prior ...|       3,578 |           0 |         456 |            6 |            0 |            0 |        1,552 |            1
| 2.  1984.....|         262 |           0 |       1,405 |            3 |            0 |            0 |          463 |            0
| 3.  1985.....|       6,363 |       6,442 |       2,338 |           16 |            0 |            0 |          638 |            2
| 4.  1986.....|       2,622 |         741 |       2,377 |           25 |            0 |            0 |          900 |           11
| 5.  1987.....|       5,462 |         192 |       5,745 |           52 |            0 |            0 |        1,683 |           31
| 6.  1988.....|      12,656 |       2,215 |       3,328 |          123 |            0 |            0 |        2,384 |          310
| 7.  1989.....|      17,268 |       2,457 |       8,162 |          268 |            0 |            0 |        3,617 |          355
| 8.  1990.....|      34,957 |       5,277 |      13,890 |          533 |            0 |            0 |        6,060 |          743
| 9.  1991.....|      45,701 |       4,815 |      30,237 |        1,117 |            0 |            0 |        8,716 |          728
|10.  1992.....|      68,740 |       7,615 |      43,115 |        1,999 |            0 |            0 |       11,554 |        1,153
|11.  1993.....|      55,693 |       6,260 |      75,295 |        3,989 |            0 |            0 |       10,604 |        1,135
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|12.  Totals ..|     253,302 |      36,014 |     186,348 |        8,131 |            0 |            0 |       48,171 |        4,469
 -----------------------------------------------------------------------------------------------------------------------------------


 --------------------------------------------------------------------------
|              |              |              |              |
|              |      21      |      22      |      23      |       24
|              |              |              |              |   Number of
|              |   Salvage    | Unallocated  |    Total     |    Claims
|              |     and      |     Loss     |  Net Losses  |  Outstanding-
|              | Subrogation  |   Expenses   | and Expenses |   Direct and
|              | Anticipated  |    Unpaid    |    Unpaid    |    Assumed
|--------------|--------------|--------------|--------------|--------------
|              |              |              |              |
|              |              |              |              |
| 1.  Prior ...|          (10)|           48 |        5,627 |         48
| 2.  1984.....|           (9)|           72 |        2,199 |         17
| 3.  1985.....|          (58)|          108 |        2,987 |         33
| 4.  1986.....|          (74)|          146 |        5,268 |         58
| 5.  1987.....|         (201)|          318 |       12,933 |        119
| 6.  1988.....|         (236)|          579 |       16,299 |        244
| 7.  1989.....|         (223)|          875 |       26,842 |        464
| 8.  1990.....|         (435)|        1,837 |       50,191 |        854
| 9.  1991.....|         (429)|        2,782 |       80,776 |      1,466
|10.  1992.....|         (623)|        4,617 |      117,259 |      2,749
|11.  1993.....|         (640)|        5,449 |      135,657 |      6,361
|--------------|--------------|--------------|--------------|--------------
|12.  Totals ..|       (2,938)|       16,831 |      456,038 |     12,413
 --------------------------------------------------------------------------



 -----------------------------------------------------------------------------------------------------------------------------------
|              |             Total Losses and            |       Loss and Loss Expense Percentage     |      Discount for Time
|              |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |       Value of Money
|              |-----------------------------------------|--------------------------------------------|-----------------------------
|              |     25      |     26      |     27      |      28      |      29      |      30      |      31      |      32
|              |             |             |             |              |              |              |              |
|              |   Direct    |             |             |    Direct    |              |              |              |     Loss
|              | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |   Expense
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|              |             |             |             |              |              |              |              |
|              |             |             |             |              |              |              |              |
| 1.  Prior ...|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |            0
| 2.  1984.....|     288,160 |       9,397 |     278,763 |        134.4 |        222.9 |        132.6 |            0 |            0
| 3.  1985.....|     401,968 |      52,840 |     349,128 |        115.6 |        121.7 |        114.7 |            0 |            0
| 4.  1986.....|     346,120 |      22,726 |     323,394 |         76.7 |         77.6 |         76.6 |            0 |            0
| 5.  1987.....|     346,492 |      28,091 |     318,401 |         68.7 |        103.5 |         66.7 |            0 |            0
| 6.  1988.....|     336,882 |      38,421 |     298,461 |         73.1 |         96.5 |         70.8 |            0 |            0
| 7.  1989.....|     328,645 |      41,260 |     287,385 |         77.4 |         95.3 |         75.4 |            0 |            0
| 8.  1990.....|     313,818 |      39,454 |     274,364 |         74.8 |         92.2 |         72.8 |            0 |            0
| 9.  1991.....|     265,425 |      22,341 |     243,084 |         69.1 |         56.0 |         70.6 |            0 |            0
|10.  1992.....|     224,148 |      21,744 |     202,404 |         70.1 |         55.7 |         72.1 |            0 |            0
|11.  1993.....|     184,975 |      15,808 |     169,167 |         71.2 |         51.6 |         73.8 |            0 |            0
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|12.  Totals ..|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |            0
 -----------------------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

 ------------------------------------------------------------
|              |              |   Net Balance Sheet Reserves||
|              |      33      |         After Discount      ||
|              |              |-----------------------------||
|              |Inter-Company |      34      |      35      ||
|              |   Pooling    |              |     Loss     ||
|              |Participation |    Losses    |   Expenses   ||
|              |  Percentage  |    Unpaid    |    Unpaid    ||
|--------------|--------------|--------------|--------------||
|              |              |              |              ||
|              |              |              |              ||
| 1.  Prior ...|    X X X X   |        4,028 |        1,599 ||
| 2.  1984.....|          0.0 |        1,664 |          535 ||
| 3.  1985.....|          0.0 |        2,243 |          744 ||
| 4.  1986.....|          0.0 |        4,233 |        1,035 ||
| 5.  1987.....|          0.0 |       10,963 |        1,970 ||
| 6.  1988.....|          0.0 |       13,646 |        2,653 ||
| 7.  1989.....|          0.0 |       22,705 |        4,137 ||
| 8.  1990.....|          0.0 |       43,037 |        7,154 ||
| 9.  1991.....|          0.0 |       70,006 |       10,770 ||
|10.  1992.....|          0.0 |      102,241 |       15,018 ||
|11.  1993.....|          0.0 |      120,739 |       14,918 ||
|--------------|--------------|--------------|--------------||
|12.  Totals ..|    X X X X   |      395,505 |       60,533 ||
 ------------------------------------------------------------

         Page:     Page 67

Form 2

                       CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNITED STATES FIDELITY AND GUARANTY COMPANY AND ITS AFFILIATED FIRE AND CASUALTY INSURERS




                         SCHEDULE P - PART 1D - WORKERS' COMPENSATION


                         (000 omitted)
 -----------------------------------------------------------------------------------------------------------------------------------
|       1      |             Premiums Earned             |                                    Loss and Loss Expense Payments
|              |-----------------------------------------|--------------------------------------------------------------------------
|    Years     |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |      9
|   in Which   |             |             |             |                             |        Expense Payments     |
|Premiums Were |             |             |             |-----------------------------|-----------------------------|   Salvage
|  Earned and  |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |     and
| Losses Were  |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              | Subrogation
|   Incurred   |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |   Received
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|              |             |             |             |              |              |              |              |
|              |             |             |             |              |              |              |              |
                                                                                                                           >
| 1.  Prior ...|   X X X X   |    X X X X  |    X X X X  |       49,759 |       10,685 |        1,818 |           41 |        3,804
| 2.  1984.....|     429,806 |      18,589 |     411,217 |      444,821 |       29,284 |       20,798 |          299 |       16,784
| 3.  1985.....|     598,607 |     100,934 |     497,673 |      590,256 |      104,708 |       26,008 |          608 |       18,107
| 4.  1986.....|     618,623 |      67,684 |     550,939 |      520,643 |       72,493 |       22,986 |          317 |       14,039
| 5.  1987.....|     622,801 |      81,301 |     541,500 |      553,116 |      120,391 |       21,498 |          323 |       10,914
| 6.  1988.....|     747,889 |     111,269 |     636,620 |      576,318 |      119,281 |       24,322 |          244 |       11,050
| 7.  1989.....|     791,969 |     158,717 |     633,252 |      624,360 |      137,963 |       25,802 |          296 |        9,864
| 8.  1990.....|     883,078 |     188,951 |     694,127 |      554,296 |      157,213 |       23,764 |          379 |        6,896
| 9.  1991.....|     754,958 |     251,311 |     503,647 |      403,713 |      150,033 |       17,456 |          345 |        3,792
|10.  1992.....|     625,431 |     305,456 |     319,975 |      250,049 |      121,230 |        8,803 |          137 |        1,127
|11.  1993.....|     457,088 |     306,269 |     150,819 |       75,161 |       47,133 |        2,032 |           56 |          102
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|12.  Totals ..|   X X X X   |    X X X X  |    X X X X  |    4,642,492 |    1,070,414 |      195,287 |        3,045 |       96,479
 -----------------------------------------------------------------------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
        Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

 ------------------------------------------------------------
|       1                                    |              ||
|              ------------------------------|              ||
|    Years     |      10      |      11      |      12      ||
|   in Which   |              |              |  Number of   ||
|Premiums Were | Unallocated  |    Total     |    Claims    ||
|  Earned and  |     Loss     |   Net Paid   |  Reported -  ||
| Losses Were  |   Expense    |  (5 - 6 + 7  |  Direct and  ||
|   Incurred   |   Payments   |  - 8 + 10)   |   Assumed    ||
|--------------|--------------|--------------|--------------||
|              |              |              |              ||
|              |              |              |              ||
| 1.  Prior ...|        2,959 |       43,810 |    X X X X   ||
| 2.  1984.....|       10,773 |      446,809 |       47,297 ||
| 3.  1985.....|       10,978 |      521,926 |       51,591 ||
| 4.  1986.....|       10,145 |      480,964 |       47,190 ||
| 5.  1987.....|        8,656 |      462,556 |       43,816 ||
| 6.  1988.....|       11,882 |      492,997 |       47,022 ||
| 7.  1989.....|       11,267 |      523,170 |       49,486 ||
| 8.  1990.....|       10,566 |      431,034 |       46,186 ||
| 9.  1991.....|       10,523 |      281,314 |       40,361 ||
|10.  1992.....|      (13,181)|      124,304 |       31,288 ||
|11.  1993.....|      (23,844)|        6,160 |       18,601 ||
|--------------|--------------|--------------|--------------||
|12.  Totals ..|       50,724 |    3,815,044 |    X X X X   ||
 ------------------------------------------------------------






 -----------------------------------------------------------------------------------------------------------------------------------
|              |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid
|              |--------------------------------------------------------|-----------------------------------------------------------
|              |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk + IBNR
|              |---------------------------|----------------------------|-----------------------------|-----------------------------
|              |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20
|              |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |
|              | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|              |             |             |             |              |              |              |              |
|              |             |             |             |              |              |              |              |
| 1.  Prior ...|     363,641 |     137,291 |     113,590 |        3,478 |            0 |            0 |       17,368 |            6
| 2.  1984.....|      55,256 |       2,660 |      28,378 |        1,975 |            0 |            0 |        4,670 |            0
| 3.  1985.....|      70,719 |      19,716 |      48,209 |        3,050 |            0 |            0 |        6,095 |            1
| 4.  1986.....|      59,951 |      10,018 |      49,060 |        2,672 |            0 |            0 |        6,352 |            0
| 5.  1987.....|      69,942 |      18,008 |      57,143 |        3,432 |            0 |            0 |        7,453 |            0
| 6.  1988.....|      98,189 |      18,171 |      53,332 |        2,296 |            0 |            0 |        9,759 |            2
| 7.  1989.....|     124,979 |      28,600 |      82,591 |        4,663 |            0 |            0 |       13,483 |           12
| 8.  1990.....|     135,403 |      37,614 |      99,162 |       15,141 |            0 |            0 |       15,073 |            2
| 9.  1991.....|     147,712 |      49,378 |     109,310 |       40,526 |            0 |            0 |       15,298 |           24
|10.  1992.....|     178,655 |      84,500 |     122,096 |       71,326 |            0 |            0 |       16,194 |           22
|11.  1993.....|     164,264 |     107,098 |     192,674 |      140,294 |            0 |            0 |       15,868 |          714
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|12.  Totals ..|   1,468,711 |     513,054 |     955,545 |      288,853 |            0 |            0 |      127,613 |          783
 -----------------------------------------------------------------------------------------------------------------------------------


 ----------------------------------------------------------------------------
|              |              |              |              |
|              |      21      |      22      |      23      |       24
|              |              |              |              |   Number of
|              |   Salvage    | Unallocated  |    Total     |    Claims
|              |     and      |     Loss     |  Net Losses  |  Outstanding-
|              | Subrogation  |   Expenses   | and Expenses |   Direct and
|              | Anticipated  |    Unpaid    |    Unpaid    |    Assumed
|--------------|--------------|--------------|--------------|--------------
|              |              |              |              |
|              |              |              |              |
| 1.  Prior ...|       (6,715)|        7,517 |      361,341 |    3,215
| 2.  1984.....|       (2,753)|        2,339 |       86,008 |        451
| 3.  1985.....|       (3,733)|        3,017 |      105,273 |        539
| 4.  1986.....|       (4,039)|        3,110 |      105,783 |        625
| 5.  1987.....|       (4,942)|        3,433 |      116,531 |        688
| 6.  1988.....|       (6,436)|        4,288 |      145,099 |      1,035
| 7.  1989.....|       (8,026)|        5,638 |      193,416 |      1,504
| 8.  1990.....|       (8,009)|        6,348 |      203,229 |      2,174
| 9.  1991.....|       (6,952)|        6,700 |      189,092 |      3,258
|10.  1992.....|       (4,323)|        8,337 |      169,434 |      4,879
|11.  1993.....|       (1,929)|        9,940 |      134,640 |      8,770
|--------------|--------------|--------------|--------------|--------------
|12.  Totals ..|      (57,857)|       60,667 |    1,809,846 |     27,138
 ----------------------------------------------------------------------------








 -----------------------------------------------------------------------------------------------------------------------------------
|              |             Total Losses and            |       Loss and Loss Expense Percentage     |      Discount for Time
|              |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |       Value of Money
|              |-----------------------------------------|--------------------------------------------|-----------------------------
|              |     25      |     26      |     27      |      28      |      29      |      30      |      31      |      32
|              |             |             |             |              |              |              |              |
|              |   Direct    |             |             |    Direct    |              |              |              |     Loss
|              | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |   Expense
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|              |             |             |             |              |              |              |              |
|              |             |             |             |              |              |              |              |
| 1.  Prior ...|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |          861 |        3,502
| 2.  1984.....|     567,035 |      34,218 |     532,817 |        131.9 |        184.1 |        129.6 |          866 |        1,377
| 3.  1985.....|     755,282 |     128,083 |     627,199 |        126.2 |        126.9 |        126.0 |        1,564 |        1,714
| 4.  1986.....|     672,247 |      85,500 |     586,747 |        108.7 |        126.3 |        106.5 |        2,199 |        1,738
| 5.  1987.....|     721,241 |     142,154 |     579,087 |        115.8 |        174.8 |        106.9 |        2,692 |        2,016
| 6.  1988.....|     778,090 |     139,994 |     638,096 |        104.0 |        125.8 |        100.2 |        3,834 |        2,399
| 7.  1989.....|     888,120 |     171,534 |     716,586 |        112.1 |        108.1 |        113.2 |        5,295 |        3,022
| 8.  1990.....|     844,612 |     210,349 |     634,263 |         95.6 |        111.3 |         91.4 |        5,987 |        3,154
| 9.  1991.....|     710,712 |     240,306 |     470,406 |         94.1 |         95.6 |         93.4 |        5,056 |        3,072
|10.  1992.....|     570,953 |     277,215 |     293,738 |         91.3 |         90.8 |         91.8 |        4,282 |        3,131
|11.  1993.....|     436,095 |     295,295 |     140,800 |         95.4 |         96.4 |         93.4 |            0 |            0
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|12.  Totals ..|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |       32,636 |       25,125
 -----------------------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)


 ------------------------------------------------------------
|              |              |   Net Balance Sheet Reserves||
|              |      33      |         After Discount      ||
|              |              |-----------------------------||
|              |Inter-Company |      34      |      35      ||
|              |   Pooling    |              |     Loss     ||
|              |Participation |    Losses    |   Expenses   ||
|              |  Percentage  |    Unpaid    |    Unpaid    ||
|--------------|--------------|--------------|--------------||
|              |              |              |              ||
|              |              |              |              ||
| 1.  Prior ...|    X X X X   |      335,601 |       21,377 ||
| 2.  1984.....|          0.0 |       78,133 |        5,632 ||
| 3.  1985.....|          0.0 |       94,598 |        7,397 ||
| 4.  1986.....|          0.0 |       94,122 |        7,724 ||
| 5.  1987.....|          0.0 |      102,953 |        8,870 ||
| 6.  1988.....|          0.0 |      127,220 |       11,646 ||
| 7.  1989.....|          0.0 |      169,012 |       16,087 ||
| 8.  1990.....|          0.0 |      175,823 |       18,265 ||
| 9.  1991.....|          0.0 |      162,062 |       18,902 ||
|10.  1992.....|          0.0 |      140,643 |       21,378 ||
|11.  1993.....|          0.0 |      109,546 |       25,094 ||
|--------------|--------------|--------------|--------------||
|12.  Totals ..|    X X X X   |    1,589,713 |      162,372 ||
 ------------------------------------------------------------


          Page:     Page 68

Form 2

                       CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNITED STATES FIDELITY AND GUARANTY COMPANY AND ITS AFFILIATED FIRE AND CASUALTY INSURERS



                       SCHEDULE P - PART 1E - COMMERCIAL MULTIPLE PERIL


                       (000 omitted)
 -----------------------------------------------------------------------------------------------------------------------------------
|       1      |             Premiums Earned             |                                    Loss and Loss Expense Payments
|              |-----------------------------------------|--------------------------------------------------------------------------
|    Years     |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |      9
|   in Which   |             |             |             |                             |        Expense Payments     |
|Premiums Were |             |             |             |-----------------------------|-----------------------------|   Salvage
|  Earned and  |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |     and
| Losses Were  |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              | Subrogation
|   Incurred   |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |   Received
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|              |             |             |             |              |              |              |              |
|              |             |             |             |              |              |              |              |
| 1.  Prior ...|   X X X X   |    X X X X  |    X X X X  |        2,271 |            2 |        1,156 |            0 |           80
| 2.  1984.....|     197,454 |      15,627 |     181,827 |      149,490 |        8,200 |       20,975 |          985 |        5,865
| 3.  1985.....|     286,242 |      28,453 |     257,789 |      177,925 |       10,391 |       28,078 |          536 |        7,798
| 4.  1986.....|     387,822 |      37,262 |     350,560 |      155,169 |       11,052 |       31,519 |          352 |        5,784
| 5.  1987.....|     387,310 |      18,374 |     368,936 |      154,311 |          592 |       23,652 |          102 |        4,968
| 6.  1988.....|     650,932 |      26,143 |     624,789 |      232,448 |        6,281 |       37,165 |          127 |       10,657
| 7.  1989.....|     738,672 |      18,418 |     720,254 |      307,207 |       20,974 |       40,186 |          365 |        9,845
| 8.  1990.....|     731,950 |      13,795 |     718,155 |      265,678 |        4,236 |       41,577 |          113 |        7,976
| 9.  1991.....|     674,236 |       4,649 |     669,587 |      216,196 |        8,179 |       21,322 |          215 |        5,011
|10.  1992.....|     608,782 |       4,166 |     604,616 |      217,049 |       42,935 |        9,449 |        3,358 |        3,804
|11.  1993.....|     601,391 |       5,797 |     595,594 |      115,107 |        6,221 |        2,115 |          119 |        1,715
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|12.  Totals ..|   X X X X   |    X X X X  |    X X X X  |    1,992,851 |      119,063 |      257,194 |        6,272 |       63,503
 -----------------------------------------------------------------------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
        Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


 ------------------------------------------------------------
|       1                                    |              ||
|              ------------------------------|              ||
|    Years     |      10      |      11      |      12      ||
|   in Which   |              |              |  Number of   ||
|Premiums Were | Unallocated  |    Total     |    Claims    ||
|  Earned and  |     Loss     |   Net Paid   |  Reported -  ||
| Losses Were  |   Expense    |  (5 - 6 + 7  |  Direct and  ||
|   Incurred   |   Payments   |  - 8 + 10)   |   Assumed    ||
|--------------|--------------|--------------|--------------||
|              |              |              |              ||
|              |              |              |              ||
| 1.  Prior ...|           82 |        3,507 |    X X X X   ||
| 2.  1984.....|        7,619 |      168,899 |       41,778 ||
| 3.  1985.....|       10,607 |      205,683 |       45,176 ||
| 4.  1986.....|       11,216 |      186,500 |       37,027 ||
| 5.  1987.....|       13,087 |      190,356 |       33,810 ||
| 6.  1988.....|       27,663 |      290,868 |       59,225 ||
| 7.  1989.....|       34,684 |      360,738 |       78,933 ||
| 8.  1990.....|       34,558 |      337,464 |       77,951 ||
| 9.  1991.....|       30,004 |      259,128 |       73,538 ||
|10.  1992.....|       32,339 |      212,544 |       66,776 ||
|11.  1993.....|       26,180 |      137,062 |       62,686 ||
|--------------|--------------|--------------|--------------||
|12.  Totals ..|      228,039 |    2,352,749 |    X X X X   ||
 ------------------------------------------------------------


 -----------------------------------------------------------------------------------------------------------------------------------
|              |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid
|              |--------------------------------------------------------|-----------------------------------------------------------
|              |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk + IBNR
|              |---------------------------|----------------------------|-----------------------------|-----------------------------
|              |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20
|              |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |
|              | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|              |             |             |             |              |              |              |              |
|              |             |             |             |              |              |              |              |
| 1.  Prior ...|       4,755 |          20 |       1,150 |            6 |            0 |            0 |        4,842 |            3
| 2.  1984.....|       1,421 |           0 |       1,114 |            8 |            0 |            0 |        1,315 |            4
| 3.  1985.....|       2,801 |           0 |       1,048 |           17 |            0 |            0 |        2,286 |            9
| 4.  1986.....|       4,603 |           0 |       1,514 |           14 |            0 |            0 |        3,130 |            8
| 5.  1987.....|       5,512 |           0 |       1,886 |            6 |            0 |            0 |        8,677 |            3
| 6.  1988.....|      20,298 |           0 |      11,743 |           11 |            0 |            0 |       17,730 |            6
| 7.  1989.....|      31,331 |           0 |      26,906 |           29 |            0 |            0 |       30,727 |            7
| 8.  1990.....|      51,637 |         135 |      44,859 |           58 |            0 |            0 |       46,936 |           45
| 9.  1991.....|      61,049 |         166 |      66,020 |           10 |            0 |            0 |       57,228 |           19
|10.  1992.....|      58,314 |       1,628 |      87,692 |           22 |            0 |            0 |       58,994 |          230
|11.  1993.....|      89,479 |       4,745 |     121,618 |          185 |            0 |            0 |       60,344 |          408
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|12.  Totals ..|     331,200 |       6,694 |     365,550 |          366 |            0 |            0 |      292,209 |          742
 -----------------------------------------------------------------------------------------------------------------------------------




 ------------------------------------------------------------------------------
|              |      21      |      22      |      23      |      24
|              |              |              |              |    Number of                                      S
|              |  Salvage     | Unallocated  |    Total     |     Claims
|              |     and      |     Loss     |  Net Losses  |  Outstanding-
|              | Subrogation  |   Expenses   | and Expenses |   Direct and
|              | Anticipated  |    Unpaid    |    Unpaid    |    Assumed
|--------------|--------------|--------------|--------------|--------------
|              |              |              |              |
|              |              |              |              |
| 1.  Prior ...|         (138)|          223 |       10,941 |         205
| 2.  1984.....|         (103)|          169 |        4,007 |         56
| 3.  1985.....|         (159)|          138 |        6,247 |         76
| 4.  1986.....|         (187)|          208 |        9,433 |        135
| 5.  1987.....|         (757)|          385 |       16,451 |        181
| 6.  1988.....|       (1,709)|        2,626 |       52,380 |        459
| 7.  1989.....|       (2,747)|        4,311 |       93,239 |        943
| 8.  1990.....|       (3,159)|        7,298 |      150,492 |      1,771
| 9.  1991.....|       (3,514)|        8,779 |      192,881 |      2,536
|10.  1992.....|       (4,292)|       11,523 |      214,643 |      3,790
|11.  1993.....|       (5,664)|       17,185 |      283,288 |     12,402
|--------------|--------------|--------------|--------------|--------------
|12.  Totals ..|      (22,429)|       52,845 |    1,034,002 |     22,554
 --------------------------------------------------------------------------




 -----------------------------------------------------------------------------------------------------------------------------------
|              |             Total Losses and            |       Loss and Loss Expense Percentage     |      Discount for Time
|              |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |       Value of Money
|              |-----------------------------------------|--------------------------------------------|-----------------------------
|              |     25      |     26      |     27      |      28      |      29      |      30      |      31      |      32
|              |             |             |             |              |              |              |              |
|              |   Direct    |             |             |    Direct    |              |              |              |     Loss
|              | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |   Expense
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|              |             |             |             |              |              |              |              |
|              |             |             |             |              |              |              |              |
| 1.  Prior ...|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |            0
| 2.  1984.....|     182,103 |       9,197 |     172,906 |         92.2 |         58.9 |         95.1 |            0 |            0
| 3.  1985.....|     222,883 |      10,953 |     211,930 |         77.9 |         38.5 |         82.2 |            0 |            0
| 4.  1986.....|     207,359 |      11,426 |     195,933 |         53.5 |         30.7 |         55.9 |            0 |            0
| 5.  1987.....|     207,510 |         703 |     206,807 |         53.6 |          3.8 |         56.1 |            0 |            0
| 6.  1988.....|     349,673 |       6,425 |     343,248 |         53.7 |         24.6 |         54.9 |            0 |            0
| 7.  1989.....|     475,352 |      21,375 |     453,977 |         64.4 |        116.1 |         63.0 |            0 |            0
| 8.  1990.....|     492,543 |       4,587 |     487,956 |         67.3 |         33.3 |         67.9 |            0 |            0
| 9.  1991.....|     460,598 |       8,589 |     452,009 |         68.3 |        184.7 |         67.5 |            0 |            0
|10.  1992.....|     475,360 |      48,173 |     427,187 |         78.1 |      1,156.3 |         70.7 |            0 |            0
|11.  1993.....|     432,028 |      11,678 |     420,350 |         71.8 |        201.4 |         70.6 |            0 |            0
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|12.  Totals ..|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |            0
 -----------------------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)



 ------------------------------------------------------------
|              |              |   Net Balance Sheet Reserves||
|              |      33      |         After Discount      ||
|              |              |-----------------------------||
|              |Inter-Company |      34      |      35      ||
|              |   Pooling    |              |     Loss     ||
|              |Participation |    Losses    |   Expenses   ||
|              |  Percentage  |    Unpaid    |    Unpaid    ||
|--------------|--------------|--------------|--------------||
|              |              |              |              ||
|              |              |              |              ||
| 1.  Prior ...|    X X X X   |        5,879 |        5,062 ||
| 2.  1984.....|          0.0 |        2,527 |        1,480 ||
| 3.  1985.....|          0.0 |        3,832 |        2,415 ||
| 4.  1986.....|          0.0 |        6,103 |        3,330 ||
| 5.  1987.....|          0.0 |        7,392 |        9,059 ||
| 6.  1988.....|          0.0 |       32,030 |       20,350 ||
| 7.  1989.....|          0.0 |       58,208 |       35,031 ||
| 8.  1990.....|          0.0 |       96,303 |       54,189 ||
| 9.  1991.....|          0.0 |      126,893 |       65,988 ||
|10.  1992.....|          0.0 |      144,356 |       70,287 ||
|11.  1993.....|          0.0 |      206,167 |       77,121 ||
|--------------|--------------|--------------|--------------||
|12.  Totals ..|    X X X X   |      689,690 |      344,312 ||
 ------------------------------------------------------------

         Page:     Page 69

Form 2

                       CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNITED STATES FIDELITY AND GUARANTY COMPANY AND ITS AFFILIATED FIRE AND CASUALTY INSURERS



              SCHEDULE P - PART 1F - SECTION 1 - MEDICAL MALPRACTICE -
              OCCURRENCE


              (000 omitted)
 -----------------------------------------------------------------------------------------------------------------------------------
|       1      |             Premiums Earned             |                                    Loss and Loss Expense Payments
|              |-----------------------------------------|--------------------------------------------------------------------------
|    Years     |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |      9
|   in Which   |             |             |             |                             |        Expense Payments     |
|Premiums Were |             |             |             |-----------------------------|-----------------------------|   Salvage
|  Earned and  |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |     and
| Losses Were  |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              | Subrogation
|   Incurred   |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |   Received
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|              |             |             |             |              |              |              |              |
|              |             |             |             |              |              |              |              |
| 1.  Prior ...|   X X X X   |    X X X X  |    X X X X  |          656 |            0 |          754 |            0 |          521
| 2.  1984.....|       7,858 |          48 |       7,810 |        5,637 |            0 |        3,669 |            0 |        5,442
| 3.  1985.....|       6,544 |          97 |       6,447 |        3,398 |          500 |        1,639 |            0 |        1,145
| 4.  1986.....|          97 |          38 |          59 |            1 |            0 |            3 |            0 |            8
| 5.  1987.....|         660 |           0 |         660 |            9 |            0 |            8 |            0 |            0
| 6.  1988.....|         548 |           0 |         548 |           18 |            0 |           24 |            0 |            0
| 7.  1989.....|          88 |           0 |          88 |           15 |            0 |            9 |            0 |            0
| 8.  1990.....|          84 |           0 |          84 |          325 |            0 |           33 |            0 |            0
| 9.  1991.....|          56 |           0 |          56 |           23 |            0 |           12 |            0 |            0
|10.  1992.....|          60 |           0 |          60 |            0 |            0 |            0 |            0 |            0
|11.  1993.....|           1 |           0 |           1 |            0 |            0 |            0 |            0 |            0
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|12.  Totals ..|   X X X X   |    X X X X  |    X X X X  |       10,082 |          500 |        6,151 |            0 |        7,116
 -----------------------------------------------------------------------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
        Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


 ------------------------------------------------------------
|       1                                    |              ||
|              ------------------------------|              ||
|    Years     |      10      |      11      |      12      ||
|   in Which   |              |              |  Number of   ||
|Premiums Were | Unallocated  |    Total     |    Claims    ||
|  Earned and  |     Loss     |   Net Paid   |  Reported -  ||
| Losses Were  |   Expense    |  (5 - 6 + 7  |  Direct and  ||
|   Incurred   |   Payments   |  - 8 + 10)   |   Assumed    ||
|--------------|--------------|--------------|--------------||
|              |              |              |              ||
|              |              |              |              ||
| 1.  Prior ...|           52 |        1,462 |    X X X X   ||
| 2.  1984.....|          895 |       10,201 |          723 ||
| 3.  1985.....|          599 |        5,136 |          310 ||
| 4.  1986.....|            6 |           10 |            2 ||
| 5.  1987.....|           78 |           95 |            5 ||
| 6.  1988.....|           15 |           57 |            4 ||
| 7.  1989.....|            8 |           32 |            4 ||
| 8.  1990.....|           10 |          368 |            4 ||
| 9.  1991.....|           10 |           45 |            1 ||
|10.  1992.....|            8 |            8 |            0 ||
|11.  1993.....|            0 |            0 |            1 ||
|--------------|--------------|--------------|--------------||
|12.  Totals ..|        1,681 |       17,414 |    X X X X   ||
 ------------------------------------------------------------







 -----------------------------------------------------------------------------------------------------------------------------------
|              |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid
|              |--------------------------------------------------------|-----------------------------------------------------------
|              |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk + IBNR
|              |---------------------------|----------------------------|-----------------------------|-----------------------------
|              |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20
|              |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |
|              | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|              |             |             |             |              |              |              |              |
|              |             |             |             |              |              |              |              |
| 1.  Prior ...|       4,897 |           0 |       2,359 |            0 |            0 |            0 |        2,490 |            0
| 2.  1984.....|         630 |           0 |         478 |            0 |            0 |            0 |          388 |            0
| 3.  1985.....|         101 |           0 |         358 |            0 |            0 |            0 |          161 |            0
| 4.  1986.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0
| 5.  1987.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0
| 6.  1988.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0
| 7.  1989.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0
| 8.  1990.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0
| 9.  1991.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0
|10.  1992.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0
|11.  1993.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|12.  Totals ..|       5,628 |           0 |       3,195 |            0 |            0 |            0 |        3,039 |            0
 -----------------------------------------------------------------------------------------------------------------------------------




 ---------------------------------------------------------------------------
|              |              |              |              |
|              |      21      |      22      |      23      |      24      |
|              |              |              |              |  Number of   |
|              |   Salvage    | Unallocated  |    Total     |    Claims    |
|              |     and      |     Loss     |  Net Losses  |Outstanding - |
|              | Subrogation  |   Expenses   | and Expenses |  Direct and  |
|              | Anticipated  |    Unpaid    |    Unpaid    |   Assumed    |
|--------------|--------------|--------------|--------------|--------------|
|              |              |              |              |              |
|              |              |              |              |              |
| 1.  Prior ...|            0 |          658 |       10,404 |           46 |
| 2.  1984.....|            0 |          110 |        1,606 |           14 |
| 3.  1985.....|            0 |           57 |          677 |            7 |
| 4.  1986.....|            0 |            0 |            0 |            0 |
| 5.  1987.....|            0 |            0 |            0 |            0 |
| 6.  1988.....|            0 |            0 |            0 |            0 |
| 7.  1989.....|            0 |            0 |            0 |            0 |
| 8.  1990.....|            0 |            0 |            0 |            0 |
| 9.  1991.....|            0 |            0 |            0 |            0 |
|10.  1992.....|            0 |            0 |            0 |            0 |
|11.  1993.....|            0 |            0 |            0 |            0 |
|--------------|--------------|--------------|--------------|--------------|
|12.  Totals ..|            0 |          825 |       12,687 |           67 |
 ----------------------------------------------------------------------------





 -----------------------------------------------------------------------------------------------------------------------------------
|              |             Total Losses and            |       Loss and Loss Expense Percentage     |      Discount for Time
|              |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |       Value of Money
|              |-----------------------------------------|--------------------------------------------|-----------------------------
|              |     25      |     26      |     27      |      28      |      29      |      30      |      31      |      32
|              |             |             |             |              |              |              |              |
|              |   Direct    |             |             |    Direct    |              |              |              |     Loss
|              | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |   Expense
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|              |             |             |             |              |              |              |              |
|              |             |             |             |              |              |              |              |
| 1.  Prior ...|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |            0
| 2.  1984.....|      11,807 |           0 |      11,807 |        150.3 |          0.0 |        151.2 |            0 |            0
| 3.  1985.....|       6,313 |         500 |       5,813 |         96.5 |        515.5 |         90.2 |            0 |            0
| 4.  1986.....|          10 |           0 |          10 |         10.3 |          0.0 |         16.9 |            0 |            0
| 5.  1987.....|          95 |           0 |          95 |         14.4 |          0.0 |         14.4 |            0 |            0
| 6.  1988.....|          57 |           0 |          57 |         10.4 |          0.0 |         10.4 |            0 |            0
| 7.  1989.....|          32 |           0 |          32 |         36.4 |          0.0 |         36.4 |            0 |            0
| 8.  1990.....|         368 |           0 |         368 |        438.1 |          0.0 |        438.1 |            0 |            0
| 9.  1991.....|          45 |           0 |          45 |         80.4 |          0.0 |         80.4 |            0 |            0
|10.  1992.....|           8 |           0 |           8 |         13.3 |          0.0 |         13.3 |            0 |            0
|11.  1993.....|           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |            0 |            0
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|12.  Totals ..|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |            0
 -----------------------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)


 ------------------------------------------------------------
|              |              |   Net Balance Sheet Reserves||
|              |      33      |         After Discount      ||
|              |              |-----------------------------||
|              |Inter-Company |      34      |      35      ||
|              |   Pooling    |              |     Loss     ||
|              |Participation |    Losses    |   Expenses   ||
|              |  Percentage  |    Unpaid    |    Unpaid    ||
|--------------|--------------|--------------|--------------||
|              |              |              |              ||
|              |              |              |              ||
| 1.  Prior ...|    X X X X   |        7,256 |        3,148 ||
| 2.  1984.....|          0.0 |        1,108 |          498 ||
| 3.  1985.....|          0.0 |          459 |          218 ||
| 4.  1986.....|          0.0 |            0 |            0 ||
| 5.  1987.....|          0.0 |            0 |            0 ||
| 6.  1988.....|          0.0 |            0 |            0 ||
| 7.  1989.....|          0.0 |            0 |            0 ||
| 8.  1990.....|          0.0 |            0 |            0 ||
| 9.  1991.....|          0.0 |            0 |            0 ||
|10.  1992.....|          0.0 |            0 |            0 ||
|11.  1993.....|          0.0 |            0 |            0 ||
|--------------|--------------|--------------|--------------||
|12.  Totals ..|    X X X X   |        8,823 |        3,864 ||
 ------------------------------------------------------------


       Page 70

Form 2

                       CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNITED STATES FIDELITY AND GUARANTY COMPANY AND ITS AFFILIATED FIRE AND CASUALTY INSURERS



             SCHEDULE P - PART 1F - SECTION 2 - MEDICAL MALPRACTICE -
             CLAIMS-MADE


            (000 omitted)
 -----------------------------------------------------------------------------------------------------------------------------------
|       1      |             Premiums Earned             |                                    Loss and Loss Expense Payments
|              |-----------------------------------------|--------------------------------------------------------------------------
|    Years     |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |      9
|   in Which   |             |             |             |                             |        Expense Payments     |
|Premiums Were |             |             |             |-----------------------------|-----------------------------|   Salvage
|  Earned and  |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |     and
| Losses Were  |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              | Subrogation
|   Incurred   |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |   Received
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|              |             |             |             |              |              |              |              |
|              |             |             |             |              |              |              |              |
| 1.  Prior ...|   X X X X   |    X X X X  |    X X X X  |            0 |            0 |            0 |            0 |            0
| 2.  1984.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0
| 3.  1985.....|           0 |           0 |           0 |          801 |            0 |          144 |            0 |          (93)
| 4.  1986.....|           0 |           0 |           0 |            7 |            0 |           25 |            0 |            0
| 5.  1987.....|         117 |           0 |         117 |           19 |            0 |            5 |            0 |            0
| 6.  1988.....|         219 |           0 |         219 |           99 |            0 |           42 |            0 |            0
| 7.  1989.....|         228 |           0 |         228 |          203 |            0 |           52 |            0 |            0
| 8.  1990.....|         256 |           0 |         256 |          230 |            0 |           36 |            0 |            0
| 9.  1991.....|         299 |           0 |         299 |            1 |            0 |            9 |            0 |            0
|10.  1992.....|         255 |           0 |         255 |            0 |            0 |            3 |            0 |            0
|11.  1993.....|          66 |           0 |          66 |            0 |            0 |            0 |            0 |            0
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|12.  Totals ..|   X X X X   |    X X X X  |    X X X X  |        1,360 |            0 |          316 |            0 |          (93)
 -----------------------------------------------------------------------------------------------------------------------------------

 Note: For "prior," report amounts paid or received in current year only.
        Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


 ------------------------------------------------------------
|       1                                    |              ||
|              ------------------------------|              ||
|    Years     |      10      |      11      |      12      ||
|   in Which   |              |              |  Number of   ||
|Premiums Were | Unallocated  |    Total     |    Claims    ||
|  Earned and  |     Loss     |   Net Paid   |  Reported -  ||
| Losses Were  |   Expense    |  (5 - 6 + 7  |  Direct and  ||
|   Incurred   |   Payments   |  - 8 + 10)   |   Assumed    ||
|--------------|--------------|--------------|--------------||
|              |              |              |              ||
|              |              |              |              ||
| 1.  Prior ...|            0 |            0 |    X X X X   ||
| 2.  1984.....|            0 |            0 |            0 ||
| 3.  1985.....|            0 |          945 |            0 ||
| 4.  1986.....|            0 |           32 |            0 ||
| 5.  1987.....|            0 |           24 |            0 ||
| 6.  1988.....|            0 |          141 |            0 ||
| 7.  1989.....|            0 |          255 |            0 ||
| 8.  1990.....|            0 |          266 |            0 ||
| 9.  1991.....|            0 |           10 |            0 ||
|10.  1992.....|            0 |            3 |            0 ||
|11.  1993.....|            0 |            0 |            0 ||
|--------------|--------------|--------------|--------------||
|12.  Totals ..|            0 |        1,676 |    X X X X   ||
 ------------------------------------------------------------



 -----------------------------------------------------------------------------------------------------------------------------------
|              |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid
|              |--------------------------------------------------------|-----------------------------------------------------------
|              |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk + IBNR
|              |---------------------------|----------------------------|-----------------------------|-----------------------------
|              |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20
|              |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |
|              | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|              |             |             |             |              |              |              |              |
|              |             |             |             |              |              |              |              |
| 1.  Prior ...|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0
| 2.  1984.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0
| 3.  1985.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0
| 4.  1986.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0
| 5.  1987.....|           0 |           0 |          24 |            0 |            0 |            0 |            0 |            0
| 6.  1988.....|         154 |           0 |           0 |            0 |            0 |            0 |            0 |            0
| 7.  1989.....|         169 |           0 |           0 |            0 |            0 |            0 |            0 |            0
| 8.  1990.....|          38 |           0 |           0 |            0 |            0 |            0 |            0 |            0
| 9.  1991.....|         118 |           0 |          97 |            0 |            0 |            0 |            0 |            0
|10.  1992.....|          53 |           0 |         135 |            0 |            0 |            0 |            0 |            0
|11.  1993.....|           0 |           0 |          40 |            0 |            0 |            0 |            0 |            0
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|12.  Totals ..|         532 |           0 |         296 |            0 |            0 |            0 |            0 |            0
 -----------------------------------------------------------------------------------------------------------------------------------



 ---------------------------------------------------------------------------
|              |              |              |              |              |
|              |      21      |      22      |      23      |      24      |
|              |              |              |              |  Number of   |
|              |   Salvage    | Unallocated  |    Total     |    Claims    |
|              |     and      |     Loss     |  Net Losses  |Outstanding - |
|              | Subrogation  |   Expenses   | and Expenses |  Direct and  |
|              | Anticipated  |    Unpaid    |    Unpaid    |   Assumed    |
|--------------|--------------|--------------|--------------|--------------|
|              |              |              |              |              |
|              |              |              |              |              |
| 1.  Prior ...|            0 |            0 |            0 |            0 |
| 2.  1984.....|            0 |            0 |            0 |            0 |
| 3.  1985.....|            0 |            0 |            0 |            0 |
| 4.  1986.....|            0 |            0 |            0 |            0 |
| 5.  1987.....|            0 |            0 |           24 |            0 |
| 6.  1988.....|            0 |            0 |          154 |            0 |
| 7.  1989.....|            0 |            0 |          169 |            0 |
| 8.  1990.....|            0 |            0 |           38 |            0 |
| 9.  1991.....|            0 |            0 |          215 |            0 |
|10.  1992.....|            0 |            0 |          188 |            0 |
|11.  1993.....|            0 |            0 |           40 |            0 |
|--------------|--------------|--------------|--------------|--------------|
|12.  Totals ..|            0 |            0 |          828 |            0 |
 ----------------------------------------------------------------------------





 -----------------------------------------------------------------------------------------------------------------------------------
|              |             Total Losses and            |       Loss and Loss Expense Percentage     |      Discount for Time
|              |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |       Value of Money
|              |-----------------------------------------|--------------------------------------------|-----------------------------
|              |     25      |     26      |     27      |      28      |      29      |      30      |      31      |      32
|              |             |             |             |              |              |              |              |
|              |   Direct    |             |             |    Direct    |              |              |              |     Loss
|              | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |   Expense
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|              |             |             |             |              |              |              |              |
|              |             |             |             |              |              |              |              |
| 1.  Prior ...|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |            0
| 2.  1984.....|           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |            0 |            0
| 3.  1985.....|         945 |           0 |         945 |          0.0 |          0.0 |          0.0 |            0 |            0
| 4.  1986.....|          32 |           0 |          32 |          0.0 |          0.0 |          0.0 |            0 |            0
| 5.  1987.....|          48 |           0 |          48 |         41.0 |          0.0 |         41.0 |            0 |            0
| 6.  1988.....|         295 |           0 |         295 |        134.7 |          0.0 |        134.7 |            0 |            0
| 7.  1989.....|         424 |           0 |         424 |        186.0 |          0.0 |        186.0 |            0 |            0
| 8.  1990.....|         304 |           0 |         304 |        118.8 |          0.0 |        118.8 |            0 |            0
| 9.  1991.....|         225 |           0 |         225 |         75.3 |          0.0 |         75.3 |            0 |            0
|10.  1992.....|         191 |           0 |         191 |         74.9 |          0.0 |         74.9 |            0 |            0
|11.  1993.....|          40 |           0 |          40 |         60.6 |          0.0 |         60.6 |            0 |            0
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|12.  Totals ..|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |            0
 -----------------------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

 ------------------------------------------------------------
|              |              |   Net Balance Sheet Reserves||
|              |      33      |         After Discount      ||
|              |              |-----------------------------||
|              |Inter-Company |      34      |      35      ||
|              |   Pooling    |              |     Loss     ||
|              |Participation |    Losses    |   Expenses   ||
|              |  Percentage  |    Unpaid    |    Unpaid    ||
|--------------|--------------|--------------|--------------||
|              |              |              |              ||
|              |              |              |              ||
| 1.  Prior ...|    X X X X   |            0 |            0 ||
| 2.  1984.....|          0.0 |            0 |            0 ||
| 3.  1985.....|          0.0 |            0 |            0 ||
| 4.  1986.....|          0.0 |            0 |            0 ||
| 5.  1987.....|          0.0 |           24 |            0 ||
| 6.  1988.....|          0.0 |          154 |            0 ||
| 7.  1989.....|          0.0 |          169 |            0 ||
| 8.  1990.....|          0.0 |           38 |            0 ||
| 9.  1991.....|          0.0 |          215 |            0 ||
|10.  1992.....|          0.0 |          188 |            0 ||
|11.  1993.....|          0.0 |           40 |            0 ||
|--------------|--------------|--------------|--------------||
|12.  Totals ..|    X X X X   |          828 |            0 ||
 ------------------------------------------------------------


         Page:     Page 71

Form 2

                       CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNITED STATES FIDELITY AND GUARANTY COMPANY AND ITS AFFILIATED FIRE AND CASUALTY INSURERS




        SCHEDULE P - PART 1G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT
                     (ALL PERILS), BOILER AND MACHINERY)

        (000 omitted)
 -----------------------------------------------------------------------------------------------------------------------------------
|       1      |             Premiums Earned             |                                    Loss and Loss Expense Payments
|              |-----------------------------------------|--------------------------------------------------------------------------
|    Years     |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |      9
|   in Which   |             |             |             |                             |        Expense Payments     |
|Premiums Were |             |             |             |-----------------------------|-----------------------------|   Salvage
|  Earned and  |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |     and
| Losses Were  |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              | Subrogation
|   Incurred   |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |   Received
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|              |             |             |             |              |              |              |              |
|              |             |             |             |              |              |              |              |
| 1.  Prior ...|   X X X X   |    X X X X  |    X X X X  |        1,505 |        1,233 |          168 |          131 |            5
| 2.  1984.....|      39,674 |      20,980 |      18,694 |       30,725 |       16,632 |        2,483 |        1,664 |          633
| 3.  1985.....|      51,313 |      26,552 |      24,761 |       46,088 |       28,329 |        3,652 |        2,343 |          960
| 4.  1986.....|     105,321 |      55,944 |      49,377 |       58,692 |       31,346 |        4,388 |        2,548 |          402
| 5.  1987.....|     123,309 |      70,752 |      52,557 |       66,728 |       39,939 |        6,044 |        4,006 |        1,068
| 6.  1988.....|     103,314 |      60,212 |      43,102 |       60,116 |       38,451 |        5,184 |        3,624 |          242
| 7.  1989.....|      69,557 |      42,614 |      26,943 |       50,727 |       29,681 |        3,933 |        2,434 |          720
| 8.  1990.....|      63,446 |      36,143 |      27,303 |       44,547 |       27,107 |        3,673 |        2,447 |          138
| 9.  1991.....|      42,601 |      31,190 |      11,411 |       47,830 |       31,370 |        3,039 |        2,135 |          200
|10.  1992.....|      41,704 |      26,431 |      15,273 |       19,960 |       12,068 |        1,124 |          567 |           14
|11.  1993.....|      49,333 |      34,173 |      15,160 |       11,061 |        6,088 |          618 |          253 |            1
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|12.  Totals ..|   X X X X   |    X X X X  |    X X X X  |      437,979 |      262,244 |       34,306 |       22,152 |        4,383
 -----------------------------------------------------------------------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
        Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


 ------------------------------------------------------------
|       1                                    |              ||
|              ------------------------------|              ||
|    Years     |      10      |      11      |      12      ||
|   in Which   |              |              |  Number of   ||
|Premiums Were | Unallocated  |    Total     |    Claims    ||
|  Earned and  |     Loss     |   Net Paid   |  Reported -  ||
| Losses Were  |   Expense    |  (5 - 6 + 7  |  Direct and  ||
|   Incurred   |   Payments   |  - 8 + 10)   |   Assumed    ||
|--------------|--------------|--------------|--------------||
|              |              |              |              ||
|              |              |              |              ||
| 1.  Prior ...|            0 |          309 |    X X X X   ||
| 2.  1984.....|          269 |       15,181 |    X X X X   ||
| 3.  1985.....|          261 |       19,329 |    X X X X   ||
| 4.  1986.....|          102 |       29,288 |    X X X X   ||
| 5.  1987.....|           88 |       28,915 |    X X X X   ||
| 6.  1988.....|           72 |       23,297 |    X X X X   ||
| 7.  1989.....|           72 |       22,617 |    X X X X   ||
| 8.  1990.....|           87 |       18,753 |    X X X X   ||
| 9.  1991.....|           77 |       17,441 |    X X X X   ||
|10.  1992.....|           94 |        8,543 |    X X X X   ||
|11.  1993.....|          211 |        5,549 |    X X X X   ||
|--------------|--------------|--------------|--------------||
|12.  Totals ..|        1,333 |      189,222 |    X X X X   ||
 ------------------------------------------------------------






 -----------------------------------------------------------------------------------------------------------------------------------
|              |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid
|              |--------------------------------------------------------|-----------------------------------------------------------
|              |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk + IBNR
|              |---------------------------|----------------------------|-----------------------------|-----------------------------
|              |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20
|              |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |
|              | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|              |             |             |             |              |              |              |              |
|              |             |             |             |              |              |              |              |
| 1.  Prior ...|       5,523 |       5,048 |         161 |          161 |            0 |            0 |          424 |          420
| 2.  1984.....|         644 |         434 |           3 |            3 |            0 |            0 |           22 |           14
| 3.  1985.....|         452 |         345 |           3 |            3 |            0 |            0 |            8 |            8
| 4.  1986.....|       1,086 |         607 |         225 |           10 |            0 |            0 |           29 |           29
| 5.  1987.....|       2,081 |         675 |         789 |           27 |            0 |            0 |          173 |           71
| 6.  1988.....|       3,106 |       1,519 |         809 |           52 |            0 |            0 |          158 |          142
| 7.  1989.....|       4,754 |       2,998 |         599 |          162 |            0 |            0 |          439 |          423
| 8.  1990.....|       8,731 |       6,748 |         458 |          323 |            0 |            0 |          869 |          815
| 9.  1991.....|       4,998 |       3,369 |         446 |          188 |            0 |            0 |          424 |          364
|10.  1992.....|       8,635 |       6,219 |         794 |          300 |            0 |            0 |          503 |          449
|11.  1993.....|      11,829 |       7,547 |       2,514 |          787 |            0 |            0 |        5,350 |        3,445
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|12.  Totals ..|      51,839 |      35,509 |       6,801 |        2,016 |            0 |            0 |        8,399 |        6,180
 -----------------------------------------------------------------------------------------------------------------------------------


 ---------------------------------------------------------------------------
|              |              |              |              |
|              |      21      |      22      |      23      |      24      ||
|              |              |              |              |  Number of   ||
|              |   Salvage    | Unallocated  |    Total     |    Claims    ||
|              |     and      |     Loss     |  Net Losses  |Outstanding - ||
|              | Subrogation  |   Expenses   | and Expenses |  Direct and  ||
|              | Anticipated  |    Unpaid    |    Unpaid    |   Assumed    ||
|--------------|--------------|--------------|--------------|--------------||
|              |              |              |              |              ||
|              |              |              |              |              ||
| 1.  Prior ...|            0 |            0 |          479 |          0   ||
| 2.  1984.....|            0 |            0 |          218 |          0   ||
| 3.  1985.....|            0 |            0 |          107 |          0   ||
| 4.  1986.....|            0 |            0 |          694 |          0   ||
| 5.  1987.....|            0 |           12 |        2,282 |          3   ||
| 6.  1988.....|            0 |            2 |        2,362 |          1   ||
| 7.  1989.....|            0 |            2 |        2,211 |          1   ||
| 8.  1990.....|            0 |            6 |        2,178 |          9   ||
| 9.  1991.....|            0 |            9 |        1,956 |          5   ||
|10.  1992.....|            0 |           10 |        2,974 |          6   ||
|11.  1993.....|            0 |           36 |        7,950 |         35   ||
|--------------|--------------|--------------|--------------|--------------||
|12.  Totals ..|            0 |           77 |       23,411 |         60   ||
 ----------------------------------------------------------------------------







 -----------------------------------------------------------------------------------------------------------------------------------
|              |             Total Losses and            |       Loss and Loss Expense Percentage     |      Discount for Time
|              |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |       Value of Money
|              |-----------------------------------------|--------------------------------------------|-----------------------------
|              |     25      |     26      |     27      |      28      |      29      |      30      |      31      |      32
|              |             |             |             |              |              |              |              |
|              |   Direct    |             |             |    Direct    |              |              |              |     Loss
|              | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |   Expense
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|              |             |             |             |              |              |              |              |
|              |             |             |             |              |              |              |              |
| 1.  Prior ...|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |            0
| 2.  1984.....|      34,146 |      18,747 |      15,399 |         86.1 |         89.4 |         82.4 |            0 |            0
| 3.  1985.....|      50,464 |      31,028 |      19,436 |         98.3 |        116.9 |         78.5 |            0 |            0
| 4.  1986.....|      64,522 |      34,540 |      29,982 |         61.3 |         61.7 |         60.7 |            0 |            0
| 5.  1987.....|      75,915 |      44,718 |      31,197 |         61.6 |         63.2 |         59.4 |            0 |            0
| 6.  1988.....|      69,447 |      43,788 |      25,659 |         67.2 |         72.7 |         59.5 |            0 |            0
| 7.  1989.....|      60,526 |      35,698 |      24,828 |         87.0 |         83.8 |         92.2 |            0 |            0
| 8.  1990.....|      58,371 |      37,440 |      20,931 |         92.0 |        103.6 |         76.7 |            0 |            0
| 9.  1991.....|      56,823 |      37,426 |      19,397 |        133.4 |        120.0 |        170.0 |            0 |            0
|10.  1992.....|      31,120 |      19,603 |      11,517 |         74.6 |         74.2 |         75.4 |            0 |            0
|11.  1993.....|      31,619 |      18,120 |      13,499 |         64.1 |         53.0 |         89.0 |            0 |            0
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|12.  Totals ..|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |            0
 -----------------------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

 ------------------------------------------------------------
|              |              |   Net Balance Sheet Reserves||
|              |      33      |         After Discount      ||
|              |              |-----------------------------||
|              |Inter-Company |      34      |      35      ||
|              |   Pooling    |              |     Loss     ||
|              |Participation |    Losses    |   Expenses   ||
|              |  Percentage  |    Unpaid    |    Unpaid    ||
|--------------|--------------|--------------|--------------||
|              |              |              |              ||
|              |              |              |              ||
| 1.  Prior ...|    X X X X   |          475 |            4 ||
| 2.  1984.....|          0.0 |          210 |            8 ||
| 3.  1985.....|          0.0 |          107 |            0 ||
| 4.  1986.....|          0.0 |          694 |            0 ||
| 5.  1987.....|          0.0 |        2,168 |          114 ||
| 6.  1988.....|          0.0 |        2,344 |           18 ||
| 7.  1989.....|          0.0 |        2,193 |           18 ||
| 8.  1990.....|          0.0 |        2,118 |           60 ||
| 9.  1991.....|          0.0 |        1,887 |           69 ||
|10.  1992.....|          0.0 |        2,910 |           64 ||
|11.  1993.....|          0.0 |        6,009 |        1,941 ||
|--------------|--------------|--------------|--------------||
|12.  Totals ..|    X X X X   |       21,115 |        2,296 ||
 ------------------------------------------------------------


         Page:     Page 73

Form 2

                       CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNITED STATES FIDELITY AND GUARANTY COMPANY AND ITS AF FILIATED FIRE AND CASUALTY INSURERS


               SCHEDULE P - PART 1H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE


               (000 omitted)
 -----------------------------------------------------------------------------------------------------------------------------------
|       1      |             Premiums Earned             |                                    Loss and Loss Expense Payments
|              |-----------------------------------------|--------------------------------------------------------------------------
|    Years     |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |      9
|   in Which   |             |             |             |                             |        Expense Payments     |
|Premiums Were |             |             |             |-----------------------------|-----------------------------|   Salvage
|  Earned and  |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |     and
| Losses Were  |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              | Subrogation
|   Incurred   |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |   Received
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|              |             |             |             |              |              |              |              |
|              |             |             |             |              |              |              |              |
| 1.  Prior ...|   X X X X   |    X X X X  |    X X X X  |            0 |            0 |            0 |            0 |            0
| 2.  1984.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0
| 3.  1985.....|           0 |           0 |           0 |          105 |           16 |           20 |            9 |          (11)
| 4.  1986.....|           0 |           0 |           0 |          882 |          516 |           44 |           (2)|           (5)
| 5.  1987.....|          68 |           0 |          68 |            0 |            0 |           (6)|            0 |            0
| 6.  1988.....|       1,993 |           0 |       1,993 |          609 |           28 |           50 |            6 |          (13)
| 7.  1989.....|       2,406 |           0 |       2,406 |          595 |            0 |          135 |            0 |          (18)
| 8.  1990.....|       2,190 |         286 |       1,904 |          872 |            0 |           77 |            0 |          (11)
| 9.  1991.....|       3,137 |          42 |       3,095 |          179 |            0 |          123 |            0 |          (18)
|10.  1992.....|       2,122 |         270 |       1,852 |          750 |            0 |          104 |            0 |           (6)
|11.  1993.....|       1,550 |         517 |       1,033 |           59 |            0 |           25 |            0 |          (12)
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|12.  Totals ..|   X X X X   |    X X X X  |    X X X X  |        4,051 |          560 |          572 |           13 |          (94)
 -----------------------------------------------------------------------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
        Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

 ------------------------------------------------------------
|       1                                     |              |
|               ------------------------------|              |
|    Years      |      10      |      11      |      12      |
|   in Which    |              |              |  Number of   |
|Premiums Were  | Unallocated  |    Total     |    Claims    |
|  Earned and   |     Loss     |   Net Paid   |  Reported -  |
| Losses Were   |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred    |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------- |--------------|--------------|--------------|
|               |              |              |              |
|               |              |              |              |
| 1.  Prior ... |            3 |            3 |    X X X X   |
| 2.  1984..... |            1 |            1 |            0 |
| 3.  1985..... |           11 |          111 |            0 |
| 4.  1986..... |           80 |          492 |            1 |
| 5.  1987..... |            8 |            2 |            2 |
| 6.  1988..... |           94 |          719 |          111 |
| 7.  1989..... |          115 |          845 |          185 |
| 8.  1990..... |           64 |        1,013 |          156 |
| 9.  1991..... |           79 |          381 |          158 |
|10.  1992..... |           78 |          932 |          135 |
|11.  1993..... |           27 |          111 |          107 |
|-------------- |--------------|--------------|--------------|
|12.  Totals .. |          560 |        4,610 |    X X X X   |
 ------------------------------------------------------------




 -----------------------------------------------------------------------------------------------------------------------------------
|              |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid
|              |--------------------------------------------------------|-----------------------------------------------------------
|              |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk + IBNR
|              |---------------------------|----------------------------|-----------------------------|-----------------------------
|              |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20
|              |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |
|              | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|              |             |             |             |              |              |              |              |
|              |             |             |             |              |              |              |              |
| 1.  Prior ...|           0 |           0 |           0 |            0 |            0 |            0 |           40 |            0
| 2.  1984.....|           0 |           0 |           0 |            0 |            0 |            0 |           12 |            0
| 3.  1985.....|         122 |         266 |           0 |            0 |            0 |            0 |            5 |            0
| 4.  1986.....|         176 |         162 |           0 |            0 |            0 |            0 |           31 |            0
| 5.  1987.....|           0 |           0 |           0 |            0 |            0 |            0 |            3 |            0
| 6.  1988.....|           0 |           0 |           0 |            0 |            0 |            0 |            3 |            0
| 7.  1989.....|          11 |           0 |           0 |            0 |            0 |            0 |            0 |            0
| 8.  1990.....|           0 |           0 |           0 |            0 |            0 |            0 |          119 |            0
| 9.  1991.....|         313 |           0 |           0 |            0 |            0 |            0 |          134 |            0
|10.  1992.....|         208 |           0 |           0 |            0 |            0 |            0 |           86 |            0
|11.  1993.....|         215 |           0 |           0 |            0 |            0 |            0 |           13 |            0
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|12.  Totals ..|       1,045 |         428 |           0 |            0 |            0 |            0 |          446 |            0
 -----------------------------------------------------------------------------------------------------------------------------------


 -------------------------------------------------------------------------  -
|              |              |              |              |             | |
|              |      21      |      22      |      23      |     24      | |
|              |              |              |              |  Number of  | |
|              |   Salvage    | Unallocated  |    Total     |   Claims    | |
|              |     and      |     Loss     |  Net Losses  |Outstanding -| |
|              | Subrogation  |   Expenses   | and Expenses | Direct and  | |
|              | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   | |
|--------------|--------------|--------------|--------------|-------------| |
|              |              |              |              |             | |
|              |              |              |              |             | |
| 1.  Prior ...|            0 |            9 |           49 |           0 | |
| 2.  1984.....|            0 |            4 |           16 |           0 | |
| 3.  1985.....|            0 |           42 |          (97)|           0 | |
| 4.  1986.....|            0 |           62 |          107 |           0 | |
| 5.  1987.....|            0 |            1 |            4 |           0 | |
| 6.  1988.....|            0 |            1 |            4 |           0 | |
| 7.  1989.....|            0 |            1 |           12 |           0 | |
| 8.  1990.....|            0 |           27 |          146 |           1 | |
| 9.  1991.....|            0 |           55 |          502 |           5 | |
|10.  1992.....|            0 |           42 |          336 |           9 | |
|11.  1993.....|            0 |           11 |          239 |          41 | |
|--------------|--------------|--------------|--------------|-------------| |
|12.  Totals ..|            0 |          255 |        1,318 |          56 | |
 -------------------------------------------------------------------------  -




 -----------------------------------------------------------------------------------------------------------------------------------
|              |             Total Losses and            |       Loss and Loss Expense Percentage     |      Discount for Time
|              |           Loss Expenses Incurred        |          (Incurred/Premiums Earned)        |       Value of Money
|              |-----------------------------------------|--------------------------------------------|-----------------------------
|              |     25      |     26      |     27      |      28      |      29      |      30      |      31      |      32
|              |             |             |             |              |              |              |              |
|              |   Direct    |             |             |    Direct    |              |              |              |     Loss
|              | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |   Expense
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|              |             |             |             |              |              |              |              |
|              |             |             |             |              |              |              |              |
| 1.  Prior ...|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |            0
| 2.  1984.....|          17 |           0 |          17 |          0.0 |          0.0 |          0.0 |            0 |            0
| 3.  1985.....|         305 |         291 |          14 |          0.0 |          0.0 |          0.0 |            0 |            0
| 4.  1986.....|       1,275 |         676 |         599 |          0.0 |          0.0 |          0.0 |            0 |            0
| 5.  1987.....|           6 |           0 |           6 |          8.8 |          0.0 |          8.8 |            0 |            0
| 6.  1988.....|         757 |          34 |         723 |         38.0 |          0.0 |         36.3 |            0 |            0
| 7.  1989.....|         857 |           0 |         857 |         35.6 |          0.0 |         35.6 |            0 |            0
| 8.  1990.....|       1,159 |           0 |       1,159 |         52.9 |          0.0 |         60.9 |            0 |            0
| 9.  1991.....|         883 |           0 |         883 |         28.1 |          0.0 |         28.5 |            0 |            0
|10.  1992.....|       1,268 |           0 |       1,268 |         59.8 |          0.0 |         68.5 |            0 |            0
|11.  1993.....|         350 |           0 |         350 |         22.6 |          0.0 |         33.9 |            0 |            0
|--------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------
|12.  Totals ..|   X X X X   |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |            0
 -----------------------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

 -----------------------------------------------------------  -
|              |              |   Net Balance Sheet Reserves| |
|              |      33      |         After Discount      | |
|              |              |-----------------------------| |
|              |Inter-Company |      34      |      35      | |
|              |   Pooling    |              |     Loss     | |
|              |Participation |    Losses    |   Expenses   | |
|              |  Percentage  |    Unpaid    |    Unpaid    | |
|--------------|--------------|--------------|--------------| |
|              |              |              |              | |
|              |              |              |              | |
| 1.  Prior ...|    X X X X   |            0 |           49 | |
| 2.  1984.....|          0.0 |            0 |           16 | |
| 3.  1985.....|          0.0 |         (144)|           47 | |
| 4.  1986.....|          0.0 |           14 |           93 | |
| 5.  1987.....|          0.0 |            0 |            4 | |
| 6.  1988.....|          0.0 |            0 |            4 | |
| 7.  1989.....|          0.0 |           11 |            1 | |
| 8.  1990.....|          0.0 |            0 |          146 | |
| 9.  1991.....|          0.0 |          313 |          189 | |
|10.  1992.....|          0.0 |          208 |          128 | |
|11.  1993.....|          0.0 |          215 |           24 | |
|--------------|--------------|--------------|--------------| |
|12.  Totals ..|    X X X X   |          617 |          701 | |
 -----------------------------------------------------------  -

 Page #             74

Form 2

                       CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNITED STATES FIDELITY AND GUARANTY COMPANY AND ITS AFFILIATED FIRE AND CASUALTY INSURERS



   SCHEDULE P - PART 1I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND MARINE,

                            EARTHQUAKE, GLASS, BURGLARY AND THEFT)

                            (000 omitted)
 -----------------------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |                                     Loss and Loss Expense Payments
|             |-----------------------------------------|---------------------------------------------------------------------------
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |      9       |
|    Which    |             |             |             |                             |        Expense Payments     |              |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|   Salvage    |
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |     and      |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              | Subrogation  |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |   Received   |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |       (1,084)|       (8,832)|        1,765 |          311 |        8,744 |
| 2. 1992.....|     171,409 |      41,594 |     129,815 |       86,138 |       15,425 |        1,502 |          897 |          891 |
| 3. 1993.....|     164,585 |      47,656 |     116,929 |       52,931 |        2,667 |          944 |           54 |        1,168 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|   X X X X   |    X X X X  |    X X X X  |      137,985 |        9,260 |        4,210 |        1,262 |       10,803 |
 -----------------------------------------------------------------------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


 ----------------------------------------------------------
|      1      |                             |              |
|             |-----------------------------|              |
|    Years    |      10      |      11      |      12      |
|    Which    |              |              |  Number of   |
|Premiums Were| Unallocated  |    Total     |    Claims    |
|  Earned and |     Loss     |   Net Paid   |  Reported -  |
| Losses Were |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. Prior ...|          128 |        9,329 |    X X X X   |
| 2. 1992.....|        6,353 |       77,671 |    X X X X   |
| 3. 1993.....|        5,199 |       56,353 |    X X X X   |
|-------------|--------------|--------------|--------------|
| 4. Totals ..|       11,680 |      143,353 |    X X X X   |
 ----------------------------------------------------------




 -----------------------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |              Allocated Loss Expenses Unpaid               |
|             |--------------------------------------------------------|-----------------------------------------------------------|
|             |         Case Basis        |        Bulk + IBNR         |          Case Basis         |         Bulk + IBNR         |
|             |---------------------------|----------------------------|-----------------------------|-----------------------------|
|             |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20      |
|             |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |              |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |              |
| 1. Prior ...|      19,779 |       2,938 |      10,619 |           63 |            0 |            0 |          564 |          142 |
| 2. 1992.....|      12,860 |       1,920 |       1,749 |           69 |            0 |            0 |          438 |           57 |
| 3. 1993.....|      27,897 |       8,942 |       6,991 |        3,006 |            0 |            0 |        2,708 |          596 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|      60,536 |      13,800 |      19,359 |        3,138 |            0 |            0 |        3,710 |          796 |
 -----------------------------------------------------------------------------------------------------------------------------------


 ------------------------------------------------------------------------
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expense    | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. Prior ...|       (1,623)|          174 |       27,993 |          91 |
| 2. 1992.....|         (627)|          168 |       13,168 |         121 |
| 3. 1993.....|         (991)|          951 |       26,002 |       1,139 |
|-------------|--------------|--------------|--------------|-------------|
| 4. Totals ..|       (3,241)|        1,292 |       67,163 |       1,351 |
 ------------------------------------------------------------------------



 -----------------------------------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |      Loss and Loss Expense Percentage      |      Discount for Time      |
|             |          Loss Expenses Incurred         |         (Incurred/Premiums Earned)         |       Value of Money        |
|             |-----------------------------------------|--------------------------------------------|-----------------------------|
|             |     25      |     26      |     27      |      28      |      29      |      30      |      31      |      32      |
|             |             |             |             |              |              |              |              |              |
|             |   Direct    |             |             |    Direct    |              |              |              |     Loss     |
|             | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |   Expense    |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |   X X X X    |    X X X X   |    X X X X   |            0 |            0 |
| 2. 1992.....|     109,207 |      18,369 |      90,838 |         63.7 |         44.2 |         70.0 |            0 |            0 |
| 3. 1993.....|      97,621 |      15,266 |      82,355 |         59.3 |         32.0 |         70.4 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|   X X X X   |    X X X X  |    X X X X  |   X X X X    |    X X X X   |    X X X X   |            0 |            0 |
 -----------------------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

 ----------------------------------------------------------
|             |              |  Net Balance Sheet Reserves |
|             |      33      |        After Discount       |
|             |              |-----------------------------|
|             |Inter-Company |      34      |      35      |
|             |   Pooling    |              |              |
|             |Participation |    Losses    |Loss Expenses |
|             |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. Prior ...|    X X X X   |       27,397 |          595 |
| 2. 1992.....|          0.0 |       12,619 |          548 |
| 3. 1993.....|          0.0 |       22,940 |        3,063 |
|-------------|--------------|--------------|--------------|
| 4. Totals ..|    X X X X   |       62,956 |        4,206 |
 ----------------------------------------------------------



                         SCHEDULE P - PART 1J - AUTO PHYSICAL DAMAGE

                                                                                         (000 omitted)
 -----------------------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |                                     Loss and Loss Expense Payments
|             |-----------------------------------------|---------------------------------------------------------------------------
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |      9       |
|    Which    |             |             |             |                             |        Expense Payments     |              |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|   Salvage    |
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |     and      |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              | Subrogation  |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |   Received   |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |        1,280 |        1,225 |        1,223 |           20 |       50,083 |
| 2. 1992.....|     289,710 |      10,099 |     279,611 |      151,634 |        4,834 |        1,974 |          607 |       21,947 |
| 3. 1993.....|     251,550 |      16,407 |     235,142 |      112,413 |        7,867 |        1,188 |           68 |        8,865 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|   X X X X   |    X X X X  |    X X X X  |      265,327 |       13,927 |        4,386 |          695 |       80,895 |
 -----------------------------------------------------------------------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


 ----------------------------------------------------------
|      1      |                             |              |
|             |-----------------------------|              |
|    Years    |      10      |      11      |      12      |
|    Which    |              |              |  Number of   |
|Premiums Were| Unallocated  |    Total     |    Claims    |
|  Earned and |     Loss     |   Net Paid   |  Reported -  |
| Losses Were |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. Prior ...|           69 |        1,328 |   X X X X    |
| 2. 1992.....|       19,727 |      167,894 |      125,584 |
| 3. 1993.....|       13,143 |      118,808 |      102,306 |
|-------------|--------------|--------------|--------------|
| 4. Totals ..|       32,939 |      288,030 |   X X X X    |
 ----------------------------------------------------------


 -----------------------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |              Allocated Loss Expenses Unpaid               |
|             |--------------------------------------------------------|-----------------------------------------------------------|
|             |         Case Basis        |        Bulk + IBNR         |          Case Basis         |         Bulk + IBNR         |
|             |---------------------------|----------------------------|-----------------------------|-----------------------------|
|             |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20      |
|             |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |              |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |              |
| 1. Prior ...|       6,728 |         126 |       6,320 |           35 |            0 |            0 |           78 |           16 |
| 2. 1992.....|       1,240 |          28 |        (421)|           14 |            0 |            0 |           96 |            4 |
| 3. 1993.....|      17,272 |       1,863 |       3,199 |          512 |            0 |            0 |        3,497 |          336 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|      25,241 |       2,016 |       9,098 |          560 |            0 |            0 |        3,671 |          356 |
 -----------------------------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------------------
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expense    | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. Prior ...|       (3,639)|           36 |       12,986 |          81 |
| 2. 1992.....|       (3,013)|           48 |          918 |          92 |
| 3. 1993.....|       (8,259)|        1,384 |       22,641 |       5,049 |
|-------------|--------------|--------------|--------------|-------------|
| 4. Totals ..|      (14,911)|        1,468 |       36,544 |       5,222 |
 ------------------------------------------------------------------------




 -----------------------------------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |      Loss and Loss Expense Percentage      |      Discount for Time      |
|             |          Loss Expenses Incurred         |         (Incurred/Premiums Earned)         |       Value of Money        |
|             |-----------------------------------------|--------------------------------------------|-----------------------------|
|             |     25      |     26      |     27      |      28      |      29      |      30      |      31      |      32      |
|             |             |             |             |              |              |              |              |              |
|             |   Direct    |             |             |    Direct    |              |              |              |     Loss     |
|             | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |   Expense    |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |   X X X X    |    X X X X   |    X X X X   |            0 |            0 |
| 2. 1992.....|     174,299 |       5,487 |     168,812 |         60.2 |         54.3 |         60.4 |            0 |            0 |
| 3. 1993.....|     152,095 |      10,647 |     141,448 |         60.5 |         64.9 |         60.2 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|   X X X X   |   X X X X   |   X X X X   |   X X X X    |    X X X X   |   X X X X    |            0 |            0 |
 -----------------------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)


 ----------------------------------------------------------
|             |               |  Net Balance Sheet Reserves |
|             |      33       |        After Discount       |
|             |               |-----------------------------|
|             |Inter-Company  |      34      |      35      |
|             |   Pooling     |              |              |
|             | Participation |    Losses    |Loss Expenses |
|             |   Percentage  |    Unpaid    |    Unpaid    |
|-------------|  -------------|--------------|--------------|
|             |               |              |              |
| 1. Prior ...|     X X X X   |       12,888 |           98 |
| 2. 1992.....|           0.0 |          777 |          141 |
| 3. 1993.....|           0.0 |       18,096 |        4,544 |
|-------------| --------------|--------------|--------------|
| 4. Totals ..|     X X X X   |       31,762 |        4,783 |
 -------------- --------------------------------------------


 Page #             75

Form 2

                       CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNITED STATES FIDELITY AND GUARANTY COMPANY AND ITS AFFILIATED FIRE AND CASUALTY INSURERS


             SCHEDULE P - PART 1K - FIDELITY, SURETY, FINANCIAL GUARANTY,
             MORTGAGE GUARANTY


             (000 omitted)
 -----------------------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |                                     Loss and Loss Expense Payments
|             |-----------------------------------------|---------------------------------------------------------------------------
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |      9       |
|    Which    |             |             |             |                             |        Expense Payments     |              |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|   Salvage    |
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |     and      |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              | Subrogation  |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |   Received   |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |        4,418 |       (4,413)|        8,585 |        2,133 |       13,587 |
| 2. 1992.....|     142,463 |      34,068 |     108,394 |       33,790 |        5,809 |        2,995 |          819 |          755 |
| 3. 1993.....|     144,905 |      30,121 |     114,784 |        9,376 |        1,820 |          841 |          143 |           20 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|   X X X X   |    X X X X  |    X X X X  |       47,585 |        3,215 |       12,420 |        3,096 |       14,363 |
 -----------------------------------------------------------------------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

 ----------------------------------------------------------
|      1      |                             |              |
|             |-----------------------------|              |
|    Years    |      10      |      11      |      12      |
|    Which    |              |              |  Number of   |
|Premiums Were| Unallocated  |    Total     |    Claims    |
|  Earned and |     Loss     |   Net Paid   |  Reported -  |
| Losses Were |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. Prior ...|        3,114 |       18,396 |    X X X X   |
| 2. 1992.....|        6,324 |       36,481 |    X X X X   |
| 3. 1993.....|        1,229 |        9,483 |    X X X X   |
|-------------|--------------|--------------|--------------|
| 4. Totals ..|       10,667 |       64,361 |    X X X X   |
 ----------------------------------------------------------




 -----------------------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |              Allocated Loss Expenses Unpaid               |
|             |--------------------------------------------------------|-----------------------------------------------------------|
|             |         Case Basis        |        Bulk + IBNR         |          Case Basis         |         Bulk + IBNR         |
|             |---------------------------|----------------------------|-----------------------------|-----------------------------|
|             |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20      |
|             |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |              |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |              |
| 1. Prior ...|      25,014 |       8,833 |     (14,050)|       (6,730)|            0 |            0 |       19,992 |        5,753 |
| 2. 1992.....|      12,240 |       8,128 |         218 |            0 |            0 |            0 |        6,655 |        1,535 |
| 3. 1993.....|       5,844 |       1,045 |       9,946 |        2,476 |            0 |            0 |        9,603 |        1,970 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|      43,099 |      18,006 |      (3,886)|       (4,254)|            0 |            0 |       36,250 |        9,258 |
 -----------------------------------------------------------------------------------------------------------------------------------



 ------------------------------------------------------------------------
|             |                             |              |             |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expense    | and Expenses | Direct and  |
|             |A nticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |                            |              |              |             |
| 1. Prior ...|      (13,785)|        1,571 |       24,671 |       1,646 |
| 2. 1992.....|       (1,782)|          695 |       10,146 |         966 |
| 3. 1993.....|       (2,520)|        1,437 |       21,340 |         613 |
|-------------| -------------|--------------|--------------|-------------|
| 4. Totals ..|      (18,087)|        3,704 |       56,157 |       3,225 |
 ------------------------------------------------------------------------




 -----------------------------------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |      Loss and Loss Expense Percentage      |      Discount for Time      |
|             |          Loss Expenses Incurred         |         (Incurred/Premiums Earned)         |       Value of Money        |
|             |-----------------------------------------|--------------------------------------------|-----------------------------|
|             |     25      |     26      |     27      |      28      |      29      |      30      |      31      |      32      |
|             |             |             |             |              |              |              |              |              |
|             |   Direct    |             |             |    Direct    |              |              |              |     Loss     |
|             | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |   Expense    |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |   X X X X    |    X X X X   |    X X X X   |            0 |            0 |
| 2. 1992.....|      62,918 |      16,291 |      46,627 |         44.2 |         47.8 |         43.0 |            0 |            0 |
| 3. 1993.....|      38,277 |       7,454 |      30,824 |         26.4 |         24.7 |         26.9 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|   X X X X   |    X X X X  |    X X X X  |   X X X X    |    X X X X   |    X X X X   |            0 |            0 |
 -----------------------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)


 ----------------------------------------------------------
|             |              |  Net Balance Sheet Reserves |
|             |      33      |        After Discount       |
|             |              |-----------------------------|
|              Inter-Company |      34      |      35      |
|             |   Pooling    |              |              |
|             |Participation |    Losses    |Loss Expenses |
|             |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|
|             |                             |              |
| 1. Prior ...|    X X X X   |        8,861 |       15,810 |
| 2. 1992.....|          0.0 |        4,330 |        5,815 |
| 3. 1993.....|          0.0 |       12,270 |        9,070 |
|-------------|--------------|--------------|--------------|
| 4. Totals ..|    X X X X   |       25,461 |       30,695 |
 -------------- --------------------------------------------



             SCHEDULE P - PART 1L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)


                                                                                         (000 omitted)
 -----------------------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |                                     Loss and Loss Expense Payments
|             |-----------------------------------------|---------------------------------------------------------------------------
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |      9       |
|    Which    |             |             |             |                             |        Expense Payments     |              |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|   Salvage    |
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |     and      |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              | Subrogation  |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |   Received   |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |           47 |            9 |            1 |            0 |            4 |
| 2. 1992.....|           6 |      14,851 |     (14,845)|            0 |            0 |            0 |            0 |            0 |
| 3. 1993.....|          14 |     (14,332)|      14,347 |            0 |            0 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|   X X X X   |    X X X X  |    X X X X  |           47 |            9 |            1 |            0 |            4 |
 -----------------------------------------------------------------------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.


 ----------------------------------------------------------
|      1      |                             |              |
|             |-----------------------------|              |
|    Years    |      10      |      11      |      12      |
|    Which    |              |              |  Number of   |
|Premiums Were| Unallocated  |    Total     |    Claims    |
|  Earned and |     Loss     |   Net Paid   |  Reported -  |
| Losses Were |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. Prior ...|           25 |           64 |   X X X X    |
| 2. 1992.....|            0 |            0 |   X X X X    |
| 3. 1993.....|            0 |            0 |   X X X X    |
|-------------|--------------|--------------|--------------|
| 4. Totals ..|           25 |           64 |   X X X X    |
 ----------------------------------------------------------



 -----------------------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |              Allocated Loss Expenses Unpaid               |
|             |--------------------------------------------------------|-----------------------------------------------------------|
|             |         Case Basis        |        Bulk + IBNR         |          Case Basis         |         Bulk + IBNR         |
|             |---------------------------|----------------------------|-----------------------------|-----------------------------|
|             |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20      |
|             |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |              |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |              |
| 1. Prior ...|         222 |          95 |           0 |            0 |            0 |            0 |           13 |            9 |
| 2. 1992.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0 |
| 3. 1993.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|         222 |          95 |           0 |            0 |            0 |            0 |           13 |            9 |
 -----------------------------------------------------------------------------------------------------------------------------------


 ------------------------------------------------------------------------
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expense    | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. Prior ...|            0 |           19 |          150 |           6 |
| 2. 1992.....|            0 |            0 |            0 |           0 |
| 3. 1993.....|            0 |            0 |            0 |           0 |
|-------------|--------------|--------------|--------------|-------------|
| 4. Totals ..|            0 |           19 |          150 |           6 |
 ------------------------------------------------------------------------




 -----------------------------------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |      Loss and Loss Expense Percentage      |      Discount for Time      |
|             |          Loss Expenses Incurred         |         (Incurred/Premiums Earned)         |       Value of Money        |
|             |-----------------------------------------|--------------------------------------------|-----------------------------|
|             |     25      |     26      |     27      |      28      |      29      |      30      |      31      |      32      |
|             |             |             |             |              |              |              |              |              |
|             |   Direct    |             |             |    Direct    |              |              |              |     Loss     |
|             | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |   Expense    |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |   X X X X    |    X X X X   |    X X X X   |            0 |            0 |
| 2. 1992.....|           0 |           0 |           0 |          1.9 |          0.0 |         (0.0)|            0 |            0 |
| 3. 1993.....|           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
| 4. Totals ..|   X X X X   |   X X X X   |   X X X X   |   X X X X    |    X X X X   |   X X X X    |            0 |            0 |
 -----------------------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

 ----------------------------------------------------------
|             |              |  Net Balance Sheet Reserves |
|             |      33      |        After Discount       |
|             |              |-----------------------------|
|             |Inter-Company |      34      |      35      |
|             |   Pooling    |              |              |
|             |Participation |    Losses    |Loss Expenses |
|             |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. Prior ...|    X X X X   |          127 |           23 |
| 2. 1992.....|          0.0 |            0 |            0 |
| 3. 1993.....|          0.0 |            0 |            0 |
|-------------|--------------|--------------|--------------|
| 4. Totals ..|    X X X X   |          127 |           23 |
 ----------------------------------------------------------

       Page #       76

Form 2

                       CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNITED STATES FIDELITY AND GUARANTY COMPANY AND ITS AFFILIATED FIRE AND CASUALTY INSURERS


                        SCHEDULE P - PART IM - INTERNATIONAL

                        (000 omitted)
 -----------------------------------------------------------------------------------------------------------------------------------
|             |             Premiums Earned             |                                     Loss and Loss Expense Payments
|      1      |-----------------------------------------|---------------------------------------------------------------------------
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |      9       |
|   in Which  |             |             |             |                             |        Expense Payments     |              |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|   Salvage    |
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |     and      |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              | Subrogation  |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |   Received   |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |              |
                                                                                                                       c>
| 1.  Prior ..|   X X X X   |    X X X X  |    X X X X  |            0 |            0 |            0 |            0 |            0 |
| 2.  1984....|          27 |           0 |          27 |            0 |            0 |            0 |            0 |            0 |
| 3.  1985....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0 |
| 4.  1986....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0 |
| 5.  1987....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0 |
| 6.  1988....|      19,649 |         337 |      19,312 |       13,321 |           90 |          389 |            1 |            0 |
| 7.  1989....|      14,651 |         122 |      14,529 |       10,054 |           24 |          328 |           (0)|            0 |
| 8.  1990....|      12,386 |          63 |      12,323 |       10,358 |          212 |          339 |           (0)|            0 |
| 9.  1991....|       9,982 |          69 |       9,913 |        7,185 |           46 |          222 |           (2)|            0 |
|10.  1992....|       4,683 |          39 |       4,644 |        2,879 |           11 |           45 |           (8)|            0 |
|11.  1993....|      12,988 |           0 |      12,988 |          355 |            1 |            0 |           (0)|            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |       44,153 |          384 |        1,324 |          (10)|            0 |
 -----------------------------------------------------------------------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

 ---------------------------------------------------------  -
|             |                             |              | |
|      1      |-----------------------------|      12      | |
|    Years    |      10      |      11      |              | |
|   in Which  |              |              |  Number of   | |
|Premiums Were| Unallocated  |    Total     |    Claims    | |
|  Earned and |     Loss     |   Net Paid   |  Reported -  | |
| Losses Were |   Expense    |  (5 - 6 + 7  |  Direct and  | |
|   Incurred  |   Payments   |  - 8 + 10)   |   Assumed    | |
|-------------|--------------|--------------|--------------| |
|             |              |              |              | |
| 1.  Prior ..|            0 |            0 |   X X X X    | |
| 2.  1984....|            0 |            0 |   X X X X    | |
| 3.  1985....|            0 |            0 |   X X X X    | |
| 4.  1986....|            0 |            0 |   X X X X    | |
| 5.  1987....|            0 |            0 |   X X X X    | |
| 6.  1988....|            0 |       13,619 |   X X X X    | |
| 7.  1989....|            0 |       10,358 |   X X X X    | |
| 8.  1990....|            0 |       10,486 |   X X X X    | |
| 9.  1991....|            0 |        7,364 |   X X X X    | |
|10.  1992....|            0 |        2,920 |   X X X X    | |
|11.  1993....|            0 |          355 |   X X X X    | |
|-------------|--------------|--------------|--------------| |
|12. Totals ..|            0 |       45,103 |   X X X X    | |
 ---------------------------------------------------------  -






 -----------------------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid              |
|             |--------------------------------------------------------|-----------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk + IBNR        |
|             |---------------------------|----------------------------|-----------------------------|-----------------------------|
|             |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20      |
|             |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |              |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |              |
| 1.  Prior ..|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0 |
| 2.  1984....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0 |
| 3.  1985....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0 |
| 4.  1986....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0 |
| 5.  1987....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0 |
| 6.  1988....|         729 |           0 |       1,694 |            0 |            0 |            0 |            0 |            0 |
| 7.  1989....|         880 |           0 |       1,444 |            0 |            0 |            0 |            0 |            0 |
| 8.  1990....|         411 |           0 |         958 |            0 |            0 |            0 |            0 |            0 |
| 9.  1991....|         494 |           0 |       1,728 |            0 |            0 |            0 |            0 |            0 |
|10.  1992....|         479 |           0 |       1,735 |            0 |            0 |            0 |            0 |            0 |
|11.  1993....|       5,226 |           0 |       4,466 |            0 |            0 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|12. Totals ..|       8,219 |           0 |      12,025 |            0 |            0 |            0 |            0 |            0 |
 -----------------------------------------------------------------------------------------------------------------------------------


 ------------------------------------------------------------------------
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expenses   | and Expenses |   Direct    |
|             | Anticipated  |    Unpaid    |    Unpaid    | and Assumed |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1.  Prior ..|            0 |            0 |            0 |           0 |
| 2.  1984....|            0 |            0 |            0 |           0 |
| 3.  1985....|            0 |            0 |            0 |           0 |
| 4.  1986....|            0 |            0 |            0 |           0 |
| 5.  1987....|            0 |            0 |            0 |           0 |
| 6.  1988....|            0 |            0 |        2,423 |           0 |
| 7.  1989....|            0 |            0 |        2,324 |           0 |
| 8.  1990....|            0 |            0 |        1,369 |           0 |
| 9.  1991....|            0 |            0 |        2,222 |           0 |
|10.  1992....|            0 |            0 |        2,214 |           0 |
|11.  1993....|            0 |            0 |        9,692 |           0 |
|-------------|--------------|--------------|--------------|-------------|
|12. Totals ..|            0 |            0 |       20,244 |           0 |
 ------------------------------------------------------------------------





 -----------------------------------------------------------------------------------------------------------------------------------
|             |            Total Losses and             |      Loss and Loss Expense Percentage      |      Discount for Time      |
|             |         Loss Expenses Incurred          |         (Incurred/Premiums Earned)         |       Value of Money        |
|             |-----------------------------------------|--------------------------------------------|-----------------------------|
|             |     25      |     26      |     27      |      28      |      29      |      30      |      31      |      32      |
|             |   Direct    |             |             |    Direct    |              |              |              |     Loss     |
|             | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |   Expense    |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |              |
| 1.  Prior ..|    X X X X  |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |            0 |
| 2.  1984....|           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |            0 |            0 |
| 3.  1985....|           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |            0 |            0 |
| 4.  1986....|           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |            0 |            0 |
| 5.  1987....|           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |            0 |            0 |
| 6.  1988....|      16,133 |          91 |      16,042 |         82.1 |         27.0 |         83.1 |            0 |            0 |
| 7.  1989....|      12,706 |          24 |      12,682 |         86.7 |         19.7 |         87.3 |            0 |            0 |
| 8.  1990....|      12,066 |         212 |      11,855 |         97.4 |        335.9 |         96.2 |            0 |            0 |
| 9.  1991....|       9,630 |          43 |       9,587 |         96.5 |         62.8 |         96.7 |            0 |            0 |
|10.  1992....|       5,138 |           3 |       5,134 |        109.7 |          8.7 |        110.5 |            0 |            0 |
|11.  1993....|      10,048 |           1 |      10,048 |         77.4 |     64,200.0 |         77.4 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X   |   X X X X   |   X X X X   |    X X X X   |    X X X X   |    X X X X   |            0 |            0 |
 -----------------------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

 ----------------------------------------------------------
|             |              |  Net Balance Sheet Reserves |
|             |      33      |        After Discount       |
|             |Inter-Company |-----------------------------|
|             |   Pooling    |      34      |      35      |
|             |Participation |    Losses    |Loss Expenses |
|             |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1.  Prior ..|    X X X X   |            0 |            0 |
| 2.  1984....|          0.0 |            0 |            0 |
| 3.  1985....|          0.0 |            0 |            0 |
| 4.  1986....|          0.0 |            0 |            0 |
| 5.  1987....|          0.0 |            0 |            0 |
| 6.  1988....|          0.0 |        2,423 |            0 |
| 7.  1989....|          0.0 |        2,324 |            0 |
| 8.  1990....|          0.0 |        1,369 |            0 |
| 9.  1991....|          0.0 |        2,222 |            0 |
|10.  1992....|          0.0 |        2,214 |            0 |
|11.  1993....|          0.0 |        9,692 |            0 |
|-------------|--------------|--------------|--------------|
|12. Totals ..|    X X X X   |       20,244 |            0 |
 ----------------------------------------------------------

 Page #             77

Form 2

                      CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNITED STATES FIDELITY AND GUARANTY COMPANY AND ITS AFFILIATED FIRE AND CASUALTY INSURERS


                             SCHEDULE P - PART 1N - REINSURANCE A

                             (000 omitted)
 -----------------------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |                                     Loss and Loss Expense Payments
|             |-----------------------------------------|---------------------------------------------------------------------------
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |      9       |
|    Which    |             |             |             |                             |        Expense Payments     |              |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|   Salvage    |
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |     and      |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              | Subrogation  |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |   Received   |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |              |
| 1. 1988.....|      34,707 |       1,738 |      32,968 |       11,192 |          949 |          352 |           85 |            0 |
| 2. 1989.....|      25,922 |       2,056 |      23,866 |       13,312 |        1,855 |          408 |         (188)|            0 |
| 3. 1990.....|      79,740 |      60,145 |      19,595 |       51,100 |       42,042 |          894 |           85 |            0 |
| 4. 1991.....|      60,073 |      34,454 |      25,619 |       23,017 |       17,964 |          342 |          (67)|            0 |
| 5. 1992.....|      56,589 |      10,089 |      46,500 |       18,738 |       16,671 |          207 |          133 |            0 |
| 6. 1993.....|      61,844 |      10,382 |      51,462 |        2,250 |        1,179 |           27 |           14 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
| 7. Totals ..|   X X X X   |    X X X X  |    X X X X  |      119,609 |       80,659 |        2,230 |           64 |            0 |
 -----------------------------------------------------------------------------------------------------------------------------------
 NOTE:  Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

 ----------------------------------------------------------
|      1      |             |              |
|             -----------------------------|              |
|    Years    |     10      |      11      |      12      |
|    Which    |             |              |  Number of   |
|Premiums Were Unallocated  |    Total     |    Claims    |
|  Earned and |    Loss     |   Net Paid   |  Reported -  |
| Losses Were |  Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |  Payments   |  - 8 + 10)   |   Assumed    |
|-------------|-------------|--------------|--------------|
|             |             |              |              |
| 1. 1988.....|           0 |       10,510 |    X X X X   |
| 2. 1989.....|           0 |       12,053 |    X X X X   |
| 3. 1990.....|           0 |        9,867 |    X X X X   |
| 4. 1991.....|           0 |        5,463 |    X X X X   |
| 5. 1992.....|           0 |        2,140 |    X X X X   |
| 6. 1993.....|           0 |        1,084 |    X X X X   |
|-------------|-------------|--------------|--------------|
| 7. Totals ..|           0 |       41,117 |    X X X X   |
 ----------------------------------------------------------




 -----------------------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid              |
|             |--------------------------------------------------------|-----------------------------------------------------------|
|             |         Case Basis        |        Bulk + IBNR         |          Case Basis         |         Bulk + IBNR         |
|             |---------------------------|----------------------------|-----------------------------|-----------------------------|
|             |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20      |
|             |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |              |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |              |
| 1. 1988.....|       1,565 |          12 |       3,620 |            9 |            0 |            0 |            0 |            0 |
| 2. 1989.....|       2,390 |           9 |       4,962 |           21 |            0 |            0 |            0 |            0 |
| 3. 1990.....|         750 |          62 |       5,093 |           19 |            0 |            0 |            0 |            0 |
| 4. 1991.....|       3,339 |       1,251 |       7,005 |           89 |            0 |            0 |            0 |            0 |
| 5. 1992.....|       7,930 |       2,667 |      23,659 |        5,115 |            0 |            0 |            0 |            0 |
| 6. 1993.....|       4,360 |         898 |      44,093 |        9,120 |            0 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
| 7. Totals ..|      20,335 |       4,899 |      88,432 |       14,373 |            0 |            0 |            0 |            0 |
 -----------------------------------------------------------------------------------------------------------------------------------


 -----------------------------------------------------------------------  -
|             |              |              |              |             | |
|             |      21      |      22      |      23      |     24      | |
|             |              |              |              |  Number of  | |
|             |   Salvage    | Unallocated  |    Total     |   Claims    | |
|             |     and      |     Loss     |  Net Losses  |Outstanding -| |
|             | Subrogation  |   Expense    | and Expenses | Direct and  | |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   | |
|-------------|--------------|--------------|--------------|-------------| |
|             |              |              |              |             | |
| 1. 1988.....|            0 |            0 |        5,163 |    X X X X  | |
| 2. 1989.....|            0 |            0 |        7,323 |    X X X X  | |
| 3. 1990.....|            0 |            0 |        5,763 |    X X X X  | |
| 4. 1991.....|            0 |            0 |        9,004 |    X X X X  | |
| 5. 1992.....|            0 |            0 |       23,807 |    X X X X  | |
| 6. 1993.....|            0 |            0 |       38,435 |    X X X X  | |
|-------------|--------------|--------------|--------------|-------------| |
| 7. Totals ..|            0 |            0 |       89,495 |    X X X X  | |
 -----------------------------------------------------------------------  -






 -----------------------------------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |      Loss and Loss Expense Percentage      |      Discount for Time      |
|             |          Loss Expenses Incurred         |         (Incurred/Premiums Earned)         |       Value of Money        |
|             |-----------------------------------------|--------------------------------------------|-----------------------------|
|             |     25      |     26      |     27      |      28      |      29      |      30      |      31      |      32      |
|             |             |             |             |              |              |              |              |              |
|             |   Direct    |             |             |    Direct    |              |              |              |     Loss     |
|             | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |   Expense    |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |              |
| 1. 1988.....|      16,729 |       1,056 |      15,673 |         48.2 |         60.8 |         47.5 |            0 |            0 |
| 2. 1989.....|      21,073 |       1,697 |      19,376 |         81.3 |         82.5 |         81.2 |            0 |            0 |
| 3. 1990.....|      57,837 |      42,207 |      15,630 |         72.5 |         70.2 |         79.8 |            0 |            0 |
| 4. 1991.....|      33,704 |      19,237 |      14,467 |         56.1 |         55.8 |         56.5 |            0 |            0 |
| 5. 1992.....|      50,534 |      24,586 |      25,948 |         89.3 |        243.7 |         55.8 |            0 |            0 |
| 6. 1993.....|      50,730 |      11,211 |      39,519 |         82.0 |        108.0 |         76.8 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
| 7. Totals ..|    X X X X  |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |            0 |
 -----------------------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

 ----------------------------------------------------------
|             |              |  Net Balance Sheet Reserves |
|             |      33      |        After Discount       |
|             |              |-----------------------------|
|             |Inter-Company |      34      |      35      |
|             |   Pooling    |              |              |
|             |Participation |    Losses    |Loss Expenses |
|             |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. 1988.....|          0.0 |        5,163 |            0 |
| 2. 1989.....|          0.0 |        7,323 |            0 |
| 3. 1990.....|          0.0 |        5,763 |            0 |
| 4. 1991.....|          0.0 |        9,004 |            0 |
| 5. 1992.....|          0.0 |       23,807 |            0 |
| 6. 1993.....|          0.0 |       38,435 |            0 |
|-------------|--------------|--------------|--------------|
| 7. Totals ..|    X X X X   |       89,495 |            0 |
 ----------------------------------------------------------





                             SCHEDULE P - PART 1O - REINSURANCE B

                                                                               (000 Omitted)
 -----------------------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |                                     Loss and Loss Expense Payments
|             |-----------------------------------------|---------------------------------------------------------------------------
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |      9       |
|    Which    |             |             |             |                             |        Expense Payments     |              |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|   Salvage    |
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |     and      |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              | Subrogation  |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |   Received   |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |              |
| 1. 1988.....|     155,207 |     139,405 |      15,802 |       85,207 |       79,623 |        1,062 |          170 |            0 |
| 2. 1989.....|     443,293 |     419,913 |      23,380 |      215,551 |      204,195 |        2,501 |           85 |            0 |
| 3. 1990.....|     321,700 |     308,404 |      13,296 |      154,278 |      148,785 |        1,919 |          339 |            0 |
| 4. 1991.....|     150,161 |     142,532 |       7,629 |       53,613 |       52,290 |          891 |          192 |            0 |
| 5. 1992.....|     193,065 |     175,005 |      18,060 |      163,272 |      152,991 |          159 |           85 |            0 |
| 6. 1993.....|     331,591 |     372,114 |     (40,523)|       70,423 |       70,177 |           87 |         (153)|            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
| 7. Totals ..|    X X X X  |    X X X X  |    X X X X  |      742,344 |      708,063 |        6,618 |          717 |            0 |
 -----------------------------------------------------------------------------------------------------------------------------------
 NOTE:  Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

 ----------------------------------------------------------
|      1      |                             |              |
|             |-----------------------------|              |
|    Years    |      10      |      11      |      12      |
|    Which    |              |              |  Number of   |
|Premiums Were| Unallocated  |    Total     |    Claims    |
|  Earned and |     Loss     |   Net Paid   |  Reported -  |
| Losses Were |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. 1988.....|            0 |        6,476 |    X X X X   |
| 2. 1989.....|            0 |       13,773 |    X X X X   |
| 3. 1990.....|            0 |        7,073 |    X X X X   |
| 4. 1991.....|            0 |        2,022 |    X X X X   |
| 5. 1992.....|            0 |       10,354 |    X X X X   |
| 6. 1993.....|            0 |          485 |    X X X X   |
|-------------|--------------|--------------|--------------|
| 7. Totals ..|            0 |       40,182 |    X X X X   |
 ----------------------------------------------------------








 -----------------------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid              |
|             |--------------------------------------------------------|-----------------------------------------------------------|
|             |         Case Basis        |        Bulk + IBNR         |          Case Basis         |         Bulk + IBNR         |
|             |---------------------------|----------------------------|-----------------------------|-----------------------------|
|             |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20      |
|             |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |              |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |              |
| 1. 1988.....|      83,758 |      82,826 |       1,993 |          178 |            0 |            0 |            0 |            0 |
| 2. 1989.....|      91,770 |      90,023 |       2,567 |          404 |            0 |            0 |            0 |            0 |
| 3. 1990.....|      98,743 |      98,458 |       2,174 |          352 |            0 |            0 |            0 |            0 |
| 4. 1991.....|       9,386 |       8,451 |      21,415 |       17,374 |            0 |            0 |            0 |            0 |
| 5. 1992.....|      25,975 |      23,950 |      13,647 |        4,960 |            0 |            0 |            0 |            0 |
| 6. 1993.....|      26,450 |      23,957 |      27,645 |       17,955 |            0 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
| 7. Totals ..|     336,082 |     327,666 |      69,442 |       41,224 |            0 |            0 |            0 |            0 |
 -----------------------------------------------------------------------------------------------------------------------------------


 ------------------------------------------------------------------------
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expense    | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. 1988.....|            0 |            0 |        2,746 |    X X X X  |
| 2. 1989.....|            0 |            0 |        3,910 |    X X X X  |
| 3. 1990.....|            0 |            0 |        2,107 |    X X X X  |
| 4. 1991.....|            0 |            0 |        4,976 |    X X X X  |
| 5. 1992.....|            0 |            0 |       10,711 |    X X X X  |
| 6. 1993.....|            0 |            0 |       12,183 |    X X X X  |
|-------------|--------------|--------------|--------------|-------------|
| 7. Totals ..|            0 |            0 |       36,634 |    X X X X  |
 ------------------------------------------------------------------------




 -----------------------------------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |      Loss and Loss Expense Percentage      |      Discount for Time      |
|             |          Loss Expenses Incurred         |         (Incurred/Premiums Earned)         |       Value of Money        |
|             |-----------------------------------------|--------------------------------------------|-----------------------------|
|             |     25      |     26      |     27      |      28      |      29      |      30      |      31      |      32      |
|             |             |             |             |              |              |              |              |              |
|             |   Direct    |             |             |    Direct    |              |              |              |     Loss     |
|             | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |   Expense    |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |              |
| 1. 1988.....|     172,019 |     162,797 |       9,222 |        110.8 |        116.8 |         58.4 |            0 |            0 |
| 2. 1989.....|     312,389 |     294,707 |      17,682 |         70.5 |         70.2 |         75.6 |            0 |            0 |
| 3. 1990.....|     257,115 |     247,935 |       9,180 |         79.9 |         80.4 |         69.0 |            0 |            0 |
| 4. 1991.....|      85,305 |      78,307 |       6,998 |         56.8 |         54.9 |         91.7 |            0 |            0 |
| 5. 1992.....|     203,053 |     181,987 |      21,065 |        105.2 |        104.0 |        116.6 |            0 |            0 |
| 6. 1993.....|     124,605 |     111,937 |      12,668 |         37.6 |         30.1 |        (31.3)|            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
| 7. Totals ..|    X X X X  |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |            0 |
 -----------------------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

 ----------------------------------------------------------
|             |              |  Net Balance Sheet Reserves |
|             |      33      |        After Discount       |
|             |              |-----------------------------|
|             |Inter-Company |      34      |      35      |
|             |   Pooling    |              |              |
|             |Participation |    Losses    |Loss Expenses |
|             |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. 1988.....|          0.0 |        2,746 |            0 |
| 2. 1989.....|          0.0 |        3,910 |            0 |
| 3. 1990.....|          0.0 |        2,107 |            0 |
| 4. 1991.....|          0.0 |        4,976 |            0 |
| 5. 1992.....|          0.0 |       10,711 |            0 |
| 6. 1993.....|          0.0 |       12,183 |            0 |
|-------------|--------------|--------------|--------------|
| 7. Totals ..|    X X X X   |       36,634 |            0 |
 ----------------------------------------------------------

 Page #             78

Form 2

                       CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNITED STATES FIDELITY AND GUARANTY COMPANY AND ITS AFFILIATED FIRE AND CASUALTY INSURERS

                       SCHEDULE P - PART 1P - REINSURANCE C

                       (OOO omitted)


 -----------------------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |                                     Loss and Loss Expense Payments
|             |-----------------------------------------|---------------------------------------------------------------------------
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |      9       |
|    Which    |             |             |             |                             |        Expense Payments     |              |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|   Salvage    |
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |     and      |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              | Subrogation  |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |   Received   |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |              |
| 1. 1988.....|       1,548 |          (3)|       1,551 |          394 |            0 |            7 |            0 |            0 |
| 2. 1989.....|       1,673 |           0 |       1,673 |            0 |            0 |            0 |            0 |            0 |
| 3. 1990.....|         365 |         330 |          35 |            0 |            0 |            0 |            0 |            0 |
| 4. 1991.....|       1,068 |       1,068 |           0 |            0 |            0 |            0 |            0 |            0 |
| 5. 1992.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0 |
| 6. 1993.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
| 7. Totals ..|   X X X X   |    X X X X  |    X X X X  |          394 |            0 |            7 |            0 |            0 |
 -----------------------------------------------------------------------------------------------------------------------------------
 NOTE:  Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

 ----------------------------------------------------------
|      1      |                             |              |
|             |-----------------------------|              |
|    Years    |      10      |      11      |      12      |
|    Which    |              |              |  Number of   |
|Premiums Were| Unallocated  |    Total     |    Claims    |
|  Earned and |     Loss     |   Net Paid   |  Reported -  |
| Losses Were |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. 1988.....|            0 |          401 |    X X X X   |
| 2. 1989.....|            0 |            0 |    X X X X   |
| 3. 1990.....|            0 |            0 |    X X X X   |
| 4. 1991.....|            0 |            0 |    X X X X   |
| 5. 1992.....|            0 |            0 |    X X X X   |
| 6. 1993.....|            0 |            0 |    X X X X   |
|-------------|--------------|--------------|--------------|
| 7. Totals ..|            0 |          401 |    X X X X   |
 ----------------------------------------------------------



 -----------------------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid              |
|             |--------------------------------------------------------|-----------------------------------------------------------|
|             |         Case Basis        |        Bulk + IBNR         |          Case Basis         |         Bulk + IBNR         |
|             |---------------------------|----------------------------|-----------------------------|-----------------------------|
|             |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20      |
|             |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |              |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |              |
| 1. 1988.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0 |
| 2. 1989.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0 |
| 3. 1990.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0 |
| 4. 1991.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0 |
| 5. 1992.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0 |
| 6. 1993.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
| 7. Totals ..|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0 |
 -----------------------------------------------------------------------------------------------------------------------------------


 ------------------------------------------------------------------------
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expense    | and Expenses | Direct and  |
|             | Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. 1988.....|            0 |            0 |            0 |    X X X X  |
| 2. 1989.....|            0 |            0 |            0 |    X X X X  |
| 3. 1990.....|            0 |            0 |            0 |    X X X X  |
| 4. 1991.....|            0 |            0 |            0 |    X X X X  |
| 5. 1992.....|            0 |            0 |            0 |    X X X X  |
| 6. 1993.....|            0 |            0 |            0 |    X X X X  |
|-------------|--------------|--------------|--------------|-------------|
| 7. Totals ..|            0 |            0 |            0 |    X X X X  |
 ------------------------------------------------------------------------



 -----------------------------------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |      Loss and Loss Expense Percentage      |      Discount for Time      |
|             |          Loss Expenses Incurred         |         (Incurred/Premiums Earned)         |       Value of Money        |
|             |-----------------------------------------|--------------------------------------------|-----------------------------|
|             |     25      |     26      |     27      |      28      |      29      |      30      |      31      |      32      |
|             |             |             |             |              |              |              |              |              |
|             |   Direct    |             |             |    Direct    |              |              |              |     Loss     |
|             | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |   Expense    |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |              |
| 1. 1988.....|         401 |           0 |         401 |         25.9 |          0.0 |         25.8 |            0 |            0 |
| 2. 1989.....|           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |            0 |            0 |
| 3. 1990.....|           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |            0 |            0 |
| 4. 1991.....|           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |            0 |            0 |
| 5. 1992.....|           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |            0 |            0 |
| 6. 1993.....|           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
| 7. Totals ..|    X X X X  |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |            0 |
 -----------------------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

 ----------------------------------------------------------
|             |              |  Net Balance Sheet Reserves |
|             |      33      |        After Discount       |
|             |              |-----------------------------|
|             |Inter-Company |      34      |      35      |
|             |   Pooling    |              |              |
|             |Participation |    Losses    |Loss Expenses |
|             |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. 1988.....|          0.0 |            0 |            0 |
| 2. 1989.....|          0.0 |            0 |            0 |
| 3. 1990.....|          0.0 |            0 |            0 |
| 4. 1991.....|          0.0 |            0 |            0 |
| 5. 1992.....|          0.0 |            0 |            0 |
| 6. 1993.....|          0.0 |            0 |            0 |
|-------------|--------------|--------------|--------------|
| 7. Totals ..|    X X X X   |            0 |            0 |
 ----------------------------------------------------------





                       SCHEDULE P - PART 1Q - REINSURANCE D

                       (OOO omitted)

 -----------------------------------------------------------------------------------------------------------------------------------
|      1      |             Premiums Earned             |                                     Loss and Loss Expense Payments
|             |-----------------------------------------|---------------------------------------------------------------------------
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |      9       |
|    Which    |             |             |             |                             |        Expense Payments     |              |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|   Salvage    |
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |     and      |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              | Subrogation  |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |   Received   |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |              |
| 1. Prior ...|   X X X X   |   X X X X   |   X X X X   |            0 |            0 |            0 |            0 |            0 |
| 2. 1984.....|       2,162 |       1,685 |         477 |     (108,463)|     (111,318)|           73 |           28 |            0 |
| 3. 1985.....|      48,980 |      27,823 |      21,157 |       26,546 |        8,386 |          284 |          (34)|            0 |
| 4. 1986.....|     101,003 |      61,408 |      39,595 |       53,924 |       25,703 |          681 |          221 |            0 |
| 5. 1987.....|      49,262 |       5,704 |      43,558 |       32,938 |        4,128 |          850 |         (169)|            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
| 6. Totals ..|    X X X X  |    X X X X  |    X X X X  |        4,947 |      (73,101)|        1,889 |           46 |            0 |
 -----------------------------------------------------------------------------------------------------------------------------------
 NOTE:  For "prior," report amounts paid or received in current year only.
        Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

 ----------------------------------------------------------
|      1      |                             |              |
|             |-----------------------------|              |
|    Years    |      10      |      11      |      12      |
|    Which    |              |              |  Number of   |
|Premiums Were| Unallocated  |    Total     |    Claims    |
|  Earned and |     Loss     |   Net Paid   |  Reported -  |
| Losses Were |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. Prior ...|            0 |            0 |    X X X X   |
| 2. 1984.....|            0 |        2,901 |    X X X X   |
| 3. 1985.....|            0 |       18,478 |    X X X X   |
| 4. 1986.....|            0 |       28,682 |    X X X X   |
| 5. 1987.....|            0 |       29,830 |    X X X X   |
|-------------|--------------|--------------|--------------|
| 6. Totals ..|            0 |       79,890 |    X X X X   |
 ----------------------------------------------------------






 -----------------------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid              |
|             |--------------------------------------------------------|-----------------------------------------------------------|
|             |         Case Basis        |        Bulk + IBNR         |          Case Basis         |         Bulk + IBNR         |
|             |---------------------------|----------------------------|-----------------------------|-----------------------------|
|             |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20      |
|             |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |              |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |              |
| 1. Prior ...|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0 |
| 2. 1984.....|           0 |           0 |     125,334 |      125,334 |            0 |            0 |            0 |            0 |
| 3. 1985.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0 |
| 4. 1986.....|         463 |           0 |         442 |            0 |            0 |            0 |            0 |            0 |
| 5. 1987.....|       1,429 |           6 |       2,492 |            0 |            0 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
| 6. Totals ..|       1,892 |           6 |     128,268 |      125,334 |            0 |            0 |            0 |            0 |
 -----------------------------------------------------------------------------------------------------------------------------------


 -------------- ----------------------------------------------------------
|             |               |              |              |             |
|             |       21      |      22      |      23      |     24      |
|             |               |              |              |  Number of  |
|             |    Salvage    | Unallocated  |    Total     |   Claims    |
|             |      and      |     Loss     |  Net Losses  |Outstanding -|
|             |  Subrogation  |   Expense    | and Expenses | Direct and  |
|             |  Anticipated  |    Unpaid    |    Unpaid    |   Assumed   |
|-------------| --------------|--------------|--------------|-------------|
|             |               |              |              |             |
| 1. Prior ...|             0 |            0 |            0 |    X X X X  |
| 2. 1984.....|             0 |            0 |            0 |    X X X X  |
| 3. 1985.....|             0 |            0 |            0 |    X X X X  |
| 4. 1986.....|             0 |            0 |          905 |    X X X X  |
| 5. 1987.....|             0 |            0 |        3,916 |    X X X X  |
|-------------| --------------|--------------|--------------|-------------|
| 6. Totals ..|             0 |            0 |        4,820 |    X X X X  |
 -------------- ----------------------------------------------------------




 -----------------------------------------------------------------------------------------------------------------------------------
|             |             Total Losses and            |      Loss and Loss Expense Percentage      |      Discount for Time      |
|             |          Loss Expenses Incurred         |         (Incurred/Premiums Earned)         |       Value of Money        |
|             |-----------------------------------------|--------------------------------------------|-----------------------------|
|             |     25      |     26      |     27      |      28      |      29      |      30      |      31      |      32      |
|             |             |             |             |              |              |              |              |              |
|             |   Direct    |             |             |    Direct    |              |              |              |     Loss     |
|             | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |   Expense    |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |              |
| 1. Prior ...|   X X X X   |   X X X X   |   X X X X   |   X X X X    |   X X X X    |   X X X X    |            0 |            0 |
| 2. 1984.....|      16,945 |      14,044 |       2,901 |        783.9 |        833.5 |        608.7 |            0 |            0 |
| 3. 1985.....|      26,830 |       8,353 |      18,478 |         54.8 |         30.0 |         87.3 |            0 |            0 |
| 4. 1986.....|      55,510 |      25,924 |      29,586 |         55.0 |         42.2 |         74.7 |            0 |            0 |
| 5. 1987.....|      37,710 |       3,965 |      33,746 |         76.6 |         69.5 |         77.5 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
| 6. Totals ..|    X X X X  |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |            0 |
 -----------------------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

 ----------------------------------------------------------
|             |              |  Net Balance Sheet Reserves |
|             |      33      |        After Discount       |
|             |              |-----------------------------|
|             |Inter-Company |      34      |      35      |
|             |   Pooling    |              |              |
|             |Participation |    Losses    |Loss Expenses |
|             |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. Prior ...|          0.0 |            0 |            0 |
| 2. 1984.....|          0.0 |            0 |            0 |
| 3. 1985.....|          0.0 |            0 |            0 |
| 4. 1986.....|          0.0 |          905 |            0 |
| 5. 1987.....|          0.0 |        3,916 |            0 |
|-------------|--------------|--------------|--------------|
| 6. Totals ..|    X X X X   |        4,820 |            0 |
 ----------------------------------------------------------


       Page #       79

Form 2

                       CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNITED STATES FIDELITY AND GUARANTY COMPANY AND ITS AFFILIATED FIRE AND CASUALTY INSURERS


           SCHEDULE P - PART 1R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE


           (000 omitted)
 -----------------------------------------------------------------------------------------------------------------------------------
|             |             Premiums Earned             |                                     Loss and Loss Expense Payments
|      1      |-----------------------------------------|---------------------------------------------------------------------------
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |      9       |
|   in Which  |             |             |             |                             |        Expense Payments     |              |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|   Salvage    |
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |     and      |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              | Subrogation  |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |   Received   |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |              |
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |        3,805 |           12 |           27 |           51 |          141 |
| 2. 1984.....|      17,934 |       3,056 |      14,878 |       17,736 |          865 |        8,817 |          455 |          758 |
| 3. 1985.....|      29,241 |       6,615 |      22,626 |       17,506 |        1,978 |        9,345 |          627 |          747 |
| 4. 1986.....|      58,624 |      17,080 |      41,544 |       17,987 |        2,286 |        9,340 |          861 |          303 |
| 5. 1987.....|      69,307 |      20,533 |      48,774 |       21,913 |        7,039 |       11,590 |        2,508 |          919 |
| 6. 1988.....|      45,670 |      15,513 |      30,157 |       11,747 |        1,979 |        5,932 |          598 |          373 |
| 7. 1989.....|      29,430 |      10,438 |      18,992 |       10,716 |        2,913 |        5,154 |        1,449 |          212 |
| 8. 1990.....|      24,424 |       8,559 |      15,864 |        4,464 |        1,119 |        1,922 |          483 |           41 |
| 9. 1991.....|      17,168 |       5,206 |      11,962 |        3,985 |          954 |        1,630 |          415 |           23 |
|10. 1992.....|      12,044 |       3,459 |       8,585 |          500 |          155 |          269 |           55 |            3 |
|11. 1993.....|      11,626 |       5,243 |       6,382 |        1,178 |           49 |           96 |            8 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |      111,538 |       19,350 |       54,122 |        7,510 |        3,521 |
 -----------------------------------------------------------------------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

 ----------------------------------------------------------
|             |                             |              |
|      1      |-----------------------------|      12      |
|    Years    |      10      |      11      |              |
|   in Which  |              |              |  Number of   |
|Premiums Were| Unallocated  |    Total     |    Claims    |
|  Earned and |     Loss     |   Net Paid   |  Reported -  |
| Losses Were |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. Prior ...|          595 |        4,363 |   X X X X    |
| 2. 1984.....|        1,412 |       26,645 |        1,470 |
| 3. 1985.....|        1,272 |       25,518 |        1,518 |
| 4. 1986.....|        1,154 |       25,333 |        1,397 |
| 5. 1987.....|        1,237 |       25,192 |        1,197 |
| 6. 1988.....|          806 |       15,908 |          891 |
| 7. 1989.....|          567 |       12,075 |          987 |
| 8. 1990.....|          501 |        5,286 |          965 |
| 9. 1991.....|          507 |        4,753 |          589 |
|10. 1992.....|          568 |        1,127 |          403 |
|11. 1993.....|          168 |        1,386 |          187 |
|-------------|--------------|--------------|--------------|
|12. Totals ..|        8,787 |      147,587 |   X X X X    |
 ----------------------------------------------------------



 -----------------------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid              |
|             |--------------------------------------------------------|-----------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk + IBNR        |
|             |---------------------------|----------------------------|-----------------------------|-----------------------------|
|             |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20      |
|             |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |              |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |              |
| 1. Prior ...|      14,090 |         104 |       7,993 |           18 |            0 |            0 |       21,834 |           14 |
| 2. 1984.....|       1,943 |          21 |       1,351 |           11 |            0 |            0 |        1,578 |            3 |
| 3. 1985.....|         977 |         175 |       1,936 |           26 |            0 |            0 |        1,563 |           20 |
| 4. 1986.....|       1,792 |         118 |       2,214 |           20 |            0 |            0 |        2,097 |           16 |
| 5. 1987.....|       2,696 |          72 |       2,843 |           10 |            0 |            0 |        2,756 |            8 |
| 6. 1988.....|       3,738 |         339 |       2,558 |           30 |            0 |            0 |        2,542 |           48 |
| 7. 1989.....|       2,869 |       1,062 |       2,029 |           65 |            0 |            0 |        1,724 |          143 |
| 8. 1990.....|       4,456 |       1,628 |       2,322 |           82 |            0 |            0 |        1,947 |          155 |
| 9. 1991.....|       4,854 |       1,528 |       2,743 |          115 |            0 |            0 |        2,280 |          151 |
|10. 1992.....|       2,312 |         624 |       3,102 |           92 |            0 |            0 |        1,523 |           50 |
|11. 1993.....|       1,293 |         753 |       3,165 |          266 |            0 |            0 |        3,426 |          839 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|12. Totals ..|      41,019 |       6,423 |      32,256 |          734 |            0 |            0 |       43,268 |        1,447 |
 -----------------------------------------------------------------------------------------------------------------------------------


 ------------------------------------------------------------------------
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expenses   | and Expenses |   Direct    |
|             | Anticipated  |    Unpaid    |    Unpaid    | and Assumed |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. Prior ...|         (143)|        3,066 |       46,847 |         235 |
| 2. 1984.....|          (43)|          402 |        5,239 |          47 |
| 3. 1985.....|          (58)|          289 |        4,543 |          44 |
| 4. 1986.....|          (68)|          510 |        6,460 |          77 |
| 5. 1987.....|          (79)|          577 |        8,782 |          91 |
| 6. 1988.....|          (71)|          491 |        8,913 |          61 |
| 7. 1989.....|          (46)|          181 |        5,533 |          42 |
| 8. 1990.....|          (41)|          271 |        7,132 |          56 |
| 9. 1991.....|          (59)|          402 |        8,484 |          81 |
|10. 1992.....|          (48)|          281 |        6,451 |          62 |
|11. 1993.....|          (26)|           90 |        6,116 |          45 |
|-------------|--------------|--------------|--------------|-------------|
|12. Totals ..|         (682)|        6,562 |      114,500 |         841 |
 ------------------------------------------------------------------------



- ------------------------------------------------------------------------------------------------------------------------------------

|             |            Total Losses and             |      Loss and Loss Expense Percentage      |      Discount for Time      |
|             |         Loss Expenses Incurred          |         (Incurred/Premiums Earned)         |       Value of Money        |
|             |-----------------------------------------|--------------------------------------------|-----------------------------|
|             |     25      |     26      |     27      |      28      |      29      |      30      |      31      |      32      |
|             |   Direct    |             |             |    Direct    |              |              |              |     Loss     |
|             | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |   Expense    |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |              |
| 1. Prior ...|    X X X X  |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |            0 |
| 2. 1984.....|      33,239 |       1,355 |      31,884 |        185.3 |         44.3 |        214.3 |            0 |            0 |
| 3. 1985.....|      32,887 |       2,825 |      30,062 |        112.5 |         42.7 |        132.9 |            0 |            0 |
| 4. 1986.....|      35,094 |       3,301 |      31,793 |         59.9 |         19.3 |         76.5 |            0 |            0 |
| 5. 1987.....|      43,612 |       9,638 |      33,974 |         62.9 |         46.9 |         69.7 |            0 |            0 |
| 6. 1988.....|      27,814 |       2,994 |      24,821 |         60.9 |         19.3 |         82.3 |            0 |            0 |
| 7. 1989.....|      23,239 |       5,631 |      17,608 |         79.0 |         54.0 |         92.7 |            0 |            0 |
| 8. 1990.....|      15,885 |       3,467 |      12,418 |         65.0 |         40.5 |         78.3 |            0 |            0 |
| 9. 1991.....|      16,400 |       3,163 |      13,237 |         95.5 |         60.8 |        110.7 |            0 |            0 |
|10. 1992.....|       8,554 |         976 |       7,578 |         71.0 |         28.2 |         88.3 |            0 |            0 |
|11. 1993.....|       9,417 |       1,915 |       7,502 |         81.0 |         36.5 |        117.5 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X   |   X X X X   |   X X X X   |    X X X X   |    X X X X   |    X X X X   |            0 |            0 |
 -----------------------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)


- -----------------------------------------------------------

|                            |  Net Balance Sheet Reserves |
|             |      33      |        After Discount       |
|             |Inter-Company |-----------------------------|
|             |   Pooling    |      34      |      35      |
|             |Participation |    Losses    |Loss Expenses |
|             |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. Prior ...|    X X X X   |       21,962 |       24,886 |
| 2. 1984.....|          0.0 |        3,262 |        1,977 |
| 3. 1985.....|          0.0 |        2,711 |        1,832 |
| 4. 1986.....|          0.0 |        3,868 |        2,592 |
| 5. 1987.....|          0.0 |        5,457 |        3,325 |
| 6. 1988.....|          0.0 |        5,927 |        2,985 |
| 7. 1989.....|          0.0 |        3,771 |        1,762 |
| 8. 1990.....|          0.0 |        5,068 |        2,063 |
| 9. 1991.....|          0.0 |        5,954 |        2,530 |
|10. 1992.....|          0.0 |        4,698 |        1,753 |
|11. 1993.....|          0.0 |        3,439 |        2,677 |
|-------------|--------------|--------------|--------------|
|12. Totals ..|    X X X X   |       66,117 |       48,383 |
 -------------|--------------------------------------------

       Page #       80

Form 2

                       CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNITED STATES FIDELITY AND GUARANTY COMPANY AND ITS AFFILIATED FIRE AND CASUALTY INSURERS

             SCHEDULE P - PART 1R - SECTION 2 - PRODUCTS LIABILITY -
                                                CLAIMS-MADE


             (000 omitted)
 -----------------------------------------------------------------------------------------------------------------------------------
|             |             Premiums Earned             |                                     Loss and Loss Expense Payments
|      1      |-----------------------------------------|---------------------------------------------------------------------------
|    Years    |      2      |      3      |      4      |         Loss Payments       |         Allocated Loss      |      9       |
|   in Which  |             |             |             |                             |        Expense Payments     |              |
|Premiums Were|             |             |             |-----------------------------|-----------------------------|   Salvage    |
|  Earned and |   Direct    |             |     Net     |      5       |      6       |      7       |      8       |     and      |
| Losses Were |     and     |    Ceded    |   (2 - 3)   |    Direct    |              |    Direct    |              | Subrogation  |
|   Incurred  |   Assumed   |             |             | and Assumed  |    Ceded     | and Assumed  |    Ceded     |   Received   |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |              |
      >
| 1. Prior ...|   X X X X   |    X X X X  |    X X X X  |            0 |            0 |            0 |            0 |            0 |
| 2. 1984.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0 |
| 3. 1985.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0 |
| 4. 1986.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0 |
| 5. 1987.....|          14 |           0 |          14 |            0 |            0 |            0 |            0 |            0 |
| 6. 1988.....|         234 |           0 |         234 |            6 |            0 |            7 |            0 |           (1)|
| 7. 1989.....|         310 |           0 |         310 |            9 |            0 |           10 |            0 |            0 |
| 8. 1990.....|         294 |           0 |         294 |           82 |            0 |          345 |            0 |            0 |
| 9. 1991.....|         285 |           0 |         285 |           94 |            0 |           72 |            0 |           (4)|
|10. 1992.....|         104 |           0 |         104 |            8 |            0 |           23 |            0 |           (1)|
|11. 1993.....|         118 |           0 |         118 |            0 |            0 |           20 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X   |    X X X X  |    X X X X  |          198 |            0 |          477 |            0 |           (5)|
 -----------------------------------------------------------------------------------------------------------------------------------
 Note: For "prior," report amounts paid or received in current year only.
       Report cumulative amounts paid or received for specific years. Report loss payments net of salvage and subrogation received.

 ----------------------------------------------------------
|             |                             |              |
|      1      |-----------------------------|      12      |
|    Years    |      10      |      11      |              |
|   in Which  |              |              |  Number of   |
|Premiums Were| Unallocated  |    Total     |    Claims    |
|  Earned and |     Loss     |   Net Paid   |  Reported -  |
| Losses Were |   Expense    |  (5 - 6 + 7  |  Direct and  |
|   Incurred  |   Payments   |  - 8 + 10)   |   Assumed    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. Prior ...|            0 |            0 |   X X X X    |
| 2. 1984.....|            0 |            0 |            0 |
| 3. 1985.....|            0 |            0 |            0 |
| 4. 1986.....|            0 |            0 |            0 |
| 5. 1987.....|            2 |            2 |            0 |
| 6. 1988.....|           11 |           24 |            6 |
| 7. 1989.....|           15 |           33 |            2 |
| 8. 1990.....|           40 |          466 |            8 |
| 9. 1991.....|           44 |          210 |           13 |
|10. 1992.....|          201 |          231 |            6 |
|11. 1993.....|            2 |           23 |           81 |
|-------------|--------------|--------------|--------------|
|12. Totals ..|          314 |          990 |   X X X X    |
 ----------------------------------------------------------





 -----------------------------------------------------------------------------------------------------------------------------------
|             |                      Losses Unpaid                     |               Allocated Loss Expenses Unpaid              |
|             |--------------------------------------------------------|-----------------------------------------------------------|
|             |          Case Basis       |          Bulk + IBNR       |          Case Basis         |          Bulk + IBNR        |
|             |---------------------------|----------------------------|-----------------------------|-----------------------------|
|             |     13      |     14      |     15      |      16      |      17      |      18      |      19      |      20      |
|             |   Direct    |             |   Direct    |              |    Direct    |              |    Direct    |              |
|             | and Assumed |    Ceded    | and Assumed |    Ceded     | and Assumed  |    Ceded     | and Assumed  |    Ceded     |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |              |
| 1. Prior ...|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0 |
| 2. 1984.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0 |
| 3. 1985.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0 |
| 4. 1986.....|           0 |           0 |           0 |            0 |            0 |            0 |            3 |            0 |
| 5. 1987.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0 |
| 6. 1988.....|           0 |           0 |           0 |            0 |            0 |            0 |            0 |            0 |
| 7. 1989.....|           0 |           0 |           0 |            0 |            0 |            0 |            2 |            0 |
| 8. 1990.....|           0 |           0 |           0 |            0 |            0 |            0 |           (0)|            0 |
| 9. 1991.....|           5 |           0 |           0 |            0 |            0 |            0 |           12 |            0 |
|10. 1992.....|           0 |           0 |           0 |            0 |            0 |            0 |          348 |            0 |
|11. 1993.....|         850 |           0 |           0 |            0 |            0 |            0 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|12. Totals ..|         855 |           0 |           0 |            0 |            0 |            0 |          365 |            0 |
 -----------------------------------------------------------------------------------------------------------------------------------


 ------------------------------------------------------------------------
|             |              |              |              |             |
|             |      21      |      22      |      23      |     24      |
|             |              |              |              |  Number of  |
|             |   Salvage    | Unallocated  |    Total     |   Claims    |
|             |     and      |     Loss     |  Net Losses  |Outstanding -|
|             | Subrogation  |   Expenses   | and Expenses |   Direct    |
|             | Anticipated  |    Unpaid    |    Unpaid    | and Assumed |
|-------------|--------------|--------------|--------------|-------------|
|             |              |              |              |             |
| 1. Prior ...|            0 |            0 |            0 |           0 |
| 2. 1984.....|            0 |            0 |            0 |           0 |
| 3. 1985.....|            0 |            0 |            0 |           0 |
| 4. 1986.....|            0 |            2 |            5 |           0 |
| 5. 1987.....|            0 |            0 |            0 |           0 |
| 6. 1988.....|            0 |            0 |            0 |           0 |
| 7. 1989.....|            0 |            0 |            2 |           0 |
| 8. 1990.....|            0 |            0 |           (0)|           0 |
| 9. 1991.....|            0 |            1 |           18 |           2 |
|10. 1992.....|            0 |          228 |          576 |           0 |
|11. 1993.....|            0 |            0 |          850 |          79 |
|-------------|--------------|--------------|--------------|-------------|
|12. Totals ..|            0 |          231 |        1,450 |          81 |
 ------------------------------------------------------------------------






 -----------------------------------------------------------------------------------------------------------------------------------
|             |            Total Losses and             |      Loss and Loss Expense Percentage      |      Discount for Time      |
|             |         Loss Expenses Incurred          |         (Incurred/Premiums Earned)         |       Value of Money        |
|             |-----------------------------------------|--------------------------------------------|-----------------------------|
|             |     25      |     26      |     27      |      28      |      29      |      30      |      31      |      32      |
|             |   Direct    |             |             |    Direct    |              |              |              |     Loss     |
|             | and Assumed |    Ceded    |     Net *   | and Assumed  |    Ceded     |     Net      |     Loss     |   Expense    |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|             |             |             |             |              |              |              |              |              |
| 1. Prior ...|    X X X X  |    X X X X  |    X X X X  |    X X X X   |    X X X X   |    X X X X   |            0 |            0 |
| 2. 1984.....|           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |            0 |            0 |
| 3. 1985.....|           0 |           0 |           0 |          0.0 |          0.0 |          0.0 |            0 |            0 |
| 4. 1986.....|           5 |           0 |           5 |          0.0 |          0.0 |          0.0 |            0 |            0 |
| 5. 1987.....|           2 |           0 |           2 |         12.9 |          0.0 |         12.9 |            0 |            0 |
| 6. 1988.....|          24 |           0 |          24 |         10.4 |          0.0 |         10.4 |            0 |            0 |
| 7. 1989.....|          35 |           0 |          35 |         11.2 |          0.0 |         11.2 |            0 |            0 |
| 8. 1990.....|         466 |           0 |         466 |        158.4 |          0.0 |        158.4 |            0 |            0 |
| 9. 1991.....|         228 |           0 |         228 |         80.1 |          0.0 |         80.1 |            0 |            0 |
|10. 1992.....|         807 |           0 |         807 |        778.2 |          0.0 |        778.2 |            0 |            0 |
|11. 1993.....|         873 |           0 |         873 |        741.1 |          0.0 |        741.1 |            0 |            0 |
|-------------|-------------|-------------|-------------|--------------|--------------|--------------|--------------|--------------|
|12. Totals ..|   X X X X   |   X X X X   |   X X X X   |    X X X X   |    X X X X   |    X X X X   |            0 |            0 |
 -----------------------------------------------------------------------------------------------------------------------------------
 *Net = (25 - 26) = (11 + 23)

 ----------------------------------------------------------
|             |              |  Net Balance Sheet Reserves |
|             |      33      |        After Discount       |
|             |Inter-Company |-----------------------------|
|             |   Pooling    |      34      |      35      |
|             |Participation |    Losses    |Loss Expenses |
|             |  Percentage  |    Unpaid    |    Unpaid    |
|-------------|--------------|--------------|--------------|
|             |              |              |              |
| 1. Prior ...|    X X X X   |            0 |            0 |
| 2. 1984.....|          0.0 |            0 |            0 |
| 3. 1985.....|          0.0 |            0 |            0 |
| 4. 1986.....|          0.0 |            0 |            5 |
| 5. 1987.....|          0.0 |            0 |            0 |
| 6. 1988.....|          0.0 |            0 |            0 |
| 7. 1989.....|          0.0 |            0 |            2 |
| 8. 1990.....|          0.0 |            0 |           (0)|
| 9. 1991.....|          0.0 |            5 |           13 |
|10. 1992.....|          0.0 |            0 |          576 |
|11. 1993.....|          0.0 |          850 |            0 |
|-------------|--------------|--------------|--------------|
|12. Totals ..|    X X X X   |          855 |          595 |
 ----------------------------------------------------------


 Page      81

Form 2

                       CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNITED STATES FIDELITY AND GUARANTY COMPANY AND ITS AFFILIATED FIRE AND CASUALTY INSURERS




                         SCHEDULE P - PART 2A - HOMEOWNERS/FARMOWNERS

 ------------------------------------------------------------------------------------------------------------------------
|         1         |                      Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
|                   |----------------------------------------------------------------------------------------------------
|   Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|     Incurred      |               |             |             |             |             |             |             |
|-------------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|
|                   |               |             |             |             |             |             |             |
                                                                                                                        |
|  1.   Prior ......|      20,853 * |      18,939 |      17,488 |      19,341 |      19,015 |      19,095 |      19,181 |
|  2.   1984........|     130,259   |     130,600 |     130,504 |     129,995 |     130,289 |     130,224 |     130,381 |
|  3.   1985........|   X X X X     |     163,293 |     161,780 |     163,183 |     163,943 |     163,699 |     163,870 |
|  4.   1986........|   X X X X     |   X X X X   |     150,891 |     140,466 |     141,188 |     141,094 |     140,779 |
|  5.   1987........|   X X X X     |   X X X X   |   X X X X   |     145,362 |     133,500 |     131,436 |     129,910 |
|  6.   1988........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |     136,735 |     127,851 |     127,629 |
|  7.   1989........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     161,136 |     152,034 |
|  8.   1990........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     148,750 |
|  9.   1991........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 ------------------------------------------------------------------------------------------------------------------------


 -----------------------------------------------------------------------------------------
|         1                                                   |       Development**       ||
|                    |----------------------------------------|---------------------------||
|   Years in Which   |     9      |     10      |     11      |     12      |     13      ||
|    Losses Were     |   1991     |    1992     |    1993     |  One Year   |  Two Year   ||
|     Incurred       |            |             |             |             |             ||
|--------------------|------------|-------------|-------------|-------------|-------------||
|                    |            |             |             |             |             ||
|  1.   Prior ...... |     19,114 |      19,087 |      19,067 |         (20)|         (47)||
|  2.   1984........ |    130,447 |     130,432 |     130,438 |           6 |          (9)||
|  3.   1985........ |    163,968 |     164,046 |     164,437 |         391 |         469 ||
|  4.   1986........ |    140,166 |     140,140 |     140,049 |         (91)|        (117)||
|  5.   1987........ |    126,780 |     126,913 |     126,790 |        (123)|          10 ||
|  6.   1988........ |    126,023 |     125,826 |     125,748 |         (78)|        (275)||
|  7.   1989........ |    150,820 |     151,861 |     151,951 |          90 |       1,131 ||
|  8.   1990........ |    139,518 |     140,024 |     140,055 |          31 |         537 ||
|  9.   1991........ |    177,601 |     165,548 |     165,009 |        (539)|     (12,592)||
| 10.   1992........ |  X X X X   |     193,601 |     181,168 |     (12,433)|   X X X X   ||
| 11.   1993........ |  X X X X   |   X X X X   |     110,806 |   X X X X   |   X X X X   ||
 ------------------------------------------------------------ |-------------|-------------|-
                                                  12. Totals  |     (12,766)|     (10,893)|
                                          -------------------------------------------------






            SCHEDULE P - PART 2B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL


 ------------------------------------------------------------------------------------------------------------------------
|         1         |                      Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
|                   |----------------------------------------------------------------------------------------------------
|   Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|     Incurred      |               |             |             |             |             |             |             |
 -------------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|
|  1.   Prior ......|     138,769 * |     151,900 |     150,026 |     154,209 |     159,279 |     159,648 |     159,575 |
|  2.   1984........|     262,701   |     282,722 |     294,679 |     297,308 |     300,574 |     304,915 |     305,530 |
|  3.   1985........|   X X X X     |     281,456 |     314,605 |     322,512 |     328,421 |     332,819 |     333,041 |
|  4.   1986........|   X X X X     |   X X X X   |     310,271 |     313,575 |     321,444 |     317,969 |     320,962 |
|  5.   1987........|   X X X X     |   X X X X   |   X X X X   |     301,420 |     306,677 |     308,344 |     308,884 |
|  6.   1988........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |     285,941 |     302,310 |     303,811 |
|  7.   1989........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     309,260 |     321,455 |
|  8.   1990........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     339,210 |
|  9.   1991........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 ------------------------------------------------------------------------------------------------------------------------




 -----------------------------------------------------------------------------------------
|         1                                                   |       Development**       |
|                     |---------------------------------------|---------------------------|
|   Years in Which    |    9      |     10      |     11      |     12      |     13      |
|    Losses Were      |  1991     |    1992     |    1993     |  One Year   |  Two Year   |
|     Incurred        |           |             |             |             |             |
|---------------------|-----------|-------------|-------------|-------------|-------------|
|  1.   Prior ......  |   163,860 |     165,350 |     171,538 |       6,188 |       7,678 |
|  2.   1984........  |   309,694 |     309,519 |     310,251 |         732 |         557 |
|  3.   1985........  |   332,261 |     337,846 |     334,839 |      (3,007)|       2,578 |
|  4.   1986........  |   320,731 |     325,471 |     323,967 |      (1,504)|       3,236 |
|  5.   1987........  |   304,696 |     308,511 |     309,930 |       1,419 |       5,234 |
|  6.   1988........  |   299,676 |     305,696 |     304,813 |        (883)|       5,137 |
|  7.   1989........  |   312,009 |     315,294 |     315,019 |        (275)|       3,010 |
|  8.   1990........  |   327,128 |     307,879 |     312,942 |       5,063 |     (14,186)|
|  9.   1991........  |   374,565 |     349,433 |     338,548 |     (10,885)|     (36,017)|
| 10.   1992........  | X X X X   |     272,009 |     265,017 |      (6,992)|   X X X X   |
| 11.   1993........  | X X X X   |   X X X X   |     235,858 |   X X X X   |   X X X X   |
  ------------------------------------------------------------|-------------|-------------|
                                                  12. Totals  |     (10,144)|     (22,773)|
                                          -------------------------------------------------







             SCHEDULE P - PART 2C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL


 ------------------------------------------------------------------------------------------------------------------------
|         1         |                      Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
|                   |----------------------------------------------------------------------------------------------------
|   Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|     Incurred      |               |             |             |             |             |             |             |
 -------------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|
|  1.   Prior ......|     166,509 * |     202,363 |     198,495 |     192,148 |     199,046 |     199,565 |     199,572 |
|  2.   1984........|     206,373   |     241,921 |     250,678 |     256,147 |     258,892 |     264,016 |     263,821 |
|  3.   1985........|   X X X X     |     262,315 |     299,226 |     303,712 |     312,550 |     323,355 |     329,849 |
|  4.   1986........|   X X X X     |   X X X X   |     344,128 |     333,515 |     315,451 |     302,275 |     320,045 |
|  5.   1987........|   X X X X     |   X X X X   |   X X X X   |     391,334 |     355,821 |     314,506 |     308,358 |
|  6.   1988........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |     283,122 |     291,544 |     301,662 |
|  7.   1989........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     302,863 |     269,923 |
|  8.   1990........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     272,448 |
|  9.   1991........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 ------------------------------------------------------------------------------------------------------------------------


 ----------------------------------------------------------------------------------------
|         1         |                                       |       Development**       |
|                   |---------------------------------------|---------------------------|
|   Years in Which  |    9      |     10      |     11      |     12      |     13      |
|    Losses Were    |  1991     |    1992     |    1993     |  One Year   |  Two Year   |
|     Incurred      |           |             |             |             |             |
 -------------------|-----------|-------------|-------------|-------------|-------------|
|  1.   Prior .....     204,005 |     207,166 |     206,277 |        (889)|       2,272 |
|  2.   1984.......     264,485 |     264,999 |     265,186 |         187 |         701 |
|  3.   1985.......     331,349 |     331,925 |     333,115 |       1,190 |       1,766 |
|  4.   1986.......     308,836 |     310,490 |     309,908 |        (582)|       1,072 |
|  5.   1987.......     303,308 |     302,538 |     305,408 |       2,870 |       2,100 |
|  6.   1988.......     286,355 |     285,382 |     284,706 |        (676)|      (1,649)|
|  7.   1989.......     282,409 |     279,507 |     274,040 |      (5,467)|      (8,369)|
|  8.   1990.......     282,049 |     267,172 |     259,560 |      (7,612)|     (22,489)|
|  9.   1991.......     263,709 |     247,952 |     228,224 |     (19,728)|     (35,485)|
| 10.   1992.......   X X X X   |     205,427 |     185,499 |     (19,928)|   X X X X   |
| 11.   1993.......   X X X X   |   X X X X   |     155,709 |   X X X X   |   X X X X   |
 -----------------------------------------------------------|-------------|-------------|
                                                12. Totals  |     (50,635)|     (60,081)|
                                                              ---------------------------





                       SCHEDULE P - PART 2D - WORKERS' COMPENSATION


 ------------------------------------------------------------------------------------------------------------------------
|         1         |                      Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
|                   |----------------------------------------------------------------------------------------------------
|   Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|     Incurred      |               |             |             |             |             |             |             |
 ------------------------------------------------------------------------------------------------------------------------
|  1.   Prior ......|     617,498 * |     652,737 |     670,984 |     719,649 |     781,762 |     840,479 |     865,365 |
|  2.   1984........|     370,864   |     412,572 |     420,400 |     431,681 |     451,254 |     465,521 |     475,693 |
|  3.   1985........|   X X X X     |     456,662 |     486,686 |     490,368 |     521,699 |     546,043 |     564,044 |
|  4.   1986........|   X X X X     |   X X X X   |     526,887 |     528,478 |     519,711 |     524,929 |     526,776 |
|  5.   1987........|   X X X X     |   X X X X   |   X X X X   |     505,533 |     499,516 |     500,958 |     525,304 |
|  6.   1988........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |     521,268 |     539,213 |     578,796 |
|  7.   1989........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     588,512 |     615,008 |
|  8.   1990........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     606,690 |
|  9.   1991........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 ------------------------------------------------------------------------------------------------------------------------


 ----------------------------------------------------------------------------------------
|         1         |                                         |       Development**       |
|                   |-----------------------------------------|---------------------------|
|   Years in Which  |      9      |     10      |     11      |     12      |     13      |
|    Losses Were    |    1991     |    1992     |    1993     |  One Year   |  Two Year   |
|     Incurred      |             |             |             |             |             |
 -------------------|-------------|-------------|-------------|-------------|-------------|
|  1.   Prior ......|     917,318 |     941,284 |   1,004,032 |      62,748 |      86,714 |
|  2.   1984........|     489,953 |     499,256 |     519,705 |      20,449 |      29,752 |
|  3.   1985........|     578,875 |     587,520 |     613,205 |      25,685 |      34,330 |
|  4.   1986........|     547,050 |     551,728 |     573,491 |      21,763 |      26,441 |
|  5.   1987........|     534,379 |     536,409 |     566,997 |      30,588 |      32,618 |
|  6.   1988........|     585,768 |     594,656 |     621,926 |      27,270 |      36,158 |
|  7.   1989........|     674,752 |     663,508 |     699,681 |      36,173 |      24,929 |
|  8.   1990........|     589,411 |     601,101 |     617,348 |      16,247 |      27,937 |
|  9.   1991........|     478,680 |     483,984 |     453,183 |     (30,801)|     (25,497)|
| 10.   1992........|   X X X X   |     317,061 |     298,582 |     (18,479)|   X X X X   |
| 11.   1993........|   X X X X   |   X X X X   |     154,703 |   X X X X   |   X X X X   |
 -------------------------------------------------------------|-------------|-------------|
                                                  12. Totals  |     191,643 |     273,382 |
                                                               ---------------------------


                       SCHEDULE P - PART 2E - COMMERCIAL MULTIPLE PERIL


 ------------------------------------------------------------------------------------------------------------------------
|         1         |                      Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
|                   |----------------------------------------------------------------------------------------------------
|   Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|     Incurred      |               |             |             |             |             |             |             |
 ------------------------------------------------------------------------------------------------------------------------
|  1.   Prior ......|     105,031 * |     109,421 |     116,787 |     125,541 |     129,627 |     127,979 |     139,929 |
|  2.   1984........|     134,759   |     147,885 |     152,560 |     154,828 |     161,827 |     163,022 |     162,920 |
|  3.   1985........|   X X X X     |     162,765 |     172,620 |     174,674 |     185,429 |     195,720 |     196,477 |
|  4.   1986........|   X X X X     |   X X X X   |     170,445 |     155,001 |     161,660 |     172,818 |     174,757 |
|  5.   1987........|   X X X X     |   X X X X   |   X X X X   |     169,796 |     146,449 |     152,706 |     182,449 |
|  6.   1988........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |     328,658 |     307,656 |     304,487 |
|  7.   1989........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     458,116 |     435,566 |
|  8.   1990........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     444,097 |
|  9.   1991........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 ------------------------------------------------------------------------------------------------------------------------

  *Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
 **Current year less first or second prior year, showing (redundant) or adverse.


 ----------------------------------------------------------------------------------------
|         1         |                                         |       Development**       |
|                   |-----------------------------------------|---------------------------|
|   Years in Which  |      9      |     10      |     11      |     12      |     13      |
|    Losses Were    |    1991     |    1992     |    1993     |  One Year   |  Two Year   |
|     Incurred      |             |             |             |             |             |
 -------------------|-------------|-------------|-------------|-------------|-------------|
|  1.   Prior ......|     142,370 |     142,075 |     145,798 |       3,723 |       3,428 |
|  2.   1984........|     165,323 |     164,469 |     165,117 |         648 |        (206)|
|  3.   1985........|     202,923 |     200,964 |     201,185 |         221 |      (1,738)|
|  4.   1986........|     179,701 |     183,294 |     184,509 |       1,215 |       4,808 |
|  5.   1987........|     183,979 |     192,505 |     193,336 |         831 |       9,357 |
|  6.   1988........|     303,271 |     312,866 |     312,959 |          93 |       9,688 |
|  7.   1989........|     420,114 |     404,101 |     414,981 |      10,880 |      (5,133)|
|  8.   1990........|     466,286 |     456,981 |     446,101 |     (10,880)|     (20,185)|
|  9.   1991........|     432,035 |     417,797 |     413,224 |      (4,573)|     (18,811)|
| 10.   1992........|   X X X X   |     417,018 |     383,326 |     (33,692)|   X X X X   |
| 11.   1993........|   X X X X   |   X X X X   |     376,986 |   X X X X   |   X X X X   |
 -------------------------------------------------------------|-------------|-------------|
                                                  12. Totals  |     (31,534)|     (18,792)|
                                                               ---------------------------

 Page      82

Form 2

                       CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNITED STATES FIDELITY AND GUARANTY COMPANY AND ITS AFFILIATED FIRE AND CASUALTY INSURERS



             SCHEDULE P - PART 2F - SECTION 1 - MEDICAL MALPRACTICE -
             OCCURRENCE
- -------------------------------------------------------------------------------------------------------------------------
|         1         |       Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
|                   |----------------------------------------------------------------------------------------------------
|   Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|     Incurred      |               |             |             |             |             |             |             |
|-------------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|
|                   |               |             |             |             |             |             |             |
                                                                                                                        |
|  1.   Prior       |      47,900 * |      60,821 |      59,128 |      63,267 |      67,621 |      69,457 |      71,925 |
|  2.   1984........|       9,965   |       9,994 |      10,764 |      16,714 |      20,225 |      18,594 |      16,514 |
|  3.   1985........|   X X X X     |      10,272 |      11,890 |       8,598 |       6,936 |       7,529 |       6,006 |
|  4.   1986........|   X X X X     |   X X X X   |         120 |           2 |           8 |          13 |           4 |
|  5.   1987........|   X X X X     |   X X X X   |   X X X X   |           7 |         123 |          15 |          17 |
|  6.   1988........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |         164 |          13 |          37 |
|  7.   1989........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |          10 |          20 |
|  8.   1990........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |          10 |
|  9.   1991........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 ------------------------------------------------------------------------------------------------------------------------



- ------------------------------------------------------------------------------------------
|         1                                                   |       Development**       |
|                   ------------------------------------------|---------------------------|
|   Years in Which   |     9      |     10      |     11      |     12      |     13      |
|    Losses Were     |   1991     |    1992     |    1993     |  One Year   |  Two Year   |
|     Incurred       |            |             |             |             |             |
|--------------------|------------|-------------|-------------|-------------|-------------|
|                    |            |             |             |             |             |
|  1.   Prior ...... |     70,045 |      69,037 |      73,823 |       4,786 |       3,778 |
|  2.   1984........ |     12,110 |      11,362 |      10,802 |        (560)|      (1,308)|
|  3.   1985........ |      5,202 |       4,754 |       5,158 |         404 |         (44)|
|  4.   1986........ |          4 |           4 |           4 |           0 |           0 |
|  5.   1987........ |         17 |          17 |          17 |           0 |           0 |
|  6.   1988........ |         38 |          43 |          43 |           0 |           5 |
|  7.   1989........ |         24 |          24 |          24 |           0 |           0 |
|  8.   1990........ |          0 |         356 |         358 |           2 |         358 |
|  9.   1991........ |          3 |           0 |          35 |          35 |          32 |
| 10.   1992........ |  X X X X   |           0 |           0 |           0 |   X X X X   |
| 11.   1993........ |  X X X X   |   X X X X   |           0 |   X X X X   |   X X X X   |
 -------------------------------------------------------------|-------------|-------------|
                                                  12. Totals  |       4,667 |       2,821 |
                                                                ---------------------------






             SCHEDULE P - PART 2F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE

- -------------------------------------------------------------------------------------------------------------------------
|         1         |       Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
|                   |----------------------------------------------------------------------------------------------------
|   Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|     Incurred      |               |             |             |             |             |             |             |
|-------------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|
|  1.   Prior ......|           0 * |           0 |           0 |           0 |           0 |           0 |           0 |
|  2.   1984........|           0   |           0 |           0 |           0 |           0 |           0 |           0 |
|  3.   1985........|   X X X X     |           0 |           0 |       1,178 |       1,020 |       1,037 |       1,037 |
|  4.   1986........|   X X X X     |   X X X X   |           0 |          23 |          30 |          32 |          32 |
|  5.   1987........|   X X X X     |   X X X X   |   X X X X   |           0 |           0 |          95 |         112 |
|  6.   1988........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |           0 |         198 |         409 |
|  7.   1989........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |         176 |         197 |
|  8.   1990........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |          80 |
|  9.   1991........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 ------------------------------------------------------------------------------------------------------------------------




- --------------------------------------------------------------------------------------------
|         1                                                   |       Development**       |
|                   ----------- ------------------------------|---------------------------|
|   Years in Which  |      9      |     10      |     11      |     12      |     13      |
|    Losses Were    |    1991     |    1992     |    1993     |  One Year   |  Two Year   |
|     Incurred      |             |             |             |             |             |
|-------------------|---------------------------------------------------------------------|
|  1.   Prior ..... |           0 |           0 |           0 |           0 |           0 |
|  2.   1984........|           0 |           0 |           0 |           0 |           0 |
|  3.   1985........|         945 |         945 |         945 |           0 |           0 |
|  4.   1986........|          32 |          32 |          32 |           0 |           0 |
|  5.   1987........|          88 |          88 |          48 |         (40)|         (40)|
|  6.   1988........|         236 |         231 |         295 |          64 |          59 |
|  7.   1989........|         210 |         378 |         424 |          46 |         214 |
|  8.   1990........|         191 |         333 |         304 |         (29)|         113 |
|  9.   1991........|         224 |         224 |         224 |           0 |           0 |
| 10.   1992........|   X X X X   |         191 |         191 |           0 |   X X X X   |
| 11.   1993........|   X X X X   |   X X X X   |          40 |   X X X X   |   X X X X   |
 -------------------------------------------------------------|-------------|-------------|
                                                  12. Totals  |          41 |         346 |
                                                               ---------------------------





               SCHEDULE P - PART 2G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT

                             (ALL PERILS), BOILER AND MACHINERY)

- -------------------------------------------------------------------------------------------------------------------------
|         1         |       Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
|                   |----------------------------------------------------------------------------------------------------
|   Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|     Incurred      |               |             |             |             |             |             |             |
 ------------------------------------------------------------------------------------------------------------------------
|  1.   Prior ......|       8,553 * |       8,539 |       8,896 |       8,674 |       9,175 |       9,482 |       8,619 |
|  2.   1984........|      14,897   |      15,951 |      14,735 |      14,793 |      15,014 |      14,987 |      15,113 |
|  3.   1985........|   X X X X     |      19,026 |      18,592 |      18,763 |      19,218 |      19,379 |      19,455 |
|  4.   1986........|   X X X X     |   X X X X   |      32,710 |      31,068 |      31,472 |      31,574 |      31,264 |
|  5.   1987........|   X X X X     |   X X X X   |   X X X X   |      34,199 |      33,346 |      33,152 |      31,094 |
|  6.   1988........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |      33,994 |      27,941 |      26,529 |
|  7.   1989........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      28,336 |      25,561 |
|  8.   1990........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      24,440 |
|  9.   1991........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 ------------------------------------------------------------------------------------------------------------------------



- ------------------------------------------------------------------------------------------
|         1                                                    |       Development**       |
|                   -------------------------------------------|---------------------------|
|   Years in Which   |      9      |     10      |     11      |     12      |     13      |
|    Losses Were     |    1991     |    1992     |    1993     |  One Year   |  Two Year   |
|     Incurred       |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|---------------------------|
|   1.   Prior ......|       8,473 |       8,459 |       8,475 |          16 |           2 |
|   2.   1984........|      15,111 |      15,147 |      15,130 |         (17)|          19 |
|   3.   1985........|      19,406 |      19,177 |      19,176 |          (1)|        (230)|
|   4.   1986........|      30,183 |      30,036 |      29,880 |        (156)|        (303)|
|   5.   1987........|      30,500 |      31,021 |      31,097 |          76 |         597 |
|   6.   1988........|      25,407 |      25,698 |      25,583 |        (115)|         176 |
|   7.   1989........|      24,421 |      24,419 |      24,753 |         334 |         332 |
|   8.   1990........|      21,880 |      21,355 |      20,838 |        (517)|      (1,042)|
|   9.   1991........|      21,188 |      20,078 |      19,310 |        (768)|      (1,878)|
|  10.   1992........|   X X X X   |      14,494 |      11,410 |      (3,084)|   X X X X   |
|  11.   1993........|   X X X X   |   X X X X   |      13,251 |   X X X X   |   X X X X   |
|  ------------------------------------------------------------|-------------|-------------|
                                                   12. Totals  |      (4,232)|      (2,327)|
                                                                 ---------------------------









               SCHEDULE P - PART 2H - SECTION 1 - OTHER LIABILITY - OCCURRENCE


- -------------------------------------------------------------------------------------------------------------------------
|         1         |       Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
|                   |----------------------------------------------------------------------------------------------------
|   Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|     Incurred      |               |             |             |             |             |             |             |
 ------------------------------------------------------------------------------------------------------------------------
|  1.   Prior ......|     353,117 * |     414,497 |     453,995 |     478,173 |     503,660 |     543,409 |     564,262 |
|  2.   1984........|     143,703   |     152,697 |     163,218 |     169,349 |     178,504 |     188,744 |     188,799 |
|  3.   1985........|   X X X X     |     196,505 |     192,845 |     198,323 |     213,753 |     221,417 |     231,058 |
|  4.   1986........|   X X X X     |   X X X X   |     257,917 |     270,026 |     260,207 |     226,968 |     224,648 |
|  5.   1987........|   X X X X     |   X X X X   |   X X X X   |     304,479 |     290,562 |     251,419 |     237,160 |
|  6.   1988........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |     221,807 |     186,050 |     223,022 |
|  7.   1989........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     148,722 |     146,744 |
|  8.   1990........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     158,238 |
|  9.   1991........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 ------------------------------------------------------------------------------------------------------------------------



- -------------------------------------------------------------------------------------------
|         1                                                   |       Development**       |
|                   |---------------------------------------------------------------------|
|   Years in Which  |      9      |     10      |     11      |     12      |     13      |
|    Losses Were    |    1991     |    1992     |    1993     |  One Year   |  Two Year   |
|     Incurred      |             |             |             |             |             |
 -------------------|-------------|-------------|-------------|-------------|-------------|
|  1.   Prior ......|     614,667 |     658,179 |     717,546 |      59,367 |     102,879 |
|  2.   1984........|     191,849 |     200,347 |     210,873 |      10,526 |      19,024 |
|  3.   1985........|     237,991 |     239,717 |     243,285 |       3,568 |       5,294 |
|  4.   1986........|     236,206 |     241,842 |     239,809 |      (2,033)|       3,603 |
|  5.   1987........|     243,973 |     257,103 |     244,529 |     (12,574)|         556 |
|  6.   1988........|     170,605 |     182,232 |     166,662 |     (15,570)|      (3,943)|
|  7.   1989........|     144,171 |     131,353 |     123,285 |      (8,068)|     (20,886)|
|  8.   1990........|     162,112 |     159,602 |     135,630 |     (23,972)|     (26,482)|
|  9.   1991........|     117,006 |     118,491 |      99,979 |     (18,512)|     (17,027)|
| 10.   1992........|   X X X X   |      76,240 |      67,663 |      (8,577)|   X X X X   |
| 11.   1993........|   X X X X   |   X X X X   |      57,671 |   X X X X   |   X X X X   |
 -------------------------------------------------------------|-------------|-------------|
                                                  12. Totals  |     (15,845)|      63,018 |
                                                                ---------------------------


               SCHEDULE P - PART 2H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE

- -------------------------------------------------------------------------------------------------------------------------
|         1         |       Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
|                   |----------------------------------------------------------------------------------------------------
|   Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|     Incurred      |               |             |             |             |             |             |             |
 ------------------------------------------------------------------------------------------------------------------------
|  1.   Prior ......|           0 * |           0 |           0 |           0 |           0 |           0 |           0 |
|  2.   1984........|           0   |           0 |           0 |           0 |           0 |           0 |           0 |
|  3.   1985........|   X X X X     |           0 |           0 |         (62)|         (73)|         (28)|         (77)|
|  4.   1986........|   X X X X     |   X X X X   |           0 |         325 |         268 |         207 |        (380)|
|  5.   1987........|   X X X X     |   X X X X   |   X X X X   |           8 |           0 |           0 |          (6)|
|  6.   1988........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |         205 |         216 |         295 |
|  7.   1989........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |         652 |         729 |
|  8.   1990........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |         481 |
|  9.   1991........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993........|   X X X X     |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 ------------------------------------------------------------------------------------------------------------------------
  *Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
 **Current year less first or second prior year, showing (redundant) or adverse.

- ------------------------------------------------------------------------------------------
|         1         |                                        |       Development**
|                   |---------------------------------------------------------------------
|   Years in Which  |     9      |     10      |     11      |     12      |      13     |
|    Losses Were    |   1991     |    1992     |    1993     |  One Year   |   Two Year  |
|     Incurred      |            |             |             |             |             |
|                   |            |             |             |             |             |
- --------------------|------------|-------------|-------------|-------------|-------------|
|  1.   Prior ......|          0 |           0 |          40 |          40 |          40 |
|  2.   1984........|          0 |           0 |          12 |          12 |          12 |
|  3.   1985........|         58 |        (113)|         (39)|          74 |         (97)|
|  4.   1986........|         64 |         435 |         456 |          21 |         392 |
|  5.   1987........|         (6)|          (6)|          (3)|           3 |           3 |
|  6.   1988........|        813 |         626 |         629 |           3 |        (184)|
|  7.   1989........|        754 |         756 |         742 |         (14)|         (12)|
|  8.   1990........|        433 |         443 |       1,068 |         625 |         635 |
|  9.   1991........|        945 |         576 |         749 |         173 |        (196)|
| 10.   1992........|  X X X X   |       1,305 |       1,148 |        (157)|   X X X X   |
| 11.   1993........|  X X X X   |   X X X X   |         312 |   X X X X   |   X X X X   |
|------------------------------------------------------------|-------------|-------------|
                                                 12. Totals  |         780 |         593 |
                                                               ---------------------------



 Page     83

Form 2

                       CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNITED STATES FIDELITY AND GUARANTY COMPANY AND ITS AFFILIATED FIRE AND CASUALTY INSURERS



         SCHEDULE P - PART 2I - SPECIAL PROPERTY (FIRE, ALLIED LINES,
                                INLAND MARINE, EARTHQUAKE, GLASS, BURGLARY
                                AND THEFT)


- ---------------------------------------------------------------------------------------------------------------------------------
|        1        |                                   Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
|                 |---------------------------------------------------------------------------------------------------------------
| Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |     9
|  Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |   1991
|    Incurred     |               |             |             |             |             |             |             |
|                 |               |             |             |             |             |             |             |
|-----------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------
|                 |               |             |             |             |             |             |             |
|  1.  Prior .....|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   83,912 *
|  2.  1992.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |  X X X X
|  3.  1993.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |  X X X X
 ----------------------------------------------------------------------------------------------------------------------------------


- -----------------------------------------------------------------------------
|        1                                     |       Development**       |
|                 -----------------------------|---------------------------|
| Years in Which   |     10      |     11      |     12      |     13      |
|  Losses Were     |    1992     |    1993     |  One Year   |  Two Year   |
|    Incurred      |             |             |             |             |
|                  |             |             |             |             |
|------------------|-------------|-------------|-------------|-------------|
|                  |             |             |             |             |
|  1.  Prior ..... |      84,622 |      76,939 |      (7,683)|      (6,973)|
|  2.  1992....... |      89,970 |      84,318 |      (5,652)|   X X X X   |
|  3.  1993....... |   X X X X   |      76,206 |   X X X X   |   X X X X   |
 ----------------------------------------------|-------------|-------------|
                                    4. Totals  |     (13,335)|      (6,973)|
                                                ---------------------------





   SCHEDULE P - PART 2J - AUTO PHYSICAL DAMAGE

- ---------------------------------------------------------------------------------------------------------------------------------
|        1        |                                   Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
|                 |--------------------------------------------------------------------------------------------------------------
| Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |      9
|  Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |    1991
|    Incurred     |               |             |             |             |             |             |             |
|                 |               |             |             |             |             |             |             |
|-----------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|----------
|                 |               |             |             |             |             |             |             |
|  1.  Prior .....|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |  49,455 *
|  2.  1992.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   | X X X X
|  3.  1993.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   | X X X X
 --------------------------------------------------------------------------------------------------------------------------------


- -------------------------------------------------------------------------
|        1        |                         |       Development**       |
|                 |-------------------------|---------------------------|
| Years in Which  |   10      |     11      |     12      |     13      |
|  Losses Were    |  1992     |    1993     |  One Year   |  Two Year   |
|    Incurred     |           |             |             |             |
|                 |           |             |             |             |
|-----------------|-----------|-------------|-------------|-------------|
|                 |           |             |             |             |
|  1.  Prior .....|    41,944 |      34,959 |      (6,985)|     (14,496)|
|  2.  1992.......|   155,394 |     149,037 |      (6,357)|   X X X X   |
|  3.  1993.......| X X X X   |     126,922 |   X X X X   |   X X X X   |
 -------------------------------------------|-------------|-------------|
                                 4. Totals  |     (13,342)|     (14,496)|
                                             ---------------------------






        SCHEDULE P - PART 2K - FIDELITY, SURETY, FINANCIAL GUARANTY, MORTGAGE GUARANTY



- --------------------------------------------------------------------------------------------------------------------------------
|        1        |                                   Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
|                 |--------------------------------------------------------------------------------------------------------------
| Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |      9
|  Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |    1991
|    Incurred     |               |             |             |             |             |             |             |
|                 |               |             |             |             |             |             |             |
|-----------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|----------
|                 |               |             |             |             |             |             |             |
|  1.  Prior .....|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |  41,830 *
|  2.  1992.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   | X X X X
|  3.  1993.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   | X X X X
 --------------------------------------------------------------------------------------------------------------------------------



- -------------------------------------------------------------------------
|        1        |                           |       Development**       |
|                 |---------------------------|---------------------------|
| Years in Which  |     10      |     11      |     12      |     13      |
|  Losses Were    |    1992     |    1993     |  One Year   |  Two Year   |
|    Incurred     |             |             |             |             |
|                 |             |             |             |             |
- ------------------|-------------|-------------|-------------|-------------|
|                 |             |             |             |             |
|  1.  Prior .... |      48,154 |      55,055 |       6,901 |      13,225 |
|  2.  1992...... |      21,694 |      39,607 |      17,913 |   X X X X   |
|  3.  1993...... |   X X X X   |      28,157 |   X X X X   |   X X X X   |
|---------------------------------------------|-------------|-------------|
                                   4. Totals  |      24,814 |      13,225 |
                                               ---------------------------




             SCHEDULE P - PART 2L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)

- ---------------------------------------------------------------------------------------------------------------------------------
|        1        |                                   Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
|                 |--------------------------------------------------------------------------------------------------------------
| Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |      9
|  Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |    1991
|    Incurred     |               |             |             |             |             |             |             |
|                 |               |             |             |             |             |             |             |
|-----------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|---------
|                 |               |             |             |             |             |             |             |
|  1.  Prior .....|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     200 *
|  2.  1992.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   | X X X X
|  3.  1993.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   | X X X X
 -------------------------------------------------------------------------------------------------------------------------------



- --------------------------------------------------------------------------|
|        1        |                           |       Development**       |
|                 |---------------------------|---------------------------|
| Years in Which  |     10      |     11      |     12      |     13      |
|  Losses Were    |    1992     |    1993     |  One Year   |  Two Year   |
|    Incurred     |             |             |             |             |
|                 |             |             |             |             |
|-----------------|-------------|-------------|-------------|-------------
|                 |             |             |             |             |
|  1.  Prior .... |         111 |         240 |         129 |          40 |
|  2.  1992...... |         108 |           0 |        (108)|   X X X X   |
|  3.  1993...... |   X X X X   |           0 |   X X X X   |   X X X X   |
|---------------------------------------------|-------------|-------------|
                                   4. Totals  |          21 |          40 |
                                                 --------------------------






                             SCHEDULE P - PART 2M - INTERNATIONAL

- --------------------------------------------------------------------------------------------------------------------------------
|        1        |                                   Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
|                 |-------------------------------------------------------------------------------------------------------------
| Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |      9
|  Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |    1991
|    Incurred     |               |             |             |             |             |             |             |
|                 |               |             |             |             |             |             |             |
|-----------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|---------
|                 |               |             |             |             |             |             |             |
|  1.  Prior .....|           0 * |           0 |           0 |           0 |           0 |           0 |           0 |        0
|  2.  1984.......|           0   |           0 |           0 |           0 |           0 |           0 |           0 |        0
|  3.  1985.......|    X X X X    |           0 |           0 |           0 |           0 |           0 |           0 |        0
|  4.  1986.......|    X X X X    |   X X X X   |           0 |           0 |           0 |           0 |           0 |        0
|  5.  1987.......|    X X X X    |   X X X X   |   X X X X   |           0 |           0 |           0 |           0 |        0
|  6.  1988.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |      18,581 |      18,142 |      17,663 |   15,821
|  7.  1989.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      13,397 |      13,678 |   13,166
|  8.  1990.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      13,549 |   14,227
|  9.  1991.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   12,266
| 10.  1992.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |  X X X X
| 11.  1993.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |  X X X X
 --------------------------------------------------------------------------------------------------------------------------------

  *Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
 **Current year less first or second prior year, showing (redundant) or adverse.


- --------------------------------------------------------------------------|
|        1        |                           |       Development**       |
|                 |---------------------------|---------------------------|
| Years in Which  |     10      |     11      |     12      |     13      |
|  Losses Were    |    1992     |    1993     |  One Year   |  Two Year   |
|    Incurred     |             |             |             |             |
|                 |             |             |             |             |
|-----------------| ------------|-------------|-------------|-------------
|                 |             |             |             |             |
|  1.  Prior .....|           0 |           0 |           0 |           0 |
|  2.  1984.......|           0 |           0 |           0 |           0 |
|  3.  1985.......|           0 |           0 |           0 |           0 |
|  4.  1986.......|           0 |           0 |           0 |           0 |
|  5.  1987.......|           0 |           0 |           0 |           0 |
|  6.  1988.......|      16,002 |      16,042 |          40 |         221 |
|  7.  1989.......|      12,957 |      12,682 |        (275)|        (484)|
|  8.  1990.......|      13,373 |      11,855 |      (1,518)|      (2,372)|
|  9.  1991.......|      11,005 |       9,587 |      (1,418)|      (2,679)|
| 10.  1992.......|       4,919 |       5,134 |         215 |   X X X X   |
| 11.  1993.......|   X X X X   |      10,048 |   X X X X   |   X X X X   |
 ---------------------------------------------|-------------|-------------|
                                  12. Totals  |      (2,956)|      (5,314)|
                                               ---------------------------


 Page     84

Form 2

                       CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNITED STATES FIDELITY AND GUARANTY COMPANY AND ITS AFFILIATED FIRE AND CASUALTY INSURERS




                             SCHEDULE P - PART 2N - REINSURANCE A


 --------------------------------------------------------------------------------------------------------------------------------
|        1        |                                   Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
|                 |--------------------------------------------------------------------------------------------------------------
| Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |      9
|  Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |    1991
|    Incurred     |               |             |             |             |             |             |             |
|                 |               |             |             |             |             |             |             |
|-----------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|----------
|  1.  1988.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |      34,100 |      28,393 |      25,499 |    15,105
|  2.  1989.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      24,435 |      26,489 |    25,917
|  3.  1990.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      26,318 |    27,156
|  4.  1991.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |    36,977
|  5.  1992.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |  X X X X
|  6.  1993.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |  X X X X
 --------------------------------------------------------------------------------------------------------------------------------



 ------------------------------------------------------------------------------
|        1                                        |       Development**       |
|                 --------------------------------|---------------------------|
| Years in Which    |     10      |       11      |     12      |     13      |
|  Losses Were      |    1992     |      1993     |  One Year   |  Two Year   |
|    Incurred       |             |               |             |             |
|                   |             |               |             |             |
|-------------------|-------------|  -------------|-------------|-------------|
|  1.  1988.......  |      14,671 |        15,673 |       1,002 |         568 |
|  2.  1989.......  |      25,756 |        19,376 |      (6,380)|      (6,541)|
|  3.  1990.......  |      26,452 |        15,630 |     (10,822)|     (11,526)|
|  4.  1991.......  |      30,203 |        14,467 |     (15,736)|     (22,510)|
|  5.  1992.......  |      30,035 |        25,947 |      (4,088)|   X X X X   |
|  6.  1993.......  |   X X X X   |        39,518 |   X X X X   |   X X X X   |
 -------------------------------------------------|-------------|-------------|
                                       7. Totals  |     (36,024)|     (40,009)|
                                                   ---------------------------




                             SCHEDULE P - PART 2O - REINSURANCE B

 --------------------------------------------------------------------------------------------------------------------------------
|        1        |                                   Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
|                 |--------------------------------------------------------------------------------------------------------------
| Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |      9
|  Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |    1991
|    Incurred     |               |             |             |             |             |             |             |
|                 |               |             |             |             |             |             |             |
|-----------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|----------
|                 |               |             |             |             |             |             |             |
|  1.  1988.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |      21,132 |      18,019 |      15,891 |     8,671
|  2.  1989.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      20,774 |      20,740 |    19,070
|  3.  1990.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      11,804 |    12,076
|  4.  1991.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |    13,076
|  5.  1992.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |  X X X X
|  6.  1993.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |  X X X X
 --------------------------------------------------------------------------------------------------------------------------------



 ------------------------------------------------------------------------------
|        1                                         |       Development**       |
|                  --------------------------------|---------------------------|
| Years in Which     |     10      |       11      |     12      |     13      |
|  Losses Were       |    1992     |      1993     |  One Year   |  Two Year   |
|    Incurred        |             |               |             |             |
|                    |             |               |             |             |
|--------------------|-------------|---------------|-------------|-------------|
|   1.  1988.......  |       8,506 |         9,222 |         716 |         551 |
|   2.  1989.......  |      19,009 |        17,682 |      (1,327)|      (1,388)|
|   3.  1990.......  |      12,087 |         9,180 |      (2,907)|      (2,896)|
|   4.  1991.......  |      12,136 |         6,998 |      (5,138)|      (6,078)|
|   5.  1992.......  |      24,264 |        21,065 |      (3,199)|   X X X X   |
|   6.  1993.......  |   X X X X   |        12,666 |   X X X X   |   X X X X   |
 --------------------------------------------------|-------------|-------------|
                                       7. Totals   |     (11,855)|      (9,811)|
                                                   ---------------------------





                             SCHEDULE P - PART 2P - REINSURANCE C

 --------------------------------------------------------------------------------------------------------------------------------
|        1        |                                   Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
|                 |--------------------------------------------------------------------------------------------------------------
| Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |      9
|  Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |    1991
|    Incurred     |               |             |             |             |             |             |             |
|                 |               |             |             |             |             |             |             |
|-----------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|----------
|                 |               |             |             |             |             |             |             |
|  1.  1988.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |           0 |         200 |         200 |       200
|  2.  1989.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |           0 |           0 |         0
|  3.  1990.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |           0 |         0
|  4.  1991.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |         0
|  5.  1992.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |  X X X X
|  6.  1993.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |  X X X X
 --------------------------------------------------------------------------------------------------------------------------------



 ----------------------------------------------------------------------------
|        1                                      |       Development**       |
|                 ------------------------------|---------------------------|
| Years in Which  |     10      |       11      |     12      |     13      |
|  Losses Were    |    1992     |      1993     |  One Year   |  Two Year   |
|    Incurred     |             |               |             |             |
|                 |             |               |             |             |
- ------------------|-------------|---------------|-------------|-------------|
|                 |             |               |             |             |
|  1.  1988.......|         200 |           401 |         201 |         201 |
|  2.  1989.......|           0 |             0 |           0 |           0 |
|  3.  1990.......|           0 |             0 |           0 |           0 |
|  4.  1991.......|           0 |             0 |           0 |           0 |
|  5.  1992.......|           0 |             0 |           0 |   X X X X   |
|  6.  1993.......|   X X X X   |             0 |   X X X X   |   X X X X   |
| ----------------------------------------------|-------------|-------------|
                                     7. Totals  |         201 |         201 |
                                                 ---------------------------




                             SCHEDULE P - PART 2Q - REINSURANCE D


 --------------------------------------------------------------------------------------------------------------------------------
|        1        |                                   Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
|                 |--------------------------------------------------------------------------------------------------------------
| Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |      9
|  Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |    1991
|    Incurred     |               |             |             |             |             |             |             |
|                 |               |             |             |             |             |             |             |
|-----------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|----------
|                 |               |             |             |             |             |             |             |
|  1.  Prior .....|           0   |           0 |           0 |           0 |           0 |           0 |           0 |         0
|  2.  1984.......|       1,263   |       6,211 |       2,690 |       2,731 |       2,886 |       2,885 |       2,942 |     2,958
|  3.  1985.......|    X X X X    |      10,843 |      21,295 |      18,969 |      18,942 |      18,927 |      19,225 |    19,028
|  4.  1986.......|    X X X X    |   X X X X   |      29,813 |      31,455 |      30,817 |      30,500 |      30,668 |    29,981
|  5.  1987.......|    X X X X    |   X X X X   |   X X X X   |      39,253 |      36,884 |      36,116 |      36,095 |    33,673
 --------------------------------------------------------------------------------------------------------------------------------


 ----------------------------------------------------------------------------
|        1                                      |       Development**       |
|                 ------------------------------|---------------------------|
| Years in Which  |     10      |       11      |     12      |     13      |
|  Losses Were    |    1992     |      1993     |  One Year   |  Two Year   |
|    Incurred     |             |               |             |             |
|                 |             |               |             |             |
|------------------ ------------|---------------|-------------|-------------|
|  1.  Prior .....|           0 |             0 |           0 |           0 |
|  2.  1984.......|       2,903 |         2,901 |          (2)|         (57)|
|  3.  1985.......|      18,879 |        18,478 |        (401)|        (550)|
|  4.  1986.......|      30,341 |        29,586 |        (755)|        (395)|
|  5.  1987.......|      33,196 |        33,746 |         550 |          73 |
  ----------------------------------------------|-------------|-------------|
                                     6. Totals  |        (608)|        (929)|
                                                 ---------------------------




              SCHEDULE P - PART 2R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE


 --------------------------------------------------------------------------------------------------------------------------------
|        1        |                                   Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
|                 |--------------------------------------------------------------------------------------------------------------
| Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |      9
|  Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |    1991
|    Incurred     |               |             |             |             |             |             |             |
|                 |               |             |             |             |             |             |             |
|-----------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|----------
|                 |               |             |             |             |             |             |             |
|  1.  Prior .....|      44,344 * |      54,886 |      59,940 |      77,036 |      95,182 |     102,386 |     115,163 |  128,804
|  2.  1984.......|      12,221   |      14,711 |      20,545 |      22,399 |      22,245 |      24,344 |      26,259 |   27,016
|  3.  1985.......|    X X X X    |      15,377 |      15,189 |      20,479 |      24,209 |      25,549 |      27,820 |   28,070
|  4.  1986.......|    X X X X    |   X X X X   |      38,882 |      30,746 |      31,467 |      26,974 |      25,628 |   27,465
|  5.  1987.......|    X X X X    |   X X X X   |   X X X X   |      31,769 |      30,772 |      32,980 |      34,006 |   29,612
|  6.  1988.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |      21,475 |      22,525 |      28,761 |   18,114
|  7.  1989.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      18,447 |      19,272 |   14,518
|  8.  1990.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      13,429 |   11,459
|  9.  1991.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   10,317
| 10.  1992.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |  X X X X
| 11.  1993.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |  X X X X
 --------------------------------------------------------------------------------------------------------------------------------


 -----------------------------------------------------------------------------
|        1         |                              |       Development**       |
|                  |------------------------------|---------------------------|
| Years in Which   |      10      |       11      |     12      |     13      |
|  Losses Were     |     1992     |      1993     |  One Year   |  Two Year   |
|    Incurred      |              |               |             |             |
|                  |              |               |             |             |
|-----------------------------------------------------------------------------|
|  1.  Prior ....  |      133,442 |       144,341 |      10,899 |      15,537 |
|  2.  1984......  |       28,162 |        30,070 |       1,908 |       3,054 |
|  3.  1985......  |       27,131 |        28,501 |       1,370 |         431 |
|  4.  1986......  |       26,830 |        30,128 |       3,298 |       2,663 |
|  5.  1987......  |       28,674 |        32,160 |       3,486 |       2,548 |
|  6.  1988......  |       19,826 |        23,523 |       3,697 |       5,409 |
|  7.  1989......  |       14,585 |        16,861 |       2,276 |       2,343 |
|  8.  1990......  |       11,088 |        11,645 |         557 |         186 |
|  9.  1991......  |       11,241 |        12,329 |       1,088 |       2,012 |
| 10.  1992......  |        7,732 |         6,729 |      (1,003)|   X X X X   |
| 11.  1993......  |    X X X X   |         7,244 |   X X X X   |   X X X X   |
 ---------------------------------|---------------|-------------|-------------|
                                      12. Totals  |      27,576 |      34,183 |
                                                   ---------------------------






              SCHEDULE P - PART 2R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE

 --------------------------------------------------------------------------------------------------------------------------------
|        1        |                                   Incurred Losses and Allocated Expenses Reported at Year End (000 omitted)
|                 |--------------------------------------------------------------------------------------------------------------
| Years in Which  |      2        |      3      |      4      |      5      |      6      |      7      |      8      |      9
|  Losses Were    |    1984       |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |    1991
|    Incurred     |               |             |             |             |             |             |             |
|                 |               |             |             |             |             |             |             |
|-----------------|---------------|-------------|-------------|-------------|-------------|-------------|-------------|----------
|                 |               |             |             |             |             |             |             |
|  1.  Prior .....|           0 * |           0 |           0 |           0 |           0 |           0 |           0 |        0
|  2.  1984.......|           0   |           0 |           0 |           0 |           0 |           0 |           0 |        0
|  3.  1985.......|    X X X X    |           0 |           0 |           0 |           0 |           0 |           0 |        0
|  4.  1986.......|    X X X X    |   X X X X   |           0 |           0 |           0 |           0 |           0 |        0
|  5.  1987.......|    X X X X    |   X X X X   |   X X X X   |           0 |           0 |           0 |           0 |        0
|  6.  1988.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |           7 |          12 |          13 |       13
|  7.  1989.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |           1 |          12 |       18
|  8.  1990.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |         120 |      239
|  9.  1991.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      208
| 10.  1992.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   | X X X X
| 11.  1993.......|    X X X X    |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   | X X X X
 -------------------------------------------------------------------------------------------------------------------------------
  *Reported reserves only. Subsequent development relates only to subsequent payments and reserves.
 **Current year less first or second prior year, showing (redundant) or adverse.


- ------------------------------------------------------------------------------
|        1         |                             |       Development**       |
|                  | ----------------------------|---------------------------|
| Years in Which   |     10      |       11      |     12      |     13      |
|  Losses Were     |    1992     |      1993     |  One Year   |  Two Year   |
|    Incurred      |             |               |             |             |
|------------------|-------------|---------------|-------------|-------------|
|                  |             |               |             |             |
|  1.  Prior ....  |           0 |             0 |           0 |           0 |
|  2.  1984......  |           0 |             0 |           0 |           0 |
|  3.  1985......  |           0 |             0 |           0 |           0 |
|  4.  1986......  |           0 |             3 |           3 |           3 |
|  5.  1987......  |           0 |             0 |           0 |           0 |
|  6.  1988......  |          13 |            13 |           0 |           0 |
|  7.  1989......  |          18 |            20 |           2 |           2 |
|  8.  1990......  |         340 |           426 |          86 |         187 |
|  9.  1991......  |         164 |           184 |          20 |         (24)|
| 10.  1992......  |          91 |           379 |         288 |   X X X X   |
| 11.  1993......  |   X X X X   |           870 |   X X X X   |   X X X X   |
 ------------------------------------------------|-------------|-------------|
                                     12. Totals  |         399 |         168 |
                                                  ---------------------------


 Page       85

Form 2

                       CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNITED STATES FIDELITY AND GUARANTY COMPANY AND ITS AFFILIATED FIRE AND CASUALTY INSURERS



                         SCHEDULE P - PART 3A - HOMEOWNERS/FARMOWNERS

 -----------------------------------------------------------------------------------------------------------------------
|         1          |                 Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
|                    |--------------------------------------------------------------------------------------------------
|   Years in Which   |             |             |             |             |             |             |             |
|    Losses Were     |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|     Incurred       |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|                    |             |             |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |             |             |             |
|  1.   Prior .......|     000     |       6,804 |      12,096 |      16,242 |      17,348 |      17,567 |      18,156 |
|  2.   1984.........|      89,116 |     119,429 |     123,827 |     127,083 |     128,807 |     129,777 |     130,046 |
|  3.   1985.........|   X X X X   |     115,057 |     151,486 |     156,034 |     159,189 |     161,415 |     162,308 |
|  4.   1986.........|   X X X X   |   X X X X   |      92,590 |     123,363 |     129,682 |     133,986 |     135,731 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |      81,167 |     110,930 |     116,296 |     119,779 |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |      82,160 |     113,632 |     117,560 |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      99,281 |     139,429 |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      93,167 |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------------------------------------------------



 ------------------------------------------------------------------------------------------
|         1                                                    |     12      |     13      |
|                     -----------------------------------------|  Number of  |  Number of  |
|   Years in Which   |             |             |             |   Claims    |   Claims    |
|    Losses Were     |      9      |     10      |     11      |   Closed    |   Closed    |
|     Incurred       |    1991     |    1992     |    1993     |  With Loss  |   Without   |
|                    |             |             |             |   Payment   |Loss Payment |
|--------------------|-------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |             |
|  1.   Prior .......|      18,632 |      18,725 |      18,992 |       1,164 |         670 |
|  2.   1984.........|     130,202 |     130,248 |     130,337 |      56,634 |      13,373 |
|  3.   1985.........|     163,243 |     163,510 |     163,780 |      68,941 |      15,733 |
|  4.   1986.........|     137,420 |     138,265 |     138,720 |      53,622 |      13,772 |
|  5.   1987.........|     121,830 |     123,370 |     124,308 |      48,547 |      13,946 |
|  6.   1988.........|     121,324 |     122,770 |     124,064 |      45,330 |      13,784 |
|  7.   1989.........|     144,266 |     147,076 |     149,106 |      57,974 |      16,963 |
|  8.   1990.........|     127,235 |     132,665 |     135,782 |      50,527 |      16,039 |
|  9.   1991.........|     113,582 |     151,510 |     157,213 |      56,001 |      17,947 |
| 10.   1992.........|   X X X X   |     126,000 |     167,477 |      48,067 |      15,973 |
| 11.   1993.........|   X X X X   |   X X X X   |      74,300 |      34,642 |      12,334 |
 ------------------------------------------------------------------------------------------




               SCHEDULE P - PART 3B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL

 -----------------------------------------------------------------------------------------------------------------------
|         1          |                 Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
|                    |--------------------------------------------------------------------------------------------------
|   Years in Which   |             |             |             |             |             |             |             |
|    Losses Were     |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|     Incurred       |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|                    |             |             |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |             |             |             |
|  1.   Prior .......|     000     |      65,939 |     104,802 |     122,628 |     135,531 |     145,142 |     147,389 |
|  2.   1984.........|      98,299 |     195,966 |     245,346 |     267,362 |     282,144 |     292,515 |     297,168 |
|  3.   1985.........|   X X X X   |     103,218 |     214,911 |     267,415 |     296,891 |     317,114 |     325,175 |
|  4.   1986.........|   X X X X   |   X X X X   |     105,317 |     207,471 |     258,603 |     289,164 |     306,025 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |     102,959 |     198,718 |     248,056 |     278,173 |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |      96,163 |     195,472 |     245,103 |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      97,508 |     206,044 |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     100,690 |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------------------------------------------------


 -------------------------------------------------------------------------------------------
|         1                                                    |     12      |     13      |
|                     -----------------------------------------|  Number of  |  Number of  |
|   Years in Which   |             |             |             |   Claims    |   Claims    |
|    Losses Were     |      9      |     10      |     11      |   Closed    |   Closed    |
|     Incurred       |    1991     |    1992     |    1993     |  With Loss  |   Without   |
|                    |             |             |             |   Payment   |Loss Payment |
|--------------------|-------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |             |
|  1.   Prior .......|     149,341 |     151,516 |     153,837 |       9,687 |       3,914 |
|  2.   1984.........|     301,359 |     302,044 |     303,171 |     111,390 |      43,962 |
|  3.   1985.........|     328,339 |     329,622 |     330,070 |     114,135 |      43,848 |
|  4.   1986.........|     314,030 |     316,518 |     318,243 |     106,210 |      41,260 |
|  5.   1987.........|     292,406 |     296,871 |     302,413 |      96,165 |      37,248 |
|  6.   1988.........|     274,391 |     285,653 |     291,860 |      91,030 |      34,868 |
|  7.   1989.........|     258,100 |     284,531 |     298,685 |      88,687 |      33,776 |
|  8.   1990.........|     207,436 |     246,934 |     277,729 |      82,604 |      30,830 |
|  9.   1991.........|     103,524 |     208,156 |     267,329 |      71,799 |      28,345 |
| 10.   1992.........|   X X X X   |      77,150 |     156,696 |      53,071 |      22,005 |
| 11.   1993.........|   X X X X   |   X X X X   |      72,022 |      30,910 |      12,837 |
 ------------------------------------------------------------------------------------------



                SCHEDULE P - PART 3C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL


 -----------------------------------------------------------------------------------------------------------------------
|         1          |                 Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
|                    |--------------------------------------------------------------------------------------------------
|   Years in Which   |             |             |             |             |             |             |             |
|    Losses Were     |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|     Incurred       |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|                    |             |             |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |             |             |             |
|  1.   Prior .......|     000     |      90,529 |     139,862 |     168,829 |     184,202 |     190,581 |     193,195 |
|  2.   1984.........|      56,233 |     126,832 |     182,183 |     218,648 |     239,956 |     253,266 |     259,209 |
|  3.   1985.........|   X X X X   |      67,128 |     161,406 |     228,393 |     267,725 |     296,309 |     313,989 |
|  4.   1986.........|   X X X X   |   X X X X   |      66,520 |     148,007 |     214,438 |     255,656 |     283,055 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |      61,095 |     145,291 |     203,988 |     245,594 |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |      60,080 |     139,053 |     201,965 |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      51,868 |     127,921 |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      51,439 |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------------------------------------------------



 -------------------------------------------------------------------------------------------
|         1                                                    |     12      |     13      |
|                     -----------------------------------------|  Number of  |  Number of  |
|   Years in Which   |             |             |             |   Claims    |   Claims    |
|    Losses Were     |      9      |     10      |     11      |   Closed    |   Closed    |
|     Incurred       |    1991     |    1992     |    1993     |  With Loss  |   Without   |
|                    |             |             |             |   Payment   |Loss Payment |
|--------------------|-------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |             |
|  1.   Prior .......|     195,387 |     199,369 |     200,698 |       5,657 |       3,005 |
|  2.   1984.........|     261,678 |     262,729 |     263,059 |      61,814 |      24,119 |
|  3.   1985.........|     322,448 |     328,062 |     330,234 |      66,457 |      26,318 |
|  4.   1986.........|     294,455 |     301,794 |     304,786 |      56,703 |      23,017 |
|  5.   1987.........|     274,061 |     285,955 |     292,793 |      52,026 |      21,700 |
|  6.   1988.........|     243,146 |     260,397 |     268,986 |      47,228 |      19,353 |
|  7.   1989.........|     193,076 |     229,864 |     248,073 |      43,617 |      17,327 |
|  8.   1990.........|     132,153 |     177,937 |     211,206 |      39,185 |      16,378 |
|  9.   1991.........|      43,431 |     104,451 |     150,229 |      30,893 |      14,166 |
| 10.   1992.........|   X X X X   |      31,098 |      72,856 |      24,911 |      12,093 |
| 11.   1993.........|   X X X X   |   X X X X   |      25,501 |      15,256 |       7,781 |
 ------------------------------------------------------------------------------------------




                         SCHEDULE P - PART 3D - WORKERS' COMPENSATION

 -----------------------------------------------------------------------------------------------------------------------
|         1          |                 Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
|                    |--------------------------------------------------------------------------------------------------
|   Years in Which   |             |             |             |             |             |             |             |
|    Losses Were     |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|     Incurred       |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|                    |             |             |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |             |             |             |
|  1.   Prior .......|     000     |     142,530 |     250,985 |     353,173 |     420,767 |     473,689 |     524,696 |
|  2.   1984.........|     113,619 |     232,500 |     297,440 |     340,126 |     370,363 |     390,235 |     406,336 |
|  3.   1985.........|   X X X X   |     125,317 |     272,341 |     352,953 |     405,406 |     438,237 |     463,028 |
|  4.   1986.........|   X X X X   |   X X X X   |     129,275 |     256,810 |     336,848 |     385,302 |     419,084 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |     127,476 |     262,831 |     330,325 |     378,370 |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |     132,278 |     279,538 |     367,993 |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     132,318 |     307,603 |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     131,068 |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------------------------------------------------


 --------------------------------------------------------------------------------------------
|         1                                                    |     12      |     13      |
|                     -----------------------------------------|  Number of  |  Number of  |
|   Years in Which   |             |             |             |   Claims    |   Claims    |
|    Losses Were     |      9      |     10      |     11      |   Closed    |   Closed    |
|     Incurred       |    1991     |    1992     |    1993     |  With Loss  |   Without   |
|                    |             |             |             |   Payment   |Loss Payment |
|--------------------|-------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |             |
|  1.   Prior .......|     572,931 |     609,356 |     650,207 |      19,169 |       3,359 |
|  2.   1984.........|     418,441 |     429,251 |     436,036 |      43,407 |       3,439 |
|  3.   1985.........|     482,893 |     497,067 |     510,948 |      46,853 |       4,199 |
|  4.   1986.........|     444,813 |     461,871 |     470,818 |      42,575 |       3,990 |
|  5.   1987.........|     419,643 |     440,887 |     453,900 |      39,210 |       3,918 |
|  6.   1988.........|     424,742 |     461,087 |     481,115 |      41,819 |       4,168 |
|  7.   1989.........|     412,167 |     471,076 |     511,904 |      43,307 |       4,675 |
|  8.   1990.........|     279,877 |     365,754 |     420,467 |      39,674 |       4,338 |
|  9.   1991.........|     102,910 |     208,085 |     270,790 |      32,837 |       4,266 |
| 10.   1992.........|   X X X X   |      66,055 |     137,483 |      22,511 |       3,898 |
| 11.   1993.........|   X X X X   |   X X X X   |      30,004 |       8,154 |       1,677 |
 ------------------------------------------------------------------------------------------






                       SCHEDULE P - PART 3E - COMMERCIAL MULTIPLE PERIL

 -----------------------------------------------------------------------------------------------------------------------
|         1          |                 Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
|                    |--------------------------------------------------------------------------------------------------
|   Years in Which   |             |             |             |             |             |             |             |
|    Losses Were     |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|     Incurred       |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|                    |             |             |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |             |             |             |
|  1.   Prior .......|     000     |      35,285 |      62,251 |      84,215 |     100,397 |     109,495 |     125,402 |
|  2.   1984.........|      64,563 |      98,421 |     114,389 |     129,425 |     141,074 |     149,193 |     154,129 |
|  3.   1985.........|   X X X X   |      71,158 |     110,772 |     129,654 |     149,909 |     166,634 |     177,366 |
|  4.   1986.........|   X X X X   |   X X X X   |      64,384 |      98,950 |     119,499 |     136,584 |     148,644 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |      53,661 |      89,211 |     107,156 |     123,977 |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |      76,340 |     144,648 |     174,450 |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     107,105 |     191,421 |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |     118,896 |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------------------------------------------------
 Note: Net of salvage and subrogation received.


 -------------------------------------------------------------------------------------------
|         1                                                    |     12      |     13      |
|                     -----------------------------------------|  Number of  |  Number of  |
|   Years in Which   |             |             |             |   Claims    |   Claims    |
|    Losses Were     |      9      |     10      |     11      |   Closed    |   Closed    |
|     Incurred       |    1991     |    1992     |    1993     |  With Loss  |   Without   |
|                    |             |             |             |   Payment   |Loss Payment |
|--------------------|-------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |             |
|  1.   Prior .......|     129,142 |     131,656 |     135,081 |       3,679 |       5,030 |
|  2.   1984.........|     156,903 |     160,038 |     161,279 |      29,722 |      12,000 |
|  3.   1985.........|     186,848 |     191,821 |     195,076 |      31,696 |      13,404 |
|  4.   1986.........|     158,824 |     170,923 |     175,284 |      24,656 |      12,236 |
|  5.   1987.........|     156,006 |     172,963 |     177,270 |      21,659 |      11,970 |
|  6.   1988.........|     214,079 |     243,297 |     263,206 |      37,726 |      21,040 |
|  7.   1989.........|     249,666 |     292,770 |     326,053 |      50,524 |      27,466 |
|  8.   1990.........|     204,136 |     255,940 |     302,906 |      47,949 |      28,231 |
|  9.   1991.........|     114,986 |     180,550 |     229,123 |      43,755 |      27,247 |
| 10.   1992.........|   X X X X   |     102,008 |     180,206 |      38,218 |      24,768 |
| 11.   1993.........|   X X X X   |   X X X X   |     110,882 |      30,353 |      19,931 |
 ------------------------------------------------------------------------------------------


 Page       86

Form 2

                       CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNITED STATES FIDELITY AND GUARANTY COMPANY AND ITS AFFILIATED FIRE AND CASUALTY INSURERS



             SCHEDULE P - PART 3F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE


 -----------------------------------------------------------------------------------------------------------------------
|          1         |                  Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
|                    |--------------------------------------------------------------------------------------------------
|    Years in Which  |             |             |             |             |             |             |             |
|     Losses Were    |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|      Incurred      |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|                    |             |             |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |             |             |             |
|  1.   Prior .......|     000     |      15,024 |      29,302 |      39,911 |      47,495 |      53,354 |      58,668 |
|  2.   1984.........|          42 |         603 |       2,999 |       4,668 |       7,227 |       8,717 |       9,303 |
|  3.   1985.........|   X X X X   |         146 |         465 |       1,118 |       2,271 |       3,027 |       3,374 |
|  4.   1986.........|   X X X X   |   X X X X   |           7 |           6 |           7 |           8 |           4 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |           7 |           7 |          11 |          17 |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |           0 |           0 |           4 |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |           8 |           7 |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |           0 |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------------------------------------------------


 ------------------------------------------------------------------------------------------
|          1                                                   |     12      |     13      |
|                     -----------------------------------------|  Number of  |  Number of  |
|    Years in Which  |             |             |             |   Claims    |   Claims    |
|     Losses Were    |      9      |     10      |     11      |   Closed    |   Closed    |
|      Incurred      |    1991     |    1992     |    1993     |  With Loss  |Without Loss |
|                    |             |             |             |   Payment   |   Payment   |
|--------------------|-------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |             |
|  1.   Prior .......|      60,266 |      62,668 |      64,077 |         677 |         947 |
|  2.   1984.........|       8,737 |       9,358 |       9,306 |         192 |         517 |
|  3.   1985.........|       3,871 |       3,969 |       4,538 |         111 |         192 |
|  4.   1986.........|           4 |           4 |           4 |           1 |           1 |
|  5.   1987.........|          17 |          17 |          17 |           2 |           3 |
|  6.   1988.........|          38 |          43 |          43 |           2 |           2 |
|  7.   1989.........|          24 |          24 |          24 |           2 |           2 |
|  8.   1990.........|           0 |          19 |         358 |           1 |           3 |
|  9.   1991.........|           0 |           0 |          35 |           1 |           0 |
| 10.   1992.........|   X X X X   |           0 |           0 |           0 |           0 |
| 11.   1993.........|   X X X X   |   X X X X   |           0 |           0 |           1 |
 ------------------------------------------------------------------------------------------




             SCHEDULE P - PART 3F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE


- ------------------------------------------------------------------------------------------------------------------------
|          1         |                  Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)        |
|                    |-------------------------------------------------------------------------------------------------|
|    Years in Which  |             |             |             |             |             |             |             |
|     Losses Were    |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|      Incurred      |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|                    |             |             |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |             |             |             |
|  1.   Prior .......|     000     |           0 |           0 |           0 |           0 |           0 |           0 |
|  2.   1984.........|           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  3.   1985.........|   X X X X   |           0 |           0 |         662 |       1,018 |       1,037 |       1,037 |
|  4.   1986.........|   X X X X   |   X X X X   |           0 |          10 |          16 |          32 |          32 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |           0 |           0 |           0 |          24 |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |           0 |           1 |         101 |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |           1 |           9 |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |           1 |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------------------------------------------------


 -------------------------------------------------------------------------------------------
|          1                                                   |     12      |     13      ||
|                     -----------------------------------------|  Number of  |  Number of  ||
|    Years in Which  |             |             |             |   Claims    |   Claims    ||
|     Losses Were    |      9      |     10      |     11      |   Closed    |   Closed    ||
|      Incurred      |    1991     |    1992     |    1993     |  With Loss  |Without Loss ||
|                    |             |             |             |   Payment   |   Payment   ||
|------------------- |-------------|-------------|-------------|-------------|-------------||
|                    |             |             |             |             |             ||
|  1.   Prior .......|           0 |           0 |           0 |           0 |           0 ||
|  2.   1984.........|           0 |           0 |           0 |           0 |           0 ||
|  3.   1985.........|         945 |         945 |         945 |           0 |           0 ||
|  4.   1986.........|          32 |          32 |          32 |           0 |           0 ||
|  5.   1987.........|          24 |          24 |          24 |           0 |           0 ||
|  6.   1988.........|         117 |         120 |         141 |           0 |           0 ||
|  7.   1989.........|          25 |         240 |         255 |           0 |           0 ||
|  8.   1990.........|          10 |          99 |         266 |           0 |           0 ||
|  9.   1991.........|           0 |           4 |           9 |           0 |           0 ||
| 10.   1992.........|   X X X X   |           0 |           3 |           0 |           0 ||
| 11.   1993.........|   X X X X   |   X X X X   |           0 |           0 |           0 ||
 ------------------------------------------------------------------------------------------





               SCHEDULE P - PART 3G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT

                             (ALL PERILS), BOILER AND MACHINERY)


- ------------------------------------------------------------------------------------------------------------------------
|          1         |                  Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)        |
|                    |-------------------------------------------------------------------------------------------------|
|    Years in Which  |             |             |             |             |             |             |             |
|     Losses Were    |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|      Incurred      |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|                    |             |             |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |             |             |             |
|  1.   Prior .......|     000     |       2,200 |       4,449 |       5,842 |       6,581 |       7,221 |       7,453 |
|  2.   1984.........|       9,233 |      12,800 |      13,717 |      14,160 |      14,339 |      14,730 |      14,777 |
|  3.   1985.........|   X X X X   |       8,762 |      14,339 |      16,267 |      17,244 |      18,178 |      18,680 |
|  4.   1986.........|   X X X X   |   X X X X   |      13,767 |      20,949 |      24,613 |      27,333 |      29,370 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |       9,533 |      17,862 |      24,502 |      26,695 |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |       9,231 |      16,454 |      19,180 |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      11,402 |      16,737 |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |       7,945 |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------------------------------------------------



- --------------------- ----------------------------------------------------------------------
|          1         |                                         |     12      |     13      |
|                    |-----------------------------------------|  Number of  |  Number of  |
|    Years in Which  |             |             |             |   Claims    |   Claims    |
|     Losses Were    |      9      |     10      |     11      |   Closed    |   Closed    |
|      Incurred      |    1991     |    1992     |    1993     |  With Loss  |Without Loss |
|                    |             |             |             |   Payment   |   Payment   |
|------------------- |-------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |             |
|  1.   Prior .......|       7,532 |       7,688 |       7,996 |   X X X X   |   X X X X   |
|  2.   1984.........|      14,821 |      14,909 |      14,912 |   X X X X   |   X X X X   |
|  3.   1985.........|      19,100 |      19,025 |      19,068 |   X X X X   |   X X X X   |
|  4.   1986.........|      29,415 |      29,450 |      29,187 |   X X X X   |   X X X X   |
|  5.   1987.........|      27,769 |      28,522 |      28,827 |   X X X X   |   X X X X   |
|  6.   1988.........|      20,912 |      22,588 |      23,225 |   X X X X   |   X X X X   |
|  7.   1989.........|      19,342 |      21,705 |      22,545 |   X X X X   |   X X X X   |
|  8.   1990.........|      14,633 |      16,945 |      18,666 |   X X X X   |   X X X X   |
|  9.   1991.........|       9,730 |      15,533 |      17,363 |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |       5,677 |       8,448 |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |       5,338 |   X X X X   |   X X X X   |
 ------------------------------------------------------------------------------------------







               SCHEDULE P - PART 3H - SECTION 1 - OTHER LIABILITY - OCCURRENCE
- ------------------------------------------------------------------------------------------------------------------------
|          1         |                  Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)        |
|                    |-------------------------------------------------------------------------------------------------|
|    Years in Which  |             |             |             |             |             |             |             |
|     Losses Were    |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|      Incurred      |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|                    |             |             |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |             |             |             |
|  1.   Prior .......|     000     |     117,828 |     220,405 |     307,210 |     370,275 |     431,506 |     478,211 |
|  2.   1984.........|      16,591 |      41,121 |      68,519 |      96,906 |     120,553 |     146,912 |     158,239 |
|  3.   1985.........|   X X X X   |      17,555 |      47,982 |      88,943 |     124,960 |     153,560 |     176,920 |
|  4.   1986.........|   X X X X   |   X X X X   |      18,393 |      45,614 |      82,671 |     120,553 |     150,472 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |      21,818 |      52,420 |      87,499 |     122,123 |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |      10,761 |      27,514 |      48,724 |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |       8,733 |      21,122 |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      11,619 |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------------------------------------------------



- --------------------- ----------------------------------------------------------------------
|          1         |                                         |     12      |     13      |
|                    |-----------------------------------------|  Number of  |  Number of  |
|    Years in Which  |             |             |             |   Claims    |   Claims    |
|     Losses Were    |      9      |     10      |     11      |   Closed    |   Closed    |
|      Incurred      |    1991     |    1992     |    1993     |  With Loss  |Without Loss |
|                    |             |             |             |   Payment   |   Payment   |
|--------------------|-------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |             |
|  1.   Prior .......|     505,896 |     535,285 |     572,654 |       9,075 |      14,011 |
|  2.   1984.........|     167,366 |     173,558 |     178,268 |      25,721 |      13,612 |
|  3.   1985.........|     192,605 |     197,272 |     206,127 |      24,896 |      14,826 |
|  4.   1986.........|     172,690 |     185,334 |     195,092 |      19,607 |      12,343 |
|  5.   1987.........|     157,422 |     173,081 |     190,522 |      16,643 |      11,535 |
|  6.   1988.........|      72,687 |     102,251 |     114,779 |      12,952 |       8,165 |
|  7.   1989.........|      36,345 |      52,958 |      65,520 |       8,305 |       6,058 |
|  8.   1990.........|      25,544 |      48,198 |      65,946 |       8,065 |       6,971 |
|  9.   1991.........|       5,929 |      15,617 |      27,507 |       5,542 |       4,747 |
| 10.   1992.........|   X X X X   |       3,682 |       8,472 |       2,788 |       2,701 |
| 11.   1993.........|   X X X X   |   X X X X   |       3,122 |       1,403 |       1,236 |
 ------------------------------------------------------------------------------------------




             SCHEDULE P - PART 3H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE
- ------------------------------------------------------------------------------------------------------------------------
|          1         |                  Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)        |
|                    |-------------------------------------------------------------------------------------------------|
|    Years in Which  |             |             |             |             |             |             |             |
|     Losses Were    |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|      Incurred      |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|                    |             |             |             |             |             |             |             |
 --------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |             |             |             |
|  1.   Prior .......|     000     |           0 |           0 |           0 |           0 |           0 |           0 |
|  2.   1984.........|           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  3.   1985.........|   X X X X   |           0 |           0 |          29 |          40 |          58 |          72 |
|  4.   1986.........|   X X X X   |   X X X X   |           0 |         209 |         341 |         389 |         328 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |           0 |           0 |           0 |          (6)|
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |          69 |         111 |         218 |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |         248 |         446 |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |         143 |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------------------------------------------------
 Note: Net of salvage and subrogation received.


- --------------------- ----------------------------------------------------------------------
|          1         |                                         |     12      |     13      |
|                    |-----------------------------------------|  Number of  |  Number of  |
|    Years in Which  |             |             |             |   Claims    |   Claims    |
|     Losses Were    |      9      |     10      |     11      |   Closed    |   Closed    |
|      Incurred      |    1991     |    1992     |    1993     |  With Loss  |Without Loss |
|                    |             |             |             |   Payment   |   Payment   |
 --------------------|-------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |             |
|  1.   Prior .......|           0 |           0 |           0 |           0 |           0 |
|  2.   1984.........|           0 |           0 |           0 |           0 |           0 |
|  3.   1985.........|          90 |          88 |          99 |           0 |           0 |
|  4.   1986.........|         393 |         367 |         411 |           1 |           0 |
|  5.   1987.........|          (6)|          (6)|          (6)|           0 |           2 |
|  6.   1988.........|         225 |         626 |         626 |          70 |          41 |
|  7.   1989.........|         640 |         687 |         730 |         126 |          59 |
|  8.   1990.........|         269 |         285 |         949 |          85 |          70 |
|  9.   1991.........|         159 |         234 |         301 |          70 |          83 |
| 10.   1992.........|   X X X X   |          88 |         854 |          59 |          67 |
| 11.   1993.........|   X X X X   |   X X X X   |          85 |          34 |          32 |
 ------------------------------------------------------------------------------------------

   Page       87

Form 2

                       CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF
                       THE UNITED STATES FIDELITY AND GUARANTY COMPANY AND ITS AFFILIATED FIRE AND CASUALTY INSURERS



         SCHEDULE P - PART 3I - SPECIAL PROPERTY (FIRE, ALLIED LINES,
                                INLAND MARINE, EARTHQUAKE, GLASS, BURGLARY
                                AND THEFT)


 -----------------------------------------------------------------------------------------------------------------------
|         1          |                  Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
|                    |--------------------------------------------------------------------------------------------------
|   Years in Which   |             |             |             |             |             |             |             |
|    Losses Were     |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|      Incurred      |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|                    |             |             |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |             |             |             |
|  1.   Prior .......|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  2.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  3.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------------------------------------------------


 ------------------------------------------------------------------------------------------
|         1                                                    |     12      |     13      |
|                    ------------------------------------------|  Number of  |  Number of  |
|   Years in Which  |              |             |             |   Claims    |Claims Closed|
|    Losses Were    |       9      |     10      |     11      | Closed With |   Without   |
|      Incurred     |     1991     |    1992     |    1993     |Loss Payment |Loss Payment |
|                   |              |             |             |             |             |
|-------------------|--------------|-------------|-------------|-------------|-------------|
|                   |              |             |             |             |             |
|  1.   Prior ......|.     000     |      39,918 |      49,120 |   X X X X   |   X X X X   |
|  2.   1992........|.   X X X X   |      47,224 |      71,318 |   X X X X   |   X X X X   |
|  3.   1993........|.   X X X X   |   X X X X   |      51,154 |   X X X X   |   X X X X   |
 ------------------------------------------------------------------------------------------


                         SCHEDULE P - PART 3J - AUTO PHYSICAL DAMAGE

 -----------------------------------------------------------------------------------------------------------------------
|         1          |                  Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
|                    |--------------------------------------------------------------------------------------------------
|   Years in Which   |             |             |             |             |             |             |             |
|    Losses Were     |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|      Incurred      |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|                    |             |             |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |             |             |             |
|  1.   Prior .......|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  2.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  3.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------------------------------------------------


 --------------------------------------------------------------------------------------------
|         1          |                                          |     12      |     13      |
|                    |------------------------------------------|  Number of  |  Number of  |
|   Years in Which   |              |             |             |   Claims    |Claims Closed|
|    Losses Were     |       9      |     10      |     11      | Closed With |   Without   |
|      Incurred      |     1991     |    1992     |    1993     |Loss Payment |Loss Payment |
|                    |              |             |             |             |             |
|--------------------|----------------------------|-------------|-------------|-------------|
|                    |              |             |             |             |             |
|  1.   Prior .......|      000     |      20,750 |      22,009 |         442 |         264 |
|  2.   1992.........|    X X X X   |     131,558 |     148,167 |     100,524 |      24,968 |
|  3.   1993.........|    X X X X   |   X X X X   |     105,665 |      80,138 |      17,119 |
 ------------------------------------------------------------------------------------------





        SCHEDULE P - PART 3K - FIDELITY, SURETY, FINANCIAL GUARANTY, MORTGAGE GUARANTY

 -----------------------------------------------------------------------------------------------------------------------
|         1          |                  Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
|                    |--------------------------------------------------------------------------------------------------
|   Years in Which   |             |             |             |             |             |             |             |
|    Losses Were     |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|      Incurred      |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|                    |             |             |             |             |             |             |             |
|  1.   Prior .......|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  2.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  3.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------------------------------------------------


 --------------------------------------------------------------------------------------------
|         1          |                                          |    12      |     13      |
|                    |------------------------------------------| Number of  |  Number of  |
|   Years in Which   |              |             |             |  Claims    |Claims Closed|
|    Losses Were     |       9      |     10      |     11      |Closed With |   Without   |
|      Incurred      |     1991     |    1992     |    1993     |Loss Payment|Loss Payment |
|                    |              |             |             |            |             |
- ---------------------|----------------------------|-------------|------------|-------------|
|                    |              |             |             |            |             |
|  1.   Prior .......|      000     |      16,673 |      31,956 |   X X X X  |    X X X X  |
|  2.   1992.........|    X X X X   |       2,960 |      30,157 |   X X X X  |    X X X X  |
|  3.   1993.........|    X X X X   |   X X X X   |       8,254 |   X X X X  |    X X X X  |
 --------------------------------------------------------------------------------------------




                              SCHEDULE P - PART 3L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)

 -----------------------------------------------------------------------------------------------------------------------
|         1          |                  Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
|                    |--------------------------------------------------------------------------------------------------
|   Years in Which   |             |             |             |             |             |             |             |
|    Losses Were     |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|      Incurred      |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|                    |             |             |             |             |             |             |             |
|
|  1.   Prior .......|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  2.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  3.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------------------------------------------------


 --------------------------------------------------------------------------------------------
|         1          |                                          |     12      |     13      |
|                    |------------------------------------------|  Number of  |  Number of  |
|   Years in Which   |              |             |             |   Claims    |Claims Closed|
|    Losses Were     |       9      |     10      |     11      | Closed With |   Without   |
|      Incurred      |     1991     |    1992     |    1993     |Loss Payment |Loss Payment |
|                    |              |             |             |             |             |
- ---------------------------------------------------------------------------------------------
|                    |              |             |             |
|  1.   Prior .......|      000     |          69 |         108 |   X X X X   |   X X X X   |
|  2.   1992.........|    X X X X   |           0 |           0 |   X X X X   |   X X X X   |
|  3.   1993.........|    X X X X   |   X X X X   |           0 |   X X X X   |   X X X X   |
 ------------------------------------------------------------------------------------------





                             SCHEDULE P - PART 3M - INTERNATIONAL


 -----------------------------------------------------------------------------------------------------------------------
|         1          |                  Cumulative Paid Losses and Allocated Expenses at Year End (000 omitted)
|                    |--------------------------------------------------------------------------------------------------
|   Years in Which   |             |             |             |             |             |             |             |
|    Losses Were     |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|      Incurred      |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|                    |             |             |             |             |             |             |             |
- ------------------------------------------------------------------------------------------------------------------|
|  1.   Prior .......|     000     |           0 |           0 |           0 |           0 |           0 |           0 |
|  2.   1984.........|           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  3.   1985.........|   X X X X   |           0 |           0 |           0 |           0 |           0 |           0 |
|  4.   1986.........|   X X X X   |   X X X X   |           0 |           0 |           0 |           0 |           0 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |           0 |           0 |           0 |           0 |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |       4,610 |      10,615 |      12,406 |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |       3,850 |       8,531 |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |       3,585 |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------------------------------------------------
 Note: Net of salvage and subrogation received.

 ---------------------------------------------------------------------------------------------
|         1          |                                          |     12      |     13      |
|                    |------------------------------------------|  Number of  |  Number of  |
|   Years in Which   |              |             |             |   Claims    |Claims Closed|
|    Losses Were     |       9      |     10      |     11      | Closed With |   Without   |
|      Incurred      |     1991     |    1992     |    1993     |Loss Payment |Loss Payment |
|                    |---------------------------------------------------------------------
|  1.   Prior .......|            0 |           0 |           0 |   X X X X   |   X X X X   |
|  2.   1984.........|            0 |           0 |           0 |   X X X X   |   X X X X   |
|  3.   1985.........|            0 |           0 |           0 |   X X X X   |   X X X X   |
|  4.   1986.........|            0 |           0 |           0 |   X X X X   |   X X X X   |
|  5.   1987.........|            0 |           0 |           0 |   X X X X   |   X X X X   |
|  6.   1988.........|       13,164 |      13,562 |      13,619 |   X X X X   |   X X X X   |
|  7.   1989.........|        9,812 |      10,323 |      10,358 |   X X X X   |   X X X X   |
|  8.   1990.........|        8,889 |      10,293 |      10,486 |   X X X X   |   X X X X   |
|  9.   1991.........|        4,478 |       6,649 |       7,364 |   X X X X   |   X X X X   |
| 10.   1992.........|    X X X X   |       1,232 |       2,920 |   X X X X   |   X X X X   |
| 11.   1993.........|    X X X X   |   X X X X   |         355 |   X X X X   |   X X X X   |
 ------------------------------------------------------------------------------------------



 Page       88

Form 2

                       CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNITED STATES FIDELITY AND GUARANTY COMPANY AND ITS AFFILIATED FIRE AND CASUALTY INSURERS




                             SCHEDULE P - PART 3N - REINSURANCE A


 -----------------------------------------------------------------------------------------------------------------------
|        1           |        Cumulative Paid Losses and Allocated Expenses at Year End (000 Omitted)
|                    |--------------------------------------------------------------------------------------------------
|   Years in Which   |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were     |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|     Incurred       |             |             |             |             |             |             |             |
|                    |             |             |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
                                                                                                                       |
|  1.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |       2,283 |       4,302 |       5,753 |
|  2.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |       5,873 |       8,625 |
|  3.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |       4,784 |
|  4.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  5.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  6.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------------------------------------------------


 ------------------------------------------------------------------------------------------
|        1                                                     |     12      |     13      |
|                     -----------------------------------------|  Number of  |  Number of  |
|   Years in Which   |      9      |     10      |     11      |   Claims    |   Claims    |
|    Losses Were     |    1991     |    1992     |    1993     |   Closed    |   Closed    |
|     Incurred       |             |             |             |  With Loss  |Without Loss |
|                    |             |             |             |   Payment   |   Payment   |
|--------------------|-------------|-------------|-------------|-------------|-------------|
|  1.   1988.........|       6,950 |       9,296 |      10,510 |   X X X X   |   X X X X   |
|  2.   1989.........|      10,264 |      11,671 |      12,053 |   X X X X   |   X X X X   |
|  3.   1990.........|       6,108 |       9,592 |       9,867 |   X X X X   |   X X X X   |
|  4.   1991.........|       1,301 |       4,570 |       5,463 |   X X X X   |   X X X X   |
|  5.   1992.........|   X X X X   |       6,875 |       2,140 |   X X X X   |   X X X X   |
|  6.   1993.........|   X X X X   |   X X X X   |       1,083 |   X X X X   |   X X X X   |
 ------------------------------------------------------------------------------------------




                             SCHEDULE P - PART 3O - REINSURANCE B

 -----------------------------------------------------------------------------------------------------------------------
|        1           |        Cumulative Paid Losses and Allocated Expenses at Year End (000 Omitted)
|                    |--------------------------------------------------------------------------------------------------
|   Years in Which   |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were     |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|     Incurred       |             |             |             |             |             |             |             |
|                    |             |             |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |             |             |             |
|  1.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |       1,108 |       2,954 |       3,793 |
|  2.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |      10,817 |      11,867 |
|  3.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |       1,567 |
|  4.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  5.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  6.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------------------------------------------------


 -------------------------------------------------------------------------------------------
|        1                                                     |     12      |     13      |
|                     -----------------------------------------|  Number of  |  Number of  |
|   Years in Which   |      9      |     10      |     11      |   Claims    |   Claims    |
|    Losses Were     |    1991     |    1992     |    1993     |   Closed    |   Closed    |
|     Incurred       |             |             |             |  With Loss  |Without Loss |
|                    |             |             |             |   Payment   |   Payment   |
|--------------------|-------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |             |
|  1.   1988.........|       4,770 |       5,650 |       6,476 |   X X X X   |   X X X X   |
|  2.   1989.........|      12,902 |      13,472 |      13,773 |   X X X X   |   X X X X   |
|  3.   1990.........|       2,232 |       6,826 |       7,073 |   X X X X   |   X X X X   |
|  4.   1991.........|         402 |       1,555 |       2,022 |   X X X X   |   X X X X   |
|  5.   1992.........|   X X X X   |      10,626 |      10,354 |   X X X X   |   X X X X   |
|  6.   1993.........|   X X X X   |   X X X X   |         485 |   X X X X   |   X X X X   |
 ------------------------------------------------------------------------------------------







                             SCHEDULE P - PART 3P - REINSURANCE C

 -----------------------------------------------------------------------------------------------------------------------
|        1           |        Cumulative Paid Losses and Allocated Expenses at Year End (000 Omitted)
|                    |--------------------------------------------------------------------------------------------------
|   Years in Which   |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were     |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|     Incurred       |             |             |             |             |             |             |             |
|                    |             |             |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |             |             |             |
|  1.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |           0 |         200 |         200 |
|  2.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |           0 |           0 |
|  3.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |           0 |
|  4.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  5.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
|  6.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------------------------------------------------


 --------------------------------------------------------------------------------------------
|        1           |                                         |     12      |     13      |
|                    |-----------------------------------------|  Number of  |  Number of  |
|   Years in Which   |      9      |     10      |     11      |   Claims    |   Claims    |
|    Losses Were     |    1991     |    1992     |    1993     |   Closed    |   Closed    |
|     Incurred       |             |             |             |  With Loss  |Without Loss |
|                    |             |             |             |   Payment   |   Payment   |
|--------------------|-------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |             |
|  1.   1988.........|         200 |         200 |         401 |   X X X X   |   X X X X   |
|  2.   1989.........|           0 |           0 |           0 |   X X X X   |   X X X X   |
|  3.   1990.........|           0 |           0 |           0 |   X X X X   |   X X X X   |
|  4.   1991.........|           0 |           0 |           0 |   X X X X   |   X X X X   |
|  5.   1992.........|   X X X X   |           0 |           0 |   X X X X   |   X X X X   |
|  6.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 ------------------------------------------------------------------------------------------





                             SCHEDULE P - PART 3Q - REINSURANCE D
 -----------------------------------------------------------------------------------------------------------------------
|        1           |        Cumulative Paid Losses and Allocated Expenses at Year End (000 Omitted)
|                    |--------------------------------------------------------------------------------------------------
|   Years in Which   |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were     |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|     Incurred       |             |             |             |             |             |             |             |
|                    |             |             |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |             |             |             |
|  1.   Prior .......|     000     |           0 |           0 |           0 |           0 |           0 |           0 |
|  2.   1984.........|     (27,008)|     (25,173)|     (24,786)|     (24,448)|     (24,335)|     (23,634)|       2,942 |
|  3.   1985.........|   X X X X   |       1,856 |      11,761 |      17,564 |      18,244 |      18,601 |      18,927 |
|  4.   1986.........|   X X X X   |   X X X X   |       8,482 |      20,448 |      24,661 |      26,542 |      27,789 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |    (119,003)|    (150,152)|    (152,812)|      27,625 |
 -----------------------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------------------------------------
|        1           |                                         |     12      |     13      |
|                    |-----------------------------------------|  Number of  |  Number of  |
|   Years in Which   |      9      |     10      |     11      |   Claims    |   Claims    |
|    Losses Were     |    1991     |    1992     |    1993     |   Closed    |   Closed    |
|     Incurred       |             |             |             |  With Loss  |Without Loss |
|                    |             |             |             |   Payment   |   Payment   |
|--------------------|-------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |             |
|  1.   Prior .......|           0 |           0 |           0 |   X X X X   |   X X X X   |
|  2.   1984.........|       2,958 |       2,903 |       2,901 |   X X X X   |   X X X X   |
|  3.   1985.........|      19,025 |      18,879 |      18,478 |   X X X X   |   X X X X   |
|  4.   1986.........|      28,421 |      29,168 |      28,682 |   X X X X   |   X X X X   |
|  5.   1987.........|      28,886 |      29,549 |      29,830 |   X X X X   |   X X X X   |
- --------------------------------------------------------------------------------------------



              SCHEDULE P - PART 3R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE

 ------------------------------------------------------------------------------------------------------------------------
|        1           |        Cumulative Paid Losses and Allocated Expenses at Year End (000 Omitted)
|                    |--------------------------------------------------------------------------------------------------
|   Years in Which   |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were     |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|     Incurred       |             |             |             |             |             |             |             |
|                    |             |             |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |             |             |             |
|  1.   Prior .......|     000     |      12,496 |      22,105 |      34,509 |      49,032 |      62,402 |      76,730 |
|  2.   1984.........|         944 |       2,618 |       7,065 |      11,564 |      13,654 |      18,600 |      21,284 |
|  3.   1985.........|   X X X X   |         692 |       2,067 |       5,349 |      10,599 |      15,704 |      20,191 |
|  4.   1986.........|   X X X X   |   X X X X   |         535 |       1,397 |       3,706 |       8,522 |      13,765 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |       1,046 |       3,165 |       6,478 |      13,019 |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |         168 |       2,599 |       6,118 |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |         375 |       2,727 |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |         459 |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------------------------------------------------


 --------------------------------------------------------------------------------------------
|        1           |                                         |     12      |     13      |
|                    |-----------------------------------------|  Number of  |  Number of  |
|   Years in Which   |      9      |     10      |     11      |   Claims    |   Claims    |
|    Losses Were     |    1991     |    1992     |    1993     |   Closed    |   Closed    |
|     Incurred       |             |             |             |  With Loss  |Without Loss |
|                    |             |             |             |   Payment   |   Payment   |
|--------------------|-------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |             |
|  1.   Prior .......|      88,637 |      96,792 |     100,560 |         934 |       5,607 |
|  2.   1984.........|      22,971 |      24,114 |      25,233 |         800 |         623 |
|  3.   1985.........|      22,232 |      23,153 |      24,247 |         807 |         667 |
|  4.   1986.........|      18,809 |      21,089 |      24,179 |         627 |         693 |
|  5.   1987.........|      19,099 |      22,219 |      23,955 |         523 |         583 |
|  6.   1988.........|      10,643 |      12,598 |      15,102 |         420 |         410 |
|  7.   1989.........|       5,374 |       8,197 |      11,508 |         481 |         464 |
|  8.   1990.........|       1,290 |       2,326 |       4,785 |         472 |         437 |
|  9.   1991.........|         434 |       1,152 |       4,246 |         258 |         250 |
| 10.   1992.........|   X X X X   |         205 |         559 |         114 |         227 |
| 11.   1993.........|   X X X X   |   X X X X   |       1,218 |          87 |          55 |
 ------------------------------------------------------------------------------------------





             SCHEDULE P - PART 3R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE

 -----------------------------------------------------------------------------------------------------------------------
|        1           |        Cumulative Paid Losses and Allocated Expenses at Year End (000 Omitted)
|                    |--------------------------------------------------------------------------------------------------
|   Years in Which   |      2      |      3      |      4      |      5      |      6      |      7      |      8      |
|    Losses Were     |    1984     |    1985     |    1986     |    1987     |    1988     |    1989     |    1990     |
|     Incurred       |             |             |             |             |             |             |             |
|                    |             |             |             |             |             |             |             |
|--------------------|-------------|-------------|-------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |             |             |             |
|  1.   Prior .......|     000     |           0 |           0 |           0 |           0 |           0 |           0 |
|  2.   1984.........|           0 |           0 |           0 |           0 |           0 |           0 |           0 |
|  3.   1985.........|   X X X X   |           0 |           0 |           0 |           0 |           0 |           0 |
|  4.   1986.........|   X X X X   |   X X X X   |           0 |           0 |           0 |           0 |           0 |
|  5.   1987.........|   X X X X   |   X X X X   |   X X X X   |           0 |           0 |           0 |           0 |
|  6.   1988.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |           1 |           5 |          13 |
|  7.   1989.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |           0 |           4 |
|  8.   1990.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |          20 |
|  9.   1991.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 10.   1992.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
| 11.   1993.........|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |
 -----------------------------------------------------------------------------------------------------------------------
 Note: Net of salvage and subrogation received.

 -------------------------------------------------------------------------------------------
|        1           |                                         |     12      |     13      |
|                    |-----------------------------------------|  Number of  |  Number of  |
|   Years in Which   |      9      |     10      |     11      |   Claims    |   Claims    |
|    Losses Were     |    1991     |    1992     |    1993     |   Closed    |   Closed    |
|     Incurred       |             |             |             |  With Loss  |Without Loss |
|                    |             |             |             |   Payment   |   Payment   |
|--------------------|-------------|-------------|-------------|-------------|-------------|
|                    |             |             |             |             |             |
|  1.   Prior .......|           0 |           0 |           0 |           0 |           0 |
|  2.   1984.........|           0 |           0 |           0 |           0 |           0 |
|  3.   1985.........|           0 |           0 |           0 |           0 |           0 |
|  4.   1986.........|           0 |           0 |           0 |           0 |           0 |
|  5.   1987.........|           0 |           0 |           0 |           0 |           0 |
|  6.   1988.........|          13 |          13 |          13 |           4 |           2 |
|  7.   1989.........|          18 |          18 |          18 |           1 |           1 |
|  8.   1990.........|         170 |         291 |         426 |           5 |           3 |
|  9.   1991.........|          21 |          55 |         167 |           4 |           7 |
| 10.   1992.........|   X X X X   |           7 |          31 |           1 |           5 |
| 11.   1993.........|   X X X X   |   X X X X   |          20 |           0 |           2 |
 ------------------------------------------------------------------------------------------



 Page           89

Form 2

                       CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNITED STATES FIDELITY AND GUARANTY COMPANY AND ITS AFFILIATED FIRE AND CASUALTY INSURERS



                         SCHEDULE P - PART 4A - HOMEOWNERS/FARMOWNERS

 ------------------------------------------------------------------------------------------------------------------------------
|              1              |BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END
|                             |(000 OMITTED)
|                             |------------------------------------------------------------------------------------------------
|        Years in Which       |               |               |               |               |               |               |
|          Losses Were        |       2       |       3       |       4       |       5       |       6       |       7       |
|           Incurred          |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
|                             |               |               |               |               |               |               |
|  1.     Prior ..............|         8,408 |         4,501 |         1,090 |           531 |           307 |           264 |
|  2.     1984................|        14,690 |         3,627 |         1,780 |           819 |           276 |            73 |
|  3.     1985................|    X X X X    |        21,677 |         3,598 |         2,218 |         1,424 |           489 |
|  4.     1986................|    X X X X    |    X X X X    |        26,818 |         8,442 |         6,075 |         3,916 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |        34,155 |        14,953 |        10,076 |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |        26,295 |         8,421 |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |        29,666 |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------------------------------------------------------


 ---------------------------------------------------------------------------------------------
|              1             |                                                               |
|                            |---------------------------------------------------------------|
|        Years in Which      |               |               |               |               |
|          Losses Were       |       8       |       9       |      10       |      11       |
|           Incurred         |     1990      |     1991      |     1992      |     1993      |
|                            |               |               |               |               |
|----------------------------|---------------|---------------|---------------|---------------|
|                            |               |               |               |               |
|  1.     Prior .............|.          275 |           115 |            52 |             8 |
|  2.     1984...............|.          165 |           129 |            82 |            48 |
|  3.     1985...............|.          534 |           200 |           234 |           159 |
|  4.     1986...............|.        2,588 |         1,079 |           763 |           516 |
|  5.     1987...............|.        6,872 |         2,075 |         1,617 |         1,208 |
|  6.     1988...............|.        5,420 |         2,061 |         1,322 |           716 |
|  7.     1989...............|.        7,917 |         3,082 |         2,177 |           918 |
|  8.     1990...............|.       23,709 |         5,481 |         3,249 |         1,085 |
|  9.     1991...............|.   X X X X    |        23,758 |         5,380 |         2,233 |
| 10.     1992...............|.   X X X X    |    X X X X    |        21,121 |         4,065 |
| 11.     1993...............|.   X X X X    |    X X X X    |    X X X X    |        13,203 |
 ---------------------------------------------------------------------------------------------




               SCHEDULE P - PART 4B - PRIVATE PASSENGER AUTO LIABILITY/MEDICAL

 ------------------------------------------------------------------------------------------------------------------------------
|              1              |BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END
|                             |(000 OMITTED)
|                             |------------------------------------------------------------------------------------------------
|        Years in Which       |               |               |               |               |               |               |
|          Losses Were        |       2       |       3       |       4       |       5       |       6       |       7       |
|           Incurred          |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
|                             |               |               |               |               |               |               |
|  1.     Prior ..............|        40,853 |        23,930 |        10,084 |         4,748 |         3,474 |         1,568 |
|  2.     1984................|        68,284 |        28,845 |        14,844 |         5,790 |         3,853 |         2,381 |
|  3.     1985................|    X X X X    |        76,623 |        33,084 |        13,453 |         7,756 |         4,835 |
|  4.     1986................|    X X X X    |    X X X X    |       100,864 |        44,855 |        25,884 |         8,775 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |       103,612 |        47,271 |        24,394 |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |        95,979 |        47,928 |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |       111,634 |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------
|              1              |                                                               |
|                             |---------------------------------------------------------------|
|                             |               |               |               |               |
|        Years in Which       |       8       |       9       |      10       |      11       |
|          Losses Were        |     1990      |     1991      |     1992      |     1993      |
|           Incurred          |               |               |               |               |
|                             |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|
|                             |               |               |               |               |
|  1.     Prior ..............|         1,054 |           822 |           785 |         6,468 |
|  2.     1984................|         1,076 |           654 |           784 |           392 |
|  3.     1985................|         2,605 |         1,133 |         7,293 |         4,015 |
|  4.     1986................|         4,734 |         2,021 |         6,250 |         4,162 |
|  5.     1987................|        12,635 |         4,094 |         6,719 |         4,856 |
|  6.     1988................|        24,340 |         7,862 |        12,097 |         8,460 |
|  7.     1989................|        54,405 |        19,073 |        11,678 |         5,459 |
|  8.     1990................|       135,402 |        57,174 |        23,091 |        11,912 |
|  9.     1991................|    X X X X    |       153,113 |        65,878 |        28,461 |
| 10.     1992................|    X X X X    |    X X X X    |       103,343 |        48,345 |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |        79,287 |
 ---------------------------------------------------------------------------------------------








                SCHEDULE P - PART 4C - COMMERCIAL AUTO/TRUCK LIABILITY/MEDICAL

 ------------------------------------------------------------------------------------------------------------------------------
|              1             |BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END
|                            |(000 OMITTED)
|                            |------------------------------------------------------------------------------------------------
|        Years in Which      |               |               |               |               |               |               |
|          Losses Were       |       2       |       3       |       4       |       5       |       6       |       7       |
|           Incurred         |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|                            |               |               |               |               |               |               |
- ----------------------------------------------------------------------------------------------|--------------|---------------|
|  1.     Prior ...........  |        59,301 |        47,117 |        20,750 |         4,324 |         3,432 |         2,698 |
|  2.     1984...............|        84,676 |        53,041 |        26,692 |        11,429 |         4,044 |         3,198 |
|  3.     1985...............|    X X X X    |       113,446 |        60,304 |        27,174 |        10,184 |         6,271 |
|  4.     1986...............|    X X X X    |    X X X X    |       202,473 |       112,979 |        51,470 |        15,808 |
|  5.     1987...............|    X X X X    |    X X X X    |    X X X X    |       248,615 |       133,340 |        59,272 |
|  6.     1988...............|    X X X X    |    X X X X    |    X X X X    |    X X X X    |       149,682 |        82,498 |
|  7.     1989...............|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |       178,608 |
|  8.     1990...............|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  9.     1991...............|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 10.     1992...............|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 11.     1993...............|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------------------------------------------------------


 ---------------------------------------------------------------------------------------------
|              1             |                                                               |
|                            |---------------------------------------------------------------|
|                            |               |               |               |               |
|        Years in Which      |       8       |       9       |      10       |      11       |
|          Losses Were       |     1990      |     1991      |     1992      |     1993      |
|           Incurred         |               |               |               |               |
 --------------------------------------------|---------------|---------------|---------------|
|  1.     Prior ...........  |         1,914 |         3,598 |         3,269 |         2,001 |
|  2.     1984...............|         1,586 |         1,485 |         1,731 |         1,865 |
|  3.     1985...............|         3,557 |         2,446 |         2,725 |         2,960 |
|  4.     1986...............|        21,272 |         4,655 |         3,884 |         3,241 |
|  5.     1987...............|        29,793 |         9,555 |         6,531 |         7,344 |
|  6.     1988...............|        51,411 |        15,394 |         8,560 |         5,279 |
|  7.     1989...............|        70,725 |        39,054 |        23,430 |        11,156 |
|  8.     1990...............|       152,903 |        89,729 |        45,468 |        18,673 |
|  9.     1991...............|    X X X X    |       150,745 |        82,270 |        37,108 |
| 10.     1992...............|    X X X X    |    X X X X    |       117,172 |        51,518 |
| 11.     1993...............|    X X X X    |    X X X X    |    X X X X    |        80,775 |
 --------------------------------------------------------------------------------------------





                         SCHEDULE P - PART 4D - WORKERS' COMPENSATION

 ------------------------------------------------------------------------------------------------------------------------------
|              1              |BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END
|                             |(000 OMITTED)
|                             |------------------------------------------------------------------------------------------------
|        Years in Which       |               |               |               |               |               |               |
|          Losses Were        |       2       |       3       |       4       |       5       |       6       |       7       |
|           Incurred          |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|                             |               |               |               |               |               |               |
|---------------------------------------------------------------------------------------------|---------------|---------------|
|                             |               |               |               |               |               |               |
|  1.     Prior ..............|       137,202 |        86,094 |        41,049 |        28,509 |        24,853 |        42,879 |
|  2.     1984................|       138,587 |        75,358 |        38,284 |        16,841 |        11,316 |        11,511 |
|  3.     1985................|    X X X X    |       190,788 |        88,806 |        31,769 |        19,387 |        19,052 |
|  4.     1986................|    X X X X    |    X X X X    |       256,925 |       146,642 |        72,609 |        45,722 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |       225,586 |       100,780 |        54,322 |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |       217,855 |        95,573 |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |       240,622 |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------
|              1              |                                                               |
|                             |---------------------------------------------------------------|
|                             |               |               |               |               |
|        Years in Which       |       8       |       9       |      10       |      11       |
|          Losses Were        |     1990      |     1991      |     1992      |     1993      |
|           Incurred          |               |               |               |               |
|                             |               |               |               |               |
|---------------------------------------------|---------------|---------------|---------------|
|                             |               |               |               |               |
|  1.     Prior ..............|        48,345 |        71,429 |        89,513 |       127,475 |
|  2.     1984................|        14,574 |        18,760 |        23,503 |        31,073 |
|  3.     1985................|        23,741 |        29,136 |        33,745 |        51,253 |
|  4.     1986................|        28,594 |        30,038 |        28,176 |        52,740 |
|  5.     1987................|        50,283 |        39,361 |        34,549 |        61,164 |
|  6.     1988................|        79,054 |        54,422 |        46,533 |        60,793 |
|  7.     1989................|       124,810 |       116,610 |        81,195 |        91,398 |
|  8.     1990................|       258,997 |       128,726 |       100,789 |        99,092 |
|  9.     1991................|    X X X X    |       167,039 |       142,657 |        84,057 |
| 10.     1992................|    X X X X    |    X X X X    |       109,895 |        66,943 |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |        67,534 |
- ----------------------------------------------------------------------------------------------





                       SCHEDULE P - PART 4E - COMMERCIAL MULTIPLE PERIL
 ------------------------------------------------------------------------------------------------------------------------------
|              1              |BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END
|                             |(000 OMITTED)
|                             |------------------------------------------------------------------------------------------------
|        Years in Which       |               |               |               |               |               |               |
|          Losses Were        |       2       |       3       |       4       |       5       |       6       |       7       |
|           Incurred          |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|                             |               |               |               |               |               |               |
|---------------------------------------------------------------------------------------------|---------------|---------------|
|                             |               |               |               |               |               |               |
|  1.     Prior ..............|        42,870 |        26,354 |        20,390 |        15,671 |        11,295 |         8,768 |
|  2.     1984................|        38,390 |        23,862 |        18,284 |        10,922 |         8,617 |         6,842 |
|  3.     1985................|    X X X X    |        59,058 |        33,833 |        20,461 |        14,944 |        12,074 |
|  4.     1986................|    X X X X    |    X X X X    |        70,183 |        33,146 |        21,992 |        18,627 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |        79,374 |        34,475 |        27,072 |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |       181,058 |       117,500 |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |       272,787 |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------------------------------------------------------



 -----------------------------------------------------------------------------------------------
|              1              |                                                               |
|                             |---------------------------------------------------------------|
|                             |               |               |               |               |
|        Years in Which       |       8       |       9       |      10       |      11       |
|          Losses Were        |     1990      |     1991      |     1992      |     1993      |
|           Incurred          |               |               |               |               |
|                             |               |               |               |               |
|---------------------------------------------|---------------|---------------|---------------|
|                             |               |               |               |               |
|  1.     Prior ..............|         6,818 |         6,846 |         4,331 |         5,982 |
|  2.     1984................|         4,807 |         5,022 |         2,872 |         2,417 |
|  3.     1985................|         8,356 |         6,673 |         4,514 |         3,309 |
|  4.     1986................|        13,659 |        10,074 |         6,226 |         4,622 |
|  5.     1987................|        42,558 |         8,503 |        12,476 |        10,554 |
|  6.     1988................|        83,612 |        47,275 |        42,361 |        29,455 |
|  7.     1989................|       184,073 |       117,913 |        70,317 |        57,597 |
|  8.     1990................|       240,641 |       194,651 |       139,082 |        91,692 |
|  9.     1991................|    X X X X    |       234,305 |       176,395 |       123,218 |
| 10.     1992................|    X X X X    |    X X X X    |       225,071 |       146,435 |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |       181,370 |
 ----------------------------------------------------------------------------------------------


 Page           90

Form 2

                       CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNITED STATES FIDELITY AND GUARANTY COMPANY AND ITS AFFILIATED FIRE AND CASUALTY INSURERS



             SCHEDULE P - PART 4F - SECTION 1 - MEDICAL MALPRACTICE - OCCURRENCE


 ------------------------------------------------------------------------------------------------------------------------------
|              1              |BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR-END
|                             |(000 omitted)
|                             |------------------------------------------------------------------------------------------------
|        Years in Which       |               |               |               |               |               |               |
|          Losses Were        |       2       |       3       |       4       |       5       |       6       |       7       |
|           Incurred          |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
|                             |               |               |               |               |               |               |
|  1.     Prior ..............|        26,512 |        21,939 |        12,255 |         7,399 |         6,807 |         4,825 |
|  2.     1984................|         9,269 |         6,853 |         5,085 |         3,864 |         4,478 |         3,429 |
|  3.     1985................|    X X X X    |         9,518 |         9,830 |         5,261 |         1,978 |         1,853 |
|  4.     1986................|    X X X X    |    X X X X    |            68 |            (4)|             0 |             1 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |             0 |            96 |             1 |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |           165 |             4 |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |             2 |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------------------------------------------------------



 ---------------------------------------------------------------------------------------------
|              1                                                                              |
|                             ----------------------------------------------------------------|
|        Years in Which       |               |               |               |               |
|          Losses Were        |       8       |       9       |      10       |      11       |
|           Incurred          |     1990      |     1991      |     1992      |     1993      |
|                             |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|
|                             |               |               |               |               |
|  1.     Prior ..............|         4,995 |         3,133 |         1,610 |         4,848 |
|  2.     1984................|         2,997 |         1,630 |         1,254 |           866 |
|  3.     1985................|         1,491 |           944 |           730 |           519 |
|  4.     1986................|             0 |             0 |             0 |             0 |
|  5.     1987................|             0 |             0 |             0 |             0 |
|  6.     1988................|             9 |             0 |             0 |             0 |
|  7.     1989................|             4 |             0 |             0 |             0 |
|  8.     1990................|             5 |             0 |            88 |             0 |
|  9.     1991................|    X X X X    |             3 |             0 |             0 |
| 10.     1992................|    X X X X    |    X X X X    |             0 |             0 |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |             0 |
 ---------------------------------------------------------------------------------------------






             SCHEDULE P - PART 4F - SECTION 2 - MEDICAL MALPRACTICE - CLAIMS-MADE

 ------------------------------------------------------------------------------------------------------------------------------
|              1              |BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR-END
|                             |(000 omitted)
|                             |------------------------------------------------------------------------------------------------
|        Years in Which       |               |               |               |               |               |               |
|          Losses Were        |       2       |       3       |       4       |       5       |       6       |       7       |
|           Incurred          |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
|                             |               |               |               |               |               |               |
|  1.     Prior ..............|             0 |             0 |             0 |             0 |             0 |             0 |
|  2.     1984................|             0 |             0 |             0 |             0 |             0 |             0 |
|  3.     1985................|    X X X X    |             0 |             0 |           134 |             1 |             0 |
|  4.     1986................|    X X X X    |    X X X X    |             0 |             4 |             4 |             0 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |             0 |             0 |            94 |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |             0 |           163 |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |           161 |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------------------------------------------------------



 ---------------------------------------------------------------------------------------------|
|              1                                                                              |
|                                                                                             |
|                             ----------------------------------------------------------------|
|        Years in Which       |               |               |               |               |
|          Losses Were        |       8       |       9       |      10       |      11       |
|           Incurred          |     1990      |     1991      |     1992      |     1993      |
|                             |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|
|                             |               |               |               |               |
|  1.     Prior ..............|             0 |             0 |             0 |             0 |
|  2.     1984................|             0 |             0 |             0 |             0 |
|  3.     1985................|             0 |             0 |             0 |             0 |
|  4.     1986................|             0 |             0 |             0 |             0 |
|  5.     1987................|            88 |            64 |            55 |            24 |
|  6.     1988................|           280 |             0 |             0 |             0 |
|  7.     1989................|           129 |             0 |             0 |             0 |
|  8.     1990................|            73 |            30 |             0 |             0 |
|  9.     1991................|    X X X X    |           212 |           200 |            97 |
| 10.     1992................|    X X X X    |    X X X X    |           177 |           135 |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |            40 |
 ---------------------------------------------------------------------------------------------





               SCHEDULE P - PART 4G - SPECIAL LIABILITY (OCEAN MARINE, AIRCRAFT

                             (ALL PERILS), BOILER AND MACHINERY)


 ------------------------------------------------------------------------------------------------------------------------------
|              1              |BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR-END
|                             |(000 omitted)
|                             |------------------------------------------------------------------------------------------------
|        Years in Which       |               |               |               |               |               |               |
|          Losses Were        |       2       |       3       |       4       |       5       |       6       |       7       |
|           Incurred          |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
|                             |               |               |               |               |               |               |
|  1.     Prior ..............|         1,152 |         1,376 |           695 |           296 |           280 |           193 |
|  2.     1984................|         2,365 |           962 |           178 |            60 |             0 |             0 |
|  3.     1985................|    X X X X    |         3,931 |           966 |           333 |           200 |            55 |
|  4.     1986................|    X X X X    |    X X X X    |         8,647 |         3,035 |         1,998 |         1,619 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |        11,245 |         5,428 |         3,595 |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |        11,836 |         3,750 |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |         7,701 |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------------------------------------------------------



 ---------------------------------------------------------------------------------------------|
|              1                                                                              |
|                                                                                             |
|                             ----------------------------------------------------------------|
|        Years in Which       |               |               |               |               |
|          Losses Were        |       8       |       9       |      10       |      11       |
|           Incurred          |     1990      |     1991      |     1992      |     1993      |
|                             |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|
|                             |               |               |               |               |
|  1.     Prior ..............|             0 |             0 |             4 |             4 |
|  2.     1984................|             0 |             0 |             8 |             8 |
|  3.     1985................|            22 |             2 |             0 |             0 |
|  4.     1986................|           823 |           165 |           125 |           215 |
|  5.     1987................|         1,491 |           367 |           383 |           863 |
|  6.     1988................|         1,624 |           353 |           189 |           771 |
|  7.     1989................|         1,995 |           617 |           294 |           453 |
|  8.     1990................|         6,682 |         1,759 |         1,050 |           189 |
|  9.     1991................|    X X X X    |         5,660 |         2,064 |           318 |
| 10.     1992................|    X X X X    |    X X X X    |         4,727 |           547 |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |         3,631 |
 ---------------------------------------------------------------------------------------------





               SCHEDULE P - PART 4H - SECTION 1 - OTHER LIABILITY - OCCURRENCE


 ------------------------------------------------------------------------------------------------------------------------------
|              1              |BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR-END
|                             |(000 omitted)
|                             |------------------------------------------------------------------------------------------------
|        Years in Which       |               |               |               |               |               |               |
|          Losses Were        |       2       |       3       |       4       |       5       |       6       |       7       |
|           Incurred          |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
|                             |               |               |               |               |               |               |
|  1.     Prior ..............|       179,088 |       148,377 |       101,181 |        65,292 |        52,245 |        40,610 |
|  2.     1984................|        97,898 |        74,206 |        56,747 |        40,196 |        30,886 |        26,244 |
|  3.     1985................|    X X X X    |       140,056 |        95,657 |        65,153 |        52,126 |        41,785 |
|  4.     1986................|    X X X X    |    X X X X    |       218,982 |       188,844 |       140,570 |        76,095 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |       255,083 |       201,512 |       128,329 |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |       188,732 |       130,153 |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |       124,748 |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------------------------------------------------------


 ----------------------------------------------------------------------------------------------|
|              1                                                                               |
|                                                                                              |
|                              ----------------------------------------------------------------|
|        Years in Which        |               |               |               |               |
|          Losses Were         |       8       |       9       |      10       |      11       |
|           Incurred           |     1990      |     1991      |     1992      |     1993      |
|                              |               |               |               |               |
|------------------------------|---------------|---------------|---------------|---------------|
|                              |               |               |               |               |
|  1.     Prior ...............|        29,001 |        56,098 |        66,741 |       106,445 |
|  2.     1984.................|        20,342 |        13,815 |        20,223 |        26,876 |
|  3.     1985.................|        36,612 |        34,047 |        30,415 |        31,330 |
|  4.     1986.................|        49,571 |        43,325 |        41,594 |        35,822 |
|  5.     1987.................|        87,279 |        61,191 |        63,292 |        42,081 |
|  6.     1988.................|       145,770 |        66,435 |        61,503 |        36,881 |
|  7.     1989.................|       104,146 |        82,543 |        55,293 |        41,007 |
|  8.     1990.................|       125,630 |       109,041 |        90,026 |        55,009 |
|  9.     1991.................|    X X X X    |        98,570 |        87,514 |        55,193 |
| 10.     1992.................|    X X X X    |    X X X X    |        64,920 |        46,732 |
| 11.     1993.................|    X X X X    |    X X X X    |    X X X X    |        47,924 |
 ----------------------------------------------------------------------------------------------





               SCHEDULE P - PART 4H - SECTION 2 - OTHER LIABILITY - CLAIMS-MADE


 ------------------------------------------------------------------------------------------------------------------------------
|              1              |BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR-END
|                             |(000 omitted)
|                             |------------------------------------------------------------------------------------------------
|        Years in Which       |               |               |               |               |               |               |
|          Losses Were        |       2       |       3       |       4       |       5       |       6       |       7       |
|           Incurred          |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
|                             |               |               |               |               |               |               |
|  1.     Prior ..............|             0 |             0 |             0 |             0 |             0 |             0 |
|  2.     1984................|             0 |             0 |             0 |             0 |             0 |             0 |
|  3.     1985................|    X X X X    |             0 |             0 |           (27)|           (33)|           (25)|
|  4.     1986................|    X X X X    |    X X X X    |             0 |            34 |           (21)|           (52)|
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |             2 |             0 |             0 |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |            40 |            30 |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |           116 |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------------------------------------------------------



 ---------------------------------------------------------------------------------------------|
|              1                                                                              |
|                                                                                             |
|                             ----------------------------------------------------------------|
|        Years in Which       |               |               |               |               |
|          Losses Were        |       8       |       9       |      10       |      11       |
|           Incurred          |     1990      |     1991      |     1992      |     1993      |
|                             |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|
|                             |               |               |               |               |
|  1.     Prior ..............|             0 |             0 |             0 |            40 |
|  2.     1984................|             0 |             0 |             0 |            12 |
|  3.     1985................|           (44)|            (9)|           (57)|             5 |
|  4.     1986................|          (208)|           (91)|            20 |            31 |
|  5.     1987................|             0 |             0 |             0 |             3 |
|  6.     1988................|            23 |           162 |             0 |             3 |
|  7.     1989................|            83 |            32 |            20 |             0 |
|  8.     1990................|            99 |            45 |            45 |           119 |
|  9.     1991................|    X X X X    |           217 |            98 |           134 |
| 10.     1992................|    X X X X    |    X X X X    |           348 |            86 |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |            13 |
 ---------------------------------------------------------------------------------------------


   Page           91

Form 2

                       CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNITED STATES FIDELITY AND GUARANTY COMPANY AND ITS AFFILIATED FIRE AND CASUALTY INSURERS



         SCHEDULE P - PART 4I - SPECIAL PROPERTY (FIRE, ALLIED LINES, INLAND
                                MARINE, EARTHQUAKE, GLASS, BURGLARY AND THEFT)


 ------------------------------------------------------------------------------------------------------------------------------
|                             |BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END
|                             |(000 omitted)
|              1              |------------------------------------------------------------------------------------------------
|                             |               |               |               |               |               |               |
|        Years in Which       |       2       |       3       |       4       |       5       |       6       |       7       |
|          Losses Were        |               |               |               |               |               |               |
|           Incurred          |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|                             |               |               |               |               |               |               |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
|                             |               |               |               |               |               |               |
|  1.     Prior ..............|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  2      1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  3.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------------------------------------------------------



 ---------------------------------------------------------------------------------------------
|                                                                                             |
|              1              ----------------------------------------------------------------|
|                             |               |               |               |               |
|        Years in Which       |       8       |       9       |      10       |      11       |
|          Losses Were        |               |               |               |               |
|           Incurred          |     1990      |     1991      |     1992      |     1993      |
|                             |               |               |               |               |
|                             |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|
|                             |               |               |               |               |
|  1.     Prior ..............|    X X X X    |        32,120 |        21,344 |        10,977 |
|  2      1992................|    X X X X    |    X X X X    |        16,111 |         2,061 |
|  3.     1993................|    X X X X    |    X X X X    |    X X X X    |         6,097 |
 ---------------------------------------------------------------------------------------------






                         SCHEDULE P - PART 4J - AUTO PHYSICAL DAMAGE


 ------------------------------------------------------------------------------------------------------------------------------
|                             |BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END
|                             |(000 omitted)
|              1              |------------------------------------------------------------------------------------------------
|                             |               |               |               |               |               |               |
|        Years in Which       |       2       |       3       |       4       |       5       |       6       |       7       |
|          Losses Were        |               |               |               |               |               |               |
|           Incurred          |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|                             |               |               |               |               |               |               |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
|                             |               |               |               |               |               |               |
|  1.     Prior ..............|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  2      1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  3.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------------------------------------------------------



 ---------------------------------------------------------------------------------------------|
|                                                                                             |
|                                                                                             |
|              1              ----------------------------------------------------------------|
|                             |               |               |               |               |
|        Years in Which       |       8       |       9       |      10       |      11       |
|          Losses Were        |               |               |               |               |
|           Incurred          |     1990      |     1991      |     1992      |     1993      |
|                             |               |               |               |               |
|                             |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|
|                             |               |               |               |               |
|  1.     Prior ..............|    X X X X    |        18,208 |        12,862 |         6,347 |
|  2      1992................|    X X X X    |    X X X X    |         4,424 |          (343)|
|  3.     1993................|    X X X X    |    X X X X    |    X X X X    |         5,847 |
 ----------------------------------------------------------------------------------------------



        SCHEDULE P - PART 4K - FIDELITY, SURETY, FINANCIAL GUARANTY, MORTGAGE GUARANTY


 ------------------------------------------------------------------------------------------------------------------------------
|                             |BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END
|                             |(000 omitted)
|              1              |------------------------------------------------------------------------------------------------
|                             |               |               |               |               |               |               |
|        Years in Which       |       2       |       3       |       4       |       5       |       6       |       7       |
|          Losses Were        |               |               |               |               |               |               |
|           Incurred          |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|                             |               |               |               |               |               |               |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
|                             |               |               |               |               |               |               |
|  1.     Prior ..............|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  2      1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  3.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------------------------------------------------------



 ---------------------------------------------------------------------------------------------|
|                                                                                             |
|              1              ----------------------------------------------------------------|
|                             |               |               |               |               |
|        Years in Which       |       8       |       9       |      10       |      11       |
|          Losses Were        |               |               |               |               |
|           Incurred          |     1990      |     1991      |     1992      |     1993      |
|                             |               |               |               |               |
|                             |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|
|                             |               |               |               |               |
|  1.     Prior ..............|    X X X X    |         7,223 |         4,210 |         6,918 |
|  2      1992................|    X X X X    |    X X X X    |         9,776 |         5,338 |
|  3.     1993................|    X X X X    |    X X X X    |    X X X X    |        15,103 |
 ---------------------------------------------------------------------------------------------





             SCHEDULE P - PART 4L - OTHER (INCLUDING CREDIT, ACCIDENT AND HEALTH)


 ------------------------------------------------------------------------------------------------------------------------------
|                             |BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END
|                             |(000 omitted)
|              1              |------------------------------------------------------------------------------------------------
|                             |               |               |               |               |               |               |
|        Years in Which       |       2       |       3       |       4       |       5       |       6       |       7       |
|          Losses Were        |               |               |               |               |               |               |
|           Incurred          |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|                             |               |               |               |               |               |               |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
|                             |               |               |               |               |               |               |
|  1.     Prior ..............|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  2      1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  3.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------------------------------------------------------



 ---------------------------------------------------------------------------------------------|
|                             |                                                               |
|                             |                                                               |
|              1              |---------------------------------------------------------------|
|                             |               |               |               |               |
|        Years in Which       |       8       |       9       |      10       |      11       |
|          Losses Were        |               |               |               |               |
|           Incurred          |     1990      |     1991      |     1992      |     1993      |
|                             |               |               |               |               |
|                             |               |               |               |               |
|-----------------------------|---------------------------------------------------------------
|                             |               |               |               |               |
|  1.     Prior ..............|    X X X X    |           20  |           (4) |             4 |
|  2      1992................|    X X X X    |    X X X X    |            8  |             0 |
|  3.     1993................|    X X X X    |    X X X X    |    X X X X    |             0 |
 ---------------------------------------------------------------------------------------------






                             SCHEDULE P - PART 4M - INTERNATIONAL

 ------------------------------------------------------------------------------------------------------------------------------
|                             |BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END
|                             |(000 omitted)
|              1              |------------------------------------------------------------------------------------------------
|                             |               |               |               |               |               |               |
|        Years in Which       |       2       |       3       |       4       |       5       |       6       |       7       |
|          Losses Were        |               |               |               |               |               |               |
|           Incurred          |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|                             |               |               |               |               |               |               |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
|                             |               |               |               |               |               |               |
|  1.     Prior ..............|             0 |             0 |             0 |             0 |             0 |             0 |
|  2.     1984................|             0 |             0 |             0 |             0 |             0 |             0 |
|  3.     1985................|    X X X X    |             0 |             0 |             0 |             0 |             0 |
|  4.     1986................|    X X X X    |    X X X X    |             0 |             0 |             0 |             0 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |             0 |             0 |             0 |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |         6,976 |         4,332 |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |         4,930 |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------------------------------------------------------



 ---------------------------------------------------------------------------------------------|
|                             |                                                               |
|                             |                                                               |
|              1              |---------------------------------------------------------------|
|                             |               |               |               |               |
|        Years in Which       |       8       |       9       |      10       |      11       |
|          Losses Were        |               |               |               |               |
|           Incurred          |     1990      |     1991      |     1992      |     1993      |
|                             |               |               |               |               |
|                             |               |               |               |               |
|-----------------------------|---------------------------------------------------------------|
|                             |               |               |               |               |
|  1.     Prior ..............|             0 |             0 |             0 |             0 |
|  2.     1984................|             0 |             0 |             0 |             0 |
|  3.     1985................|             0 |             0 |             0 |             0 |
|  4.     1986................|             0 |             0 |             0 |             0 |
|  5.     1987................|             0 |             0 |             0 |             0 |
|  6.     1988................|         3,098 |         1,388 |         1,425 |         1,694 |
|  7.     1989................|         2,760 |         1,775 |         1,523 |         1,444 |
|  8.     1990................|         5,303 |         3,754 |         2,259 |           958 |
|  9.     1991................|    X X X X    |         5,740 |         3,247 |         1,728 |
| 10.     1992................|    X X X X    |    X X X X    |         2,293 |         1,735 |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |         4,466 |
 ---------------------------------------------------------------------------------------------

  Page           92

Form 2

                       CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNITED STATES FIDELITY AND GUARANTY COMPANY AND ITS AFFILIATED FIRE AND CASUALTY INSURERS



                             SCHEDULE P - PART 4N - REINSURANCE A


 ------------------------------------------------------------------------------------------------------------------------------
|                             |BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END
|                             |(000 omitted)
|               1             |------------------------------------------------------------------------------------------------
|                             |               |               |               |               |               |               |
|        Years in Which       |       2       |       3       |       4       |       5       |       6       |       7       |
|          Losses Were        |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|           Incurred          |               |               |               |               |               |               |
|                             |               |               |               |               |               |               |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
|  1.     1988................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |        29,167 |        20,669 |
|  2.     1989................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |        14,575 |
|  3.     1990................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  4.     1991................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  5.     1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  6.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------------------------------------------------------


 ---------------------------------------------------------------------------------------------|
|                                                                                             |
|                                                                                             |
|               1             ----------------------------------------------------------------|
|                             |               |               |               |               |
|        Years in Which       |       8       |       9       |      10       |      11       |
|          Losses Were        |     1990      |     1991      |     1992      |     1993      |
|           Incurred          |               |               |               |               |
|                             |               |               |               |               |
|                             |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|
|  1.     1988................|        16,864 |         5,599 |         3,332 |         3,611 |
|  2.     1989................|        13,294 |        13,088 |        11,443 |         4,941 |
|  3.     1990................|        17,082 |        17,746 |        15,433 |         5,074 |
|  4.     1991................|    X X X X    |        32,597 |        23,320 |         6,916 |
|  5.     1992................|    X X X X    |    X X X X    |        23,417 |        18,544 |
|  6.     1993................|    X X X X    |    X X X X    |    X X X X    |        34,972 |
 ---------------------------------------------------------------------------------------------




                             SCHEDULE P - PART 4O - REINSURANCE B


 ------------------------------------------------------------------------------------------------------------------------------
|                             |BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END
|                             |(000 omitted)
|               1             |------------------------------------------------------------------------------------------------
|                             |               |               |               |               |               |               |
|        Years in Which       |       2       |       3       |       4       |       5       |       6       |       7       |
|          Losses Were        |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|           Incurred          |               |               |               |               |               |               |
|                             |               |               |               |               |               |               |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
|                             |               |               |               |               |               |               |
|  1.     1988................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |        18,119 |        12,928 |
|  2.     1989................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |         6,987 |
|  3.     1990................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  4.     1991................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  5.     1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  6.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------------------------------------------------------



 ---------------------------------------------------------------------------------------------|
|                                                                                             |
|                                                                                             |
|               1             ----------------------------------------------------------------|
|                             |               |               |               |               |
|        Years in Which       |       8       |       9       |      10       |      11       |
|          Losses Were        |     1990      |     1991      |     1992      |     1993      |
|           Incurred          |               |               |               |               |
|                             |               |               |               |               |
|                             |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|
|  1.     1988................|        10,228 |         2,583 |         1,598 |         1,815 |
|  2.     1989................|         5,714 |         4,607 |         3,651 |         2,163 |
|  3.     1990................|         5,534 |         5,443 |         4,686 |         1,822 |
|  4.     1991................|    X X X X    |        11,202 |         9,182 |         4,041 |
|  5.     1992................|    X X X X    |    X X X X    |        13,249 |         8,686 |
|  6.     1993................|    X X X X    |    X X X X    |    X X X X    |         9,690 |
 ---------------------------------------------------------------------------------------------



                             SCHEDULE P - PART 4P - REINSURANCE C

 ------------------------------------------------------------------------------------------------------------------------------
|                             |BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END
|                             |(000 omitted)
|               1             |------------------------------------------------------------------------------------------------
|                             |               |               |               |               |               |               |
|        Years in Which       |       2       |       3       |       4       |       5       |       6       |       7       |
|          Losses Were        |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|           Incurred          |               |               |               |               |               |               |
|                             |               |               |               |               |               |               |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
|                             |               |               |               |               |               |               |
|  1.     1988................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |             0 |             0 |
|  2.     1989................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |             0 |
|  3.     1990................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  4.     1991................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  5.     1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  6.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------------------------------------------------------


 ---------------------------------------------------------------------------------------------|
|                                                                                             |
|                                                                                             |
|               1             ----------------------------------------------------------------|
|                             |               |               |               |               |
|        Years in Which       |       8       |       9       |      10       |      11       |
|          Losses Were        |     1990      |     1991      |     1992      |     1993      |
|           Incurred          |               |               |               |               |
|                             |               |               |               |               |
|                             |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|
|  1.     1988................|             0 |             0 |             0 |             0 |
|  2.     1989................|             0 |             0 |             0 |             0 |
|  3.     1990................|             0 |             0 |             0 |             0 |
|  4.     1991................|    X X X X    |             0 |             0 |             0 |
|  5.     1992................|    X X X X    |    X X X X    |             0 |             0 |
|  6.     1993................|    X X X X    |    X X X X    |    X X X X    |             0 |
 ---------------------------------------------------------------------------------------------





                             SCHEDULE P - PART 4Q - REINSURANCE D

 ------------------------------------------------------------------------------------------------------------------------------
|                             |BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END
|                             |(000 omitted)
|               1             |------------------------------------------------------------------------------------------------
|                             |               |               |               |               |               |               |
|        Years in Which       |       2       |       3       |       4       |       5       |       6       |       7       |
|          Losses Were        |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|           Incurred          |               |               |               |               |               |               |
|                             |               |               |               |               |               |               |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
|                             |               |               |               |               |               |               |
|  1.     Prior ..............|             0 |             0 |             0 |             0 |             0 |             0 |
|  2.     1984................|           452 |         3,340 |           179 |             4 |            23 |             0 |
|  3.     1985................|    X X X X    |         6,413 |         7,117 |           931 |           346 |           125 |
|  4.     1986................|    X X X X    |    X X X X    |        15,706 |         7,079 |         3,446 |         2,206 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |        20,805 |        10,661 |         6,768 |
 ------------------------------------------------------------------------------------------------------------------------------


 ---------------------------------------------------------------------------------------------|
|                                                                                             |
|                                                                                             |
|               1             ----------------------------------------------------------------|
|                             |               |               |               |               |
|        Years in Which       |       8       |       9       |      10       |      11       |
|          Losses Were        |     1990      |     1991      |     1992      |     1993      |
|           Incurred          |               |               |               |               |
|                             |               |               |               |               |
|                             |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|
|  1.     1988................|               |               |               |               |
|  2.     1989................|             0 |             0 |             0 |             0 |
|  3.     1990................|             0 |             0 |             0 |             0 |
|  4.     1991................|           195 |             2 |             0 |             0 |
|  5.     1992................|         1,663 |           814 |           590 |           442 |
|  6.     1993................|         5,997 |         2,624 |         2,139 |         2,492 |
 ---------------------------------------------------------------------------------------------




              SCHEDULE P - PART 4R - SECTION 1 - PRODUCTS LIABILITY - OCCURRENCE


 ------------------------------------------------------------------------------------------------------------------------------
|                             |BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END
|                             |(000 omitted)
|               1             |------------------------------------------------------------------------------------------------
|                             |               |               |               |               |               |               |
|        Years in Which       |       2       |       3       |       4       |       5       |       6       |       7       |
|          Losses Were        |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|           Incurred          |               |               |               |               |               |               |
|                             |               |               |               |               |               |               |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
|                             |               |               |               |               |               |               |
|  1.     Prior ..............|        24,190 |        23,576 |        11,272 |         8,962 |         8,552 |         4,944 |
|  2.     1984................|         7,309 |         5,947 |         6,196 |         4,975 |         4,101 |         3,498 |
|  3.     1985................|    X X X X    |        10,485 |         7,804 |         7,597 |         6,977 |         5,298 |
|  4.     1986................|    X X X X    |    X X X X    |        26,221 |        19,150 |        16,072 |         9,372 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |        24,856 |        18,904 |        15,562 |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |        17,164 |        13,768 |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |        13,345 |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------------------------------------------------------



 ---------------------------------------------------------------------------------------------|
|                                                                                             |
|                                                                                             |
|               1             ----------------------------------------------------------------|
|                             |               |               |               |               |
|        Years in Which       |       8       |       9       |      10       |      11       |
|          Losses Were        |     1990      |     1991      |     1992      |     1993      |
|           Incurred          |               |               |               |               |
|                             |               |               |               |               |
|                             |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|
|                             |               |               |               |               |
|  1.     Prior ..............|        13,286 |        20,381 |        25,550 |        29,795 |
|  2.     1984................|         2,584 |         1,627 |         2,026 |         2,914 |
|  3.     1985................|         4,066 |         3,226 |         2,847 |         3,452 |
|  4.     1986................|         5,213 |         4,975 |         3,763 |         4,275 |
|  5.     1987................|        11,129 |         6,489 |         4,705 |         5,581 |
|  6.     1988................|        14,915 |         4,998 |         5,183 |         5,022 |
|  7.     1989................|         9,827 |         5,407 |         3,061 |         3,546 |
|  8.     1990................|        10,345 |         7,066 |         5,154 |         4,032 |
|  9.     1991................|    X X X X    |         7,951 |         6,021 |         4,756 |
| 10.     1992................|    X X X X    |    X X X X    |         6,687 |         4,483 |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |         5,486 |
 ---------------------------------------------------------------------------------------------





             SCHEDULE P - PART 4R - SECTION 2 - PRODUCTS LIABILITY - CLAIMS-MADE


 ------------------------------------------------------------------------------------------------------------------------------
|                             |BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END
|                             |(000 omitted)
|               1             |------------------------------------------------------------------------------------------------
|                             |               |               |               |               |               |               |
|        Years in Which       |       2       |       3       |       4       |       5       |       6       |       7       |
|          Losses Were        |     1984      |     1985      |     1986      |     1987      |     1988      |     1989      |
|           Incurred          |               |               |               |               |               |               |
|                             |               |               |               |               |               |               |
|                             |               |               |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|---------------|---------------|
|                             |               |               |               |               |               |               |
|  1.     Prior ..............|             0 |             0 |             0 |             0 |             0 |             0 |
|  2.     1984................|             0 |             0 |             0 |             0 |             0 |             0 |
|  3.     1985................|    X X X X    |             0 |             0 |             0 |             0 |             0 |
|  4.     1986................|    X X X X    |    X X X X    |             0 |             0 |             0 |             0 |
|  5.     1987................|    X X X X    |    X X X X    |    X X X X    |             0 |             0 |             0 |
|  6.     1988................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |             2 |             2 |
|  7.     1989................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |             0 |
|  8.     1990................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
|  9.     1991................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 10.     1992................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |    X X X X    |
 ------------------------------------------------------------------------------------------------------------------------------



 ---------------------------------------------------------------------------------------------|
|                                                                                             |
|                                                                                             |
|               1             ----------------------------------------------------------------|
|                             |               |               |               |               |
|        Years in Which       |       8       |       9       |      10       |      11       |
|          Losses Were        |     1990      |     1991      |     1992      |     1993      |
|           Incurred          |               |               |               |               |
|                             |               |               |               |               |
|                             |               |               |               |               |
|-----------------------------|---------------|---------------|---------------|---------------|
|                             |               |               |               |               |
|  1.     Prior ..............|             0 |             0 |             0 |             0 |
|  2.     1984................|             0 |             0 |             0 |             0 |
|  3.     1985................|             0 |             0 |             0 |             0 |
|  4.     1986................|             0 |             0 |             0 |             3 |
|  5.     1987................|             0 |             0 |             0 |             0 |
|  6.     1988................|             0 |             0 |             0 |             0 |
|  7.     1989................|             2 |             0 |             0 |             2 |
|  8.     1990................|            29 |            19 |            14 |             0 |
|  9.     1991................|    X X X X    |            52 |            31 |            12 |
| 10.     1992................|    X X X X    |    X X X X    |            24 |           348 |
| 11.     1993................|    X X X X    |    X X X X    |    X X X X    |             0 |
 ----------------------------------------------------------------------------------------------

   Page #            93

Form 2

                       CONSOLIDATED ANNUAL STATEMENT FOR THE YEAR 1993 OF THE UNITED STATES FIDELITY AND GUARANTY COMPANY AND ITS AFFILIATED FIRE AND CASUALTY INSURERS



                                  SCHEDULE P INTERROGATORIES

 ---------------------------------------------------------------------------------------------------------------------------
|
|
|   1.    Computation of excess statutory reserves over statement reserves. See Instructions for explanation and formulas.
|
|        (a) Auto Liability (private passenger and commercial)
|
|             1993                          (          60.0%)  1992                     (          60.0%)
|                  ------------------------------------------- -----------------------------------------
|             1991                          (          60.0%)                                   Total
|                  ------------------------------------------                                          -------------------------
|
|
|        (b) Other Liability and Products Liability
|
|             1993                          (          60.0%)  1992                     (          60.0%)
|                  ------------------------------------------  ------------------------------------------
|             1991                          (          60.0%)                                   Total
|                  ------------------------------------------                                          -------------------------
|
|         (c) Medical Malpractice
|
|             1993                          (          60.0%)  1992                     (          60.0%)
|                  ------------------------------------------  ------------------------------------------
|             1991                          (          60.0%)                                   Total
|                  ------------------------------------------                                          -------------------------
|
|         (d) Workers' Compensation
|
|             1993                          (          65.0%)  1992                     (          65.0%)
|                 -------------------------------------------  ---------------------------------------
|             1991                          (          65.0%)                                   Total
|                 ------------------------------------------                                          -------------------------
|
|         (e) Credit                                                                            Total
|                                                                                                     -------------------------
|
|         (f) All Lines Total (Report here and Page 3)                                          Total ________________________
|

|
|
|    2. What is the extended loss and expense reserve-direct and assumed-for the
|       following classes? An example of an extended loss and expense reserve is
|       is the actuarial reserve for the free-tail coverage arising upon death,
|       disability or retirement in most medical malpractice policies.  Such a
|       liability is to be reported here even if it was not reported elsewhere
|       in Schedule P, but otherwise reported as a liability item on page 3.
|       Show the full reserve amount, not just the change during the current
|       year.
|

|
| ------------------------------------------------------------------------------ -----------------------------------------
| |                   Year in which premiums          |            1            |            2            |       3       |
| |                   were earned and losses          |         Medical         |          Other          |   Products    |
| |                        were incurred              |       Malpractice       |        Liability        |   Liability   |
| |---------------------------------------------------|-------------------------|-------------------------|---------------|
|
| | (a)  1987                                         |                       0 |                       0 |             0 |
| | (b)  1988                                         |                       0 |                       0 |             0 |
| | (c)  1989                                         |                       0 |                       0 |             0 |
| | (d)  1990                                         |                       0 |                       0 |             0 |
| | (e)  1991                                         |                       0 |                       0 |             0 |
| | (f)  1992                                         |                       0 |                       0 |             0 |
| | (g)  1993                                         |                       0 |                       0 |             0 |
| |---------------------------------------------------|-------------------------|-------------------------|---------------|
| | (h)  Totals                                       |                       0 |                       0 |             0 |
|  -----------------------------------------------------------------------------------------------------------------------


    3. The term "Loss expense" includes all payments for legal expenses, including attorney's and witness fees and court costs,salaries and expenses of investigators, adjustors and field men,rents, stationery, telegraph and telephone charges,postage, salaries and expenses of office employees, home office expenses and all other payments under or on account of such injuries, whether the payments are allocated to specific claims or are unallocated. Are they so
          reported in this statement?               Answer: Yes [ X ] No [  ]

    4.    The unallocated loss expense payments paid during the most recent calendar year should be distributed to the various
          years in which losses were incurred as follows:  (1) 45% to the most recent year, (2) 5% to the next most recent year, and
          (3) the balance to all years, including the most recent, in proportion to the amount of loss payments paid for each year during the most recent calendar year. If the distribution in
          (1) or (2) produces an accumulated distribution  to such year in excess of 10% of the premiums earned for such year, disregarding all distributions made under (3), such accumulated distribution should be limited to 10% of premiums earned and the balance distributed in accordance with (3). Are they so reported
          in this Statement?                       Answer: Yes [  ] No [ X ]
                                   See note below !

    5. Do any lines in Schedule P include reserves which are reported gross of any discount to present value of future payments, but are reported net of such discounts on page 10? Yes [ X ] No [ ]

          If yes, proper reporting must be made in the Notes to Financial Statements, as specified in the Instructions. Also, the discounts must be reported in Schedule P - Part 1, Columns 31 and 32.

          Schedule P must be completed gross of non-tabular discounting. Work papers relating to discount calculations must be available for examination upon request.

          Discounting is allowed only if expressly permitted by the state insurance department to which this Annual Statement is being filed.

    6.    What were the net premiums in force at the end of the year for:
          (in thousands of dollars)


          (a) Fidelity                                              $17,308

          (b) Surety                                                $94,380




    7.    Claim count information is reported (check one)
          If not the same in all years, explain in Question 8.

          (a) per claim
                                                     ----------------------
          (b) per claimant                                          X
                                                     ----------------------
    8. The information provided in Schedule P will be used by many persons to estimate the adequacy of the current loss and expense reserves, among other things. Are there any especially significant events, coverage, retention or accounting changes which have occurred which must be considered when making such analyses (An extended statement may be attached)? In 1993, for the first time, USF&G explicitly reduced carried reserves for anticipated Salvage & Subrogation recoveries. To eliminate distortions in the one and two year developments shown in Part 2 we also restated carried reserves as of 12/91 and 12/92 for Parts 2 & 4 to be net of anticipated Salvage & Subrogation. The 1993 Earned Premiums for
          Part 10 - Reins. B reflects $60,000,000 of net ceded premiums associated with two reinsurance contracts. These excess of loss contracts cover risk reinsurance assumed through the operation of our Reinsurance Management Company, F&G Re. No losses were ceded under these contracts as of December 31, 1993. In 1984 United States Fidelity and Guaranty began actively writing reinsurance.
          This book of business is managed by F&G Re.   It is characterized
          by relatively large IBNR reserves and by slower payment patterns. In 1985, United States Fidelity and Guaranty began increasing the use of structured settlements to close claims. This has the effect of speeding up loss payment patterns. See Footnote #17 for the impact of the WCRB commutation.

          ITEM 4 NOTE - The accident year distribution of the calendar year 1993 ULAE Payments was based on cost accounting studies.